As Filed With The Securities And Exchange Commission on April 13, 2000

                                                            File Nos. 333-13185
                                                                       811-7839

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X
                                                                        -------

   Pre-Effective Amendment No.  ________

   Post-Effective Amendment No.    12

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X
                                                                        -------

   Amendment No.     13

                               CONSECO FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032
               (Address of Principal Executive Offices) (Zip Code)

                                 (317) 817-6300
              (Registrant's Telephone Number, including Area Code)

                             WILLIAM P. KOVACS, Esq.
                               Conseco Fund Group
                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032
               (Name and Address of Agent for Service of Process)

                                   Copies to:
                              Donald W. Smith, Esq.
                              Robert J. Zutz, Esq.

                           Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800

                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering:  Continuous

         It is proposed that this filing will become effective:

[     X     ]     Immediately upon filing pursuant to Rule 485(b)
[           ]     On   __________________ pursuant to Rule 485(b)
[           ]     60 days after filing pursuant to Rule 485(a)(1)
[           ]     On   __________________ pursuant to Rule 485(a)(1)
[           ]     75 days after filing pursuant to Rule 485(a)(2)
[           ]     On _________________ pursuant to Rule 485(a)(2)

                               CONSECO FUND GROUP

                                 Conseco 20 Fund
                               Conseco Equity Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

o    Cover Sheet

Contents of Registration Statement:

o    Part A -          Prospectus, Class A , B, C and Y
o    Part B -          Statement of Additional Information, Class A, B, C and Y
o    Part C -          Other Information
o    Signature Pages
o    Exhibits

                    PART A - PROSEPCTUS, CLASS A, B, C AND Y

April 13, 2000

                                                                      Prospectus

                                                      Class A, B, C and Y Shares

                                                    As with any mutual fund, the
                                        Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this
                                             prospectus is accurate or complete.
                       Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE CONSECO FUND GROUP'S APPROACH TO
MANAGING YOUR MUTUAL FUND INVESTMENT

THE FUNDS
     Conseco 20 Fund
     Conseco Equity Fund
     Conseco Balanced Fund
     Conseco Convertible Securities Fund
     Conseco High Yield Fund
     Conseco Fixed Income Fund

PRIMARY RISK CONSIDERATIONS

FEES AND EXPENSES

MANAGEMENT OF THE FUNDS
     Adviser
     Advisory Fees
     Portfolio Managers of the Conseco Fund Group
     Administrative Services
     Determining Share Price

MANAGING YOUR CONSECO FUND GROUP ACCOUNT
     Essential Information
     Choosing the Right Shares for Your Needs
     Share Class Sales Charges
     Three Convenient Ways to Open Your Conseco Fund Group Account Important Information about Buying Conseco Fund Group Shares
     Important Information about Selling Conseco Fund Group Shares Special Shareholder Services
     Dividends and Distributions
     Tax Considerations
     Distribution and Service Plans

FINANCIAL HIGHLIGHTS

                      The Conseco Fund Group's Approach to

                      Managing Your Mutual Fund Investment


We created the Conseco Fund Group as an economical way for investors to benefit from the insights of professional financial research. No matter what securities a particular fund emphasizes -- stocks and other equity securities, or bonds and other fixed-income securities -- all the funds of the Conseco Fund Group share one vital trait: Fundamental investment research plays the central role in their decision-making.

Conseco Capital Management, Inc. ("CCM"), the funds' Adviser, manages investments for the Conseco Fund Group and other affiliated mutual funds, as well as foundations, endowments, corporations, governments, unions and high net worth individuals. As of Dec. 31, 1999, CCM managed more than $42.2 billion.

CCM's analysts examine the total financial resources of the issuer of any security we might consider buying. They seek to learn if the issuer, whether a business or a government entity, has the resources to support its spending plans and meet its obligations in good economic times and bad.

In considering securities, like stocks or bonds, issued by a business, our analysts take the "big picture" into account. They inquire into the state of the industry the business is competing in, whether it is growing or declining. They look at the business's position in the industry and whether or not its market share is growing. They consider the quality of the goods or services it provides and its ability to innovate. They get to know its management.

This intensive fundamental research guides our funds in buying and selling securities. Because of the Adviser's active management style, our funds generally have a higher portfolio turnover rate than other funds, which means that our funds may have higher taxable distributions and increased trading costs that may affect performance.

All of the funds have the ability to change their investment objectives without shareholder approval, though they do not currently intend to do so.

SIDEBAR In Plain English: Defining terms

By law, every mutual fund must state its investment objective -- the goal of its investment strategy. The list below defines some of the terms used in our investment objectives:

(a) Investing consistent with the preservation of capital means the safety of the money invested in the fund is a primary consideration. The Adviser will not place the money in stocks or bonds that it feels have a likelihood of loss compared to other investments it might consider, even though they also have a strong likelihood of outstanding gains. That equation carries too much risk.

(b) Prudent investment risk means that the Adviser will seek investments that it believes offer a good prospect of gain compared to the possibility of loss. The upside may not be as great in these cases as in more speculative situations, but the possibility of loss is correspondingly less.

(c) Total investment return equals the interest paid on a bond investment -- or the dividends, if any, paid on a stock investment -- plus any increase (or minus any decrease) in its price during the period that an investor owns the security.

(d) Capital appreciation is any increase in the price of an investment during the time an investor owns it. From 1929 to the present, stocks have enjoyed greater capital appreciation than bonds overall and over most, but not all, intervals of five years or more.

(e) Income has a very specific meaning when applied to investing. It is the dividends earned from an investment in stocks or the interest earned from an investment in bonds. Bond issuers must stipulate the amount of interest they will pay and when they will pay it. Most stocks don't state the amount of dividends they'll pay out, and companies only pay dividends after they've paid the bond interest they owe. Moreover, the amount of interest earned on a bond investment is usually more than the amount of dividends paid out in a comparable investment in stocks.

SIDEBAR Matching Expectations and Risks

As you review the investment objectives of the Conseco Fund Group mutual funds and others, you should bear in mind that a single mutual fund can't have it all. Pursuing high total investment return or high investment income normally means investing in riskier stocks and bonds. Investing in safer securities normally means sacrificing a portion of the upside potential.

The Funds

CONSECO 20 FUND

The Conseco 20 Fund focuses on the stocks that the Adviser believes offer the strongest growth potential.

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

ADVISER'S STRATEGY

Normally, the fund will invest at least 65% of its assets in common stocks of companies that the Adviser believes have above-average growth prospects.

The fund is nondiversified -- it is not limited by the percentage of assets it may invest in any one issuer. It will normally concentrate its investments in a core position of approximately 20 to 30 common stocks. The fund has the flexibility to invest in companies of any size.

The Adviser looks for strong growth potential in companies:

o    Whose earnings appear likely to continue to rise

o That demonstrate the ability to grow their earnings at a consistently faster rate than their peers

o    Whose stocks appear to the Adviser to be priced below their true value

In selecting equity securities, the Adviser considers:

o High return on invested capital, a measure of how efficiently the company is using the money it has raised from stock and long-term borrowings

o Sound financial policies and a strong balance sheet, with low debt relative to shareholders' equity

o    Competitive advantages, including innovative products and services

o    Effective research, product development and marketing

o    Stable, capable management

The fund may also invest in any or all of the following:

o Preferred stock (which generally does not have voting rights but does have a stated dividend payment)

o Convertible securities (bonds, debentures, notes or preferred stock that can be converted into common stock)

o Warrants (contracts allowing purchase of a specific amount of common stock at a specific price)

o Bonds and other fixed-income securities (when the Adviser believes they are more attractive than stocks on a long-term basis)

For defensive purposes, the fund may temporarily depart from its investment objective and invest without limitation in cash and short-term debt securities. This could help the fund avoid losses but may mean lost opportunities.

PRIMARY RISKS

Concentration risk

Market risk

Small company risk

Liquidity and valuation risk

Foreign risk

See Primary Risk Considerations at page 00 for a detailed discussion of the fund's risks.

HOW HAS THE FUND PERFORMED?

The chart and table below give an indication of the fund's risks and performance. The chart shows you how the performance of the fund's Class A shares has varied from year to year. The table compares the fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the fund's past performance is not necessarily an indication of how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/99) -- Class A*

--------------- -----------
    28.00%        70.40%
--------------- -----------
     1998          1999
--------------- -----------

Best Quarter                4Q99         35.25%
Worst Quarter               3Q98        (17.13%)

*Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/99)
                                      One year             Since inception
Class A*
(inception 1/1/98)                      60.60%                  43.38%

Class B*
(inception 2/18/98)                     61.08%                  36.92%

Class C*
(inception 3/10/98)                     67.85%                  38.24%

Class Y*
(inception 4/6/98)                      71.36%                  38.17%

Standard & Poor's
500 Index
(since 1/1/98)                          21.04%                  24.74%

Standard & Poor's
Midcap 400 Index
(since 1/1/98)                          14.72%                  16.89%

* Class A share performance reflects the deduction of the maximum sales load. Class B and C share performance reflects the deduction of each class's respective maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

CONSECO EQUITY FUND

The Conseco Equity Fund offers an opportunity to participate in the growth of a variety of corporations by investing in common stocks.

INVESTMENT OBJECTIVE

The fund seeks to provide a high total return, consistent with preservation of capital and a prudent level of risk.

ADVISER'S STRATEGY

The fund primarily invests in common stocks and other U.S. and foreign securities, including

o Convertible securities that may be exchanged for common stock at a prestated price

o Warrants that entitle the owner to purchase a set amount of common stock at a prestated price

Normally, the fund will be widely diversified by industry and company. It will focus on small- and medium-size companies. They may be start-ups or better-established firms in the early phases of their growth. While they have the potential for attractive long-term returns, their stock may involve greater risk and more volatility than larger companies with a stronger competitive advantage. The Adviser's extensive research efforts can play a greater role in selecting these stocks than large-company stocks.

The Adviser looks for securities that will provide the two elements of total return: price appreciation and income from dividends. In selecting stocks, the Adviser considers these fundamentals:

o    Growth trends of the company and its industry

o The ratio of earnings per share to the stock's price per share and potential earnings growth

o Significant purchases or sales of the stock by a company's managers and other insiders

o    How closely actual earnings have matched analysts' forecasts

o    Recent changes in earnings

o    The stock's historical price movement

For defensive purposes, the fund may temporarily depart from its investment objective and invest without limitation in money-market instruments. This could help the fund avoid losses but may mean lost opportunities.

PRIMARY RISKS

Market risk

Liquidity and valuation risk

Small company risk

See Primary Risk Considerations at page 00 for a detailed discussion of the fund's risks.

HOW HAS THE FUND PERFORMED?

The chart and table below give an indication of the fund's risks and performance. The chart shows you how the performance of the fund's Class A shares has varied from year to year. The table compares the fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the fund's past performance is not necessarily an indication of how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/99) -- Class A*

-------------- ----------- -----------
   22.90%        16.11%      56.21%
-------------- ----------- -----------
    1997          1998        1999
-------------- ----------- -----------

Best Quarter                4Q99         38.72%
Worst Quarter               3Q98        (20.52%)

*Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/99)
                                      One year             Since inception
Class A*
(inception 1/2/97)                     47.23%                   28.08%

Class B*
(inception 1/28/98)                    47.85%                   30.51%

Class C*
(inception 2/19/98)                    54.33%                   29.88%

Class Y*
(inception 1/2/97)                     57.13%                   31.33%

Standard & Poor's
500 Index
(since 1/2/97)                         21.04%                   27.55%

Standard & Poor's
Midcap 400 Index
(since 1/2/97)                         14.72%                   21.80%

* Class A share performance reflects the deduction of the maximum sales load. Class B and C share performance reflects the deduction of each class's respective maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

CONSECO BALANCED FUND

The Conseco Balanced Fund offers investors both the higher growth potential of stocks and the higher income potential of bonds.

INVESTMENT OBJECTIVE

The fund seeks high total investment return, consistent with the preservation of capital and prudent investment risk.

ADVISER'S STRATEGY

Normally, the fund invests approximately 50%-65% of its assets in stocks and other equity securities. It invests the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents (which are investments, such as bank certificates of deposit and money-market funds, that the fund can readily sell for cash at their face value).

This balance may change:

o The Adviser may invest more than 65% of the fund's assets in stocks if it considers conditions in the stock market to be more favorable than those in the bond market.

o If the Adviser considers conditions in the bond market to be more favorable than those in the stock market, it may invest more than 50% of the fund's assets in fixed-income securities.

THE EQUITY PORTION OF THE PORTFOLIO

The fund may invest in equity securities of domestic and foreign issuers. These may include:

o Common and preferred stock (common stock ordinarily has no stated dividend payment but gives the owner the right to vote on corporate policy; preferred stock generally has a stated dividend payment but no voting rights)

o Convertible securities that can be exchanged for common stock once the stock has reached a prestated price

o Warrants that entitle the owner to purchase a set amount of common stock at a prestated price

The Adviser intends to diversify the equity portion of the fund's portfolio widely by size of company and industry.

The Adviser looks for securities that will provide the two elements of total return: price appreciation and income from dividends.

In selecting equity securities, such as stocks, the Adviser considers these fundamentals:

o    Growth trends of the company and its industry

o The ratio of earnings per share to the stock's price per share and potential earnings growth

o Significant purchases or sales of the stock by a company's managers and other insiders

o    How closely actual company earnings have matched analysts' forecasts

o    Recent changes in company earnings

o    The stock's historical price movement

THE FIXED INCOME PORTION OF THE PORTFOLIO

Normally, the fund will maintain at least 25% of its assets in a wide range of domestic and foreign fixed-income securities, such as bonds, including securities not based on the U.S. dollar. The majority of foreign investments will be in Yankee bonds (bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations). The Adviser will invest primarily in bonds with 7- to 30-year maturities.

The fund may also invest up to 25% of its total assets in below-investment-grade securities (those rated BB+/Ba1 or lower by Moody's/Standard & Poor's), which are not believed to involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by those companies with questionable credit histories. The lowest credit-rating categories in which the fund will invest are CCC/Caa (by Moody's/Standard & Poor's).

For defensive purposes, the fund may temporarily depart from its investment objective and invest without limitation in money-market instruments. This could help the fund avoid losses but may mean lost opportunities.

PRIMARY RISKS

Market risk

Credit risk

Interest rate risk

Foreign risk

Leverage risk

See Primary Risk Considerations at page 00 for a detailed discussion of the fund's risks.

HOW HAS THE FUND PERFORMED?

The chart and table below give an indication of the fund's risks and performance. The chart shows you how the performance of the fund's Class A shares has varied from year to year. The table compares the fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the fund's past performance is not necessarily an indication of how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/99) -- Class A*

-------------- ----------- -----------
   17.19%        12.45%      29.44%
-------------- ----------- -----------
    1997          1998        1999
-------------- ----------- -----------

Best Quarter                4Q99         19.67%
Worst Quarter               3Q98        (11.71%)

*Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/99)
                                       One year             Since inception
Class A*
(inception 1/2/97)                      22.00%                  17.15%

Class B*
(inception 2/10/98)                     22.35%                  14.94%

Class C*
(inception 2/13/98)                     27.52%                  17.08%

Class Y*
(inception 1/2/97)                      30.07%                  20.07%

Lehman Bros.
Aggregate
Bond Index
(since 1/2/97)                          (0.82%)                  5.73%

Standard & Poor's
Midcap 400 Index
(since 1/2/97)                          14.72%                  21.80%

* Class A share performance reflects the deduction of the maximum sales load. Class B and C share performance reflects the deduction of each class's respective maximum contingent-deferred sales load. Class Y shares are sold without a sales load.


CONSECO CONVERTIBLE SECURITIES FUND

The Conseco Convertible Securities Fund enables investors to pursue the benefits of income and capital appreciation by investing in bonds and other securities that are convertible into common stock.

INVESTMENT OBJECTIVE

The fund seeks high total return through a combination of current income and capital appreciation by investing primarily in convertible securities.

ADVISER'S STRATEGY

Normally, the Adviser invests at least 65% of the fund's assets in convertible securities (bonds, debentures, notes or preferred stock) that an owner has the option to exchange for common stock at a prestated price. Convertible securities are often of lower quality than other types of investments. At any given time, over 50% of the fund's assets may be invested in below-investment-grade (those rated BB+/Ba1 or lower by Moody's/Standard & Poor's) securities.

Adhering to strict discipline on when to buy and sell securities, the Adviser seeks high total return by:

o    Purchasing securities it believes are priced below their true value

o    Selling securities it believes are priced at or above their true value

To select securities, the Adviser evaluates security issuers and the securities themselves through independent fundamental analysis.

Besides convertible securities, the fund may invest in:

o Common stock (which has no stated dividend payment and gives the shareholder the right to vote on corporate policy) and other equity securities

o Convertible securities with conversion features that do not depend on the market price of the issuer's common stock

o    Stocks and bonds of foreign issuers, including issuers in emerging markets

For defensive purposes, the fund may temporarily depart from its investment objective and invest without limitation in preferred stocks and investment-grade debt securities. This could help the fund avoid losses, but may mean lost opportunities.

SIDEBAR Two investments in one

Convertible securities are bonds, debentures, notes or preferred stocks that an owner can exchange for common stock at a prearranged price. This exchange feature gives "convertibles" the characteristics of both a bond and a stock. When stock prices are rising, convertible securities prices tend to rise, too.

Yet when the opposite holds true, convertible prices tend to fall less than stock prices. Why? Because convertibles have a fixed-income component -- interest payments on convertible bonds and preferred dividends on convertible preferred stock -- that keeps paying income so long as the issuing company remains financially strong.

That fixed-income component can hold a convertible back as well as prop it up, of course. If the market fears that the issuing company's ability to meet its obligations is declining, the price of its convertible securities generally will suffer, no matter what is happening in the stock market.

PRIMARY RISKS

Market risk

Interest rate risk

Credit risk

Foreign risk, including developing market risk

Restricted securities risk

Leverage risk

See Primary Risk Considerations at page 00 for a detailed discussion of the fund's risks.

                             SIDEBAR HOW BONDS RATE

     Safer                  TREASURY: Bonds issued directly by the Treasury are               Lower Interest Rate
                            investment grade and carry only the credit risk of the
                            U.S. government.

                            OTHER U.S. AGENCIES: Bonds issued by U.S.
                            government-backed entities.

                            INVESTMENT GRADE: Bonds of domestic and foreign issuers that have generally adequate finances to cover their debts and strong credit records.

                            BELOW INVESTMENT GRADE: Bonds of issuers that are less
                            able to cover their debts than issuers of                         Higher Interest Rate
    Riskier                 investment-grade securities.

HOW HAS THE FUND PERFORMED?

The chart and table below give an indication of the fund's performance. The chart shows how the performance of the fund's Class A shares varied from year to year. The table compares the fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the fund's past performance is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/99) -- Class A*

--------------- -----------
    11.04%        40.12%
--------------- -----------
    1998+          1999
--------------- -----------

Best Quarter                4Q99        18.24%
Worst Quarter               3Q99         1.56%

* Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

+ For period from inception (Sept. 28, 1998) through Dec. 31, 1998 (not annualized).

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/99)
                                       One year             Since inception
Class A*
(inception 9/28/98)                     32.07%                  33.26%

Class B*
(inception 9/28/98)                     32.43%                  33.40%

Class C*
(inception 9/28/98)                     38.12%                  37.68%

Class Y*
(inception 9/28/98)                     40.91%                  40.02%

Merrill Lynch Broad
Convertible Index
(since 9/28/98)                         44.32%                  42.28%

* Class A share performance reflects the deduction of the maximum sales load. Class B and C share performance reflects the deduction of each class's respective maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

CONSECO HIGH YIELD FUND

The Conseco High Yield Fund offers investors the potential to receive a higher level of income than they could normally earn from investment-grade debt securities. This fund should be considered only by investors who can tolerate a greater degree of share price volatility.

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income with a secondary objective of capital appreciation.

ADVISER'S STRATEGY

Normally, the Adviser invests at least 65% of the fund's assets in below-investment-grade bonds (those rated BB+/Ba1 or lower by Moody's/Standard & Poor's).

Adhering to strict discipline on when to buy and sell securities, the Adviser seeks to achieve the fund's objectives by:

o    Purchasing securities it believes are priced below their true value

o    Selling securities it believes are priced at or above their true value

To select securities, the Adviser evaluates security issuers and the securities themselves through independent fundamental analysis.

The fund may invest in:

o Corporate debt securities and preferred stock (stock that has a stated dividend payment)

o Zero-coupon bonds and other deferred-interest securities that do not pay periodic interest. Such securities typically sell at a deep discount to the price printed on the bond's face. At maturity, investors receive the purchase price and the accumulated interest.

o Mortgage-backed debt securities (investments that pay bondholders from the principal and interest received from residential mortgages)

o Asset-backed debt securities (investments that pay bondholders from the principal and interest of the debt owed to banks, credit card companies and other lenders)

o Convertible securities (bonds, debentures, notes or preferred stock), that the owners can exchange for common stock at a prestated price

o Restricted securities (securities not registered with the Securities and Exchange Commission; though they are usually hard to sell -- we primarily buy restricted securities that in our opinion are easy to sell)

o Taxable municipal securities issued by state and local governments (interest on municipal bonds is often exempt from federal income tax; the fund invests in bonds that are typically not tax exempt)

The fund may also invest in:

o Cash or cash equivalents, such as certificates of deposit and money-market funds

o Money-market instruments, such as bankers' acceptances, commercial paper and repurchase agreements, which are easy to sell on the open market and are considered safe investments

o Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as the Federal Home Loan Bank and the Student Loan Marketing Association

In addition, the fund may invest in:

o Common stock (which has no stated dividend payment but, unlike preferred stock, gives the shareholder the right to vote on corporate policy) and other equity securities

o    Stocks and bonds of foreign issuers, including issuers in emerging markets

For defensive purposes or pending investment, the fund may temporarily depart from its objective and hold an unlimited amount in cash or in money-market instruments. This could help the fund avoid losses, but may mean lost opportunities.

PRIMARY RISKS

Credit risk
Interest rate risk
Market risk
Prepayment risk
Restricted securities risk
Foreign risk, including developing market risk

See Primary Risk Considerations at page 00 for a detailed discussion of the fund's risks.


                             SIDEBAR HOW BONDS RATE

     Safer                  TREASURY: Bonds issued directly by the Treasury are               Lower Interest Rate
                            investment grade and carry only the credit risk of the
                            U.S. government.

                            OTHER U.S. AGENCIES: Bonds issued by U.S.
                            government-backed entities.

                            INVESTMENT GRADE: Bonds of domestic and foreign issuers that have generally adequate finances to cover their debts and strong credit records.

                            BELOW INVESTMENT GRADE: Bonds of issuers that are less
                            able to cover their debts than issuers of                         Higher Interest Rate
    Riskier                 investment-grade securities.

SIDEBAR: MAKING THE (INVESTMENT) GRADE

A number of independent rating services assess a bond's creditworthiness and its issuer's financial strength according to objective statistical measures. Two of the most widely known are Moody's Investors Service and Standard & Poor's Corp. The chart below shows how their investment-grade and below-investment-grade ratings stack up:

                                         MOODY'S              STANDARD & POOR'S
----------------------------------- -------------------- ----------------------
                                           AAA                       AAA
Investment grade                                                      AA
                                            Aa                        A
                                            A                        BBB
                                           Baa
----------------------------------- -------------------- ----------------------
                                            BA                        BB
Below investment grade                                                B
                                            B                        CCC
                                           Caa                        CC
                                            Ca                        C
                                            C
----------------------------------- -------------------- ----------------------

HOW HAS THE FUND PERFORMED?

The chart and table below give an indication of the fund's risks and performance. The chart shows you how the performance of the fund's Class A shares has varied from year to year. The table compares the fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the fund's past performance is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/99) -- Class A*

--------------- -----------
    6.56%         9.03%
--------------- -----------
     1998          1999
--------------- -----------

*Class A total return is shown without the applicable sales load. If the sales load were included, total return would have been lower.

Best Quarter                1Q98         8.17%
Worst Quarter               3Q98        (5.56%)

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/99)
                                       One year             Since inception
Class A*
(inception 1/1/98)                      2.76%                    4.64%

Class B*
(inception 2/19/98)                     3.14%                    2.22%

Class C*
(inception 2/19/98)                     7.51%                    4.33%

Class Y*
(inception 3/2/98)                      9.64%                    5.93%

Merrill Lynch High
Yield Index
(since 1/1/98)                          1.57%                    2.61%

* Class A share performance reflects the deduction of the maximum sales load. Class B and C share performance reflects the deduction of each class's respective maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

         CONSECO FIXED INCOME FUND

The Conseco Fixed Income Fund offers investors a strong complement to traditional investment vehicles like CDs or money market funds. The fund provides a way to earn income from a portfolio of bonds and other fixed-income securities. Unlike traditional savings accounts, the principal value of an investment in the fund will fluctuate.

The fund is not insured by the Federal Deposit Insurance Corporation.

INVESTMENT OBJECTIVE

The fund seeks to provide the highest level of income as is consistent with the preservation of the capital investment.

ADVISER'S STRATEGY

The fund invests primarily in investment-grade debt securities.

The Adviser actively manages the portfolio to generate income, reduce risk and preserve or enhance total return.

Adhering to strict guidelines on when to buy and sell securities, the Adviser seeks to achieve the fund's objective by:

o    Purchasing securities it believes are priced below their true value

o    Selling securities it believes are priced at or above their true value

To select securities, the Adviser evaluates security issuers and the securities themselves through independent fundamental analysis.

The fund may invest in debt securities issued by:

o    Public and private U.S. companies

o Foreign companies (the fund makes these investments primarily in the form of Yankee bonds -- bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations)

o The U.S. government and its agencies, such as the Federal Home Loan Bank and the Student Loan Marketing
     Association

o State and local governments issuing taxable municipal securities (interest on municipal bonds is often exempt from federal income tax; the fund typically invests in bonds that are not tax exempt)

o    Foreign governments, their agencies and instrumentalities

The fund may also invest in:

o Mortgage-backed debt securities (investments that pay bondholders from the principal and interest received from residential mortgages)

o Asset-backed debt securities (bonds or similar investments that pay bondholders from the principal and interest on debt owed to banks, credit card companies and other lenders)

o Restricted securities (securities not registered with the Securities and Exchange Commission; though they are usually hard to sell -- we primarily buy restricted securities that in our opinion are easy to sell)

In addition, the fund may invest up to 15% of its assets in:

o Common and preferred stock (common stock has no stated dividend payment but gives the shareholder the right to vote on corporate policy; preferred stock generally has no voting rights but does have a stated dividend payment)

o Convertible securities (bonds, debentures, notes or preferred stock) that an owner has the option to exchange for common stock at a prestated price

o Debt securities (bonds and similar investments) carrying warrants to purchase equity securities (contracts allowing purchase of a specific amount of common stock at a prestated price)

Up to 10% of fund assets may be invested in below-investment-grade securities (those rated BB+/Ba1 or lower by Moody's/Standard & Poor's), commonly known as high-yield or "junk" bonds, which tend to fluctuate in price to a greater extent than investment-grade debt securities.

While the fund may purchase debt securities of any maturity (the date when issuers must repay the bond's principal), we anticipate that the average life of the portfolio (the maturities of all bonds in the portfolio averaged together) will range between 7 and 15 years. This average may, however, be shorter or longer depending on market conditions.

PRIMARY RISKS

Credit risk

Interest rate risk

Market risk

Prepayment risk

Restricted securities risk

Municipal market risk

Foreign risk

See Principal Risk Considerations at page 00 for a detailed discussion of the fund's risks.


                                    SIDEBAR HOW BONDS RATE

     Safer                  TREASURY: Bonds issued directly by the U.S. Treasury              Lower Interest Rate
                            are investment grade and carry only the credit risk of
                            the U.S. government.

                            OTHER U.S. AGENCIES: Bonds issued by U.S.
                            government-sponsored entities.

                            INVESTMENT GRADE: Bonds of domestic and foreign issuers that generally have adequate finances to cover their debts and strong credit records.

                            BELOW INVESTMENT GRADE: Bonds of issuers that are less
                            able to cover their debts than issuers of                         Higher Interest Rate
    Riskier                 investment-grade securities.


SIDEBAR: MAKING THE (INVESTMENT) GRADE

A number of independent rating services assess a bond's creditworthiness and its issuer's financial strength according to objective statistical measures. Two of the most widely known are Moody's Investors Service and Standard & Poor's Corp. The chart below shows how their investment-grade and below-investment-grade ratings stack up:


                                    ---------------------- --------------------
                                            MOODY'S          STANDARD & POOR'S
----------------------------------- ---------------------- --------------------
                                              AAA                       AAA
Investment grade                                                         AA
                                               Aa                        A
                                               A                        BBB
                                              Baa
----------------------------------- ---------------------- --------------------
                                              BA                        BB
Below investment grade                                                   B
                                               B                        CCC
                                              Caa                        CC
                                               Ca                        C
                                               C
----------------------------------- ---------------------- --------------------

HOW HAS THE FUND PERFORMED?

The chart and table below give an indication of the fund's risk and performance. The chart shows you how the performance of the fund's Class A shares has varied from year to year. The table compares the fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the fund's past performance is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/99) -- Class A*

-------------- ------------ -----------
    8.66%         7.57%      (0.27%)
-------------- ------------ -----------
    1997          1998         1999
-------------- ------------ -----------

*Class A total return is shown without the applicable sales load. If the sales load were included, total return would have been lower.

Best Quarter                2Q97         3.21%
Worst Quarter               2Q99        (1.32%)

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/99)
                                       One year             Since inception
Class A*
(inception 1/2/97)                      (5.26%)                  3.46%

Class B*
(inception 3/20/98)                     (5.46%)                 (0.42%)

Class C*
(inception 3/5/98)                      (1.47%)                  2.63%

Class Y*
(inception 1/2/97)                       0.38%                   5.89%

Lehman Bros.
Aggregate
Bond Index
(since 1/2/97)                          (0.82%)                  5.73%

* Class A share performance reflects the deduction of the maximum sales load. Class B and C share performance reflects the deduction of each class's respective maximum contingent-deferred sales load. Class Y shares are sold without a sales load.


Primary Risk Considerations

Any mutual fund investment is subject to risk and may decline in value. YOU COULD LOSE PART OR EVEN ALL OF THE MONEY YOU INVEST. The extent to which any Conseco Fund Group mutual fund faces the risks listed below depends on:

o    Its investment objective

o    Its ability to achieve its objective

o    The markets in which it invests

o    The investments it makes in those markets

o    General economic conditions

Concentration Risk

If a fund has most of its investments in a few securities or a single economic sector, its performance will be more susceptible to factors adversely affecting companies or other issuers in that sector than would a more diversified portfolio of securities.

Credit Risk

The issuer of a security, or one of the parties to a contract, may default or otherwise be unable to honor a financial obligation. Securities rated below investment grade are especially susceptible to this risk.

Foreign Risk

Investment gains in foreign securities may be subject to higher taxes and foreign currencies may lose value relative to the U.S. dollar. That would reduce the value of both the gains and the investment itself for American investors. Changes in foreign countries' economic policies and their relations with the United States may also pose risks.


Developing Market Risk

The general risks of foreign investing are greater in developing markets. In addition, investors in developing markets face a greater likelihood of political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. They may also have to cope with changes in local governmental attitudes towards private investment, possibly leading to nationalization or confiscation of their assets.


Interest Rate Risk

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall, while a decline in interest rates may produce an increase in market value. Because of this risk, a fund that invests in fixed-income securities is subject to risk even if all the fixed-income securities in that fund's portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

Leverage Risk

Borrowing, or some derivative investments, such as forward commitment transactions, may multiply smaller market movements into large changes in value.

Liquidity and Valuation Risks

Securities that were liquid when purchased by a fund may become temporarily hard to value and difficult or impossible to sell, especially in declining markets.

         Market Risk

The market value of a fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Municipal Market Risk

Factors unique to the municipal bond market may negatively affect the value of the fund's investment in municipal bonds. These include political or legislative changes, uncertainties related to the tax status of the securities and the rights of investors in the securities. The fund may invest in a group of municipal obligations that are related in such a way that an economic, business or political development affecting one would also affect the others.

Prepayment Risk

Issuers may prepay fixed-rate bonds when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original bonds.

Restricted Securities Risk

A buyer for restricted securities may be difficult to come by and their selling price will be less than originally anticipated because they may only be sold in privately negotiated transactions.

Small Company Risk

Investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of smaller-company stocks is normally lower than that of larger-company stocks. Short-term changes in the market for small-company stocks generally have a disproportionate effect on their price, tending to make them rise more in response to buying demand and fall more in response to selling pressure.

Euro Conversion Risk

The funds could also be adversely affected by the conversion of European currencies into the Euro beginning Jan. 1, 1999. This conversion will not be complete until 2002, and its full implementation may be delayed. Difficulties with the conversion and potential delays may significantly impact European capital markets and could increase volatility in world capital markets.

It is impossible to know whether the problems associated with Euro conversion, which could disrupt operations of investments if uncorrected, have been adequately addressed until the dates in question arrive.

Please note that there are other circumstances not described here which could adversely affect your investment and potentially prevent a fund from achieving its objectives.


Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the funds. These expenses are deducted from the funds' assets.


The figures in the Annual Operating Expense tables are based on last year's expenses. Actual expenses this year may be higher or lower.


Shareholder Fees


(fees paid directly from your investment)

                                 CONSECO 20 FUND

                                Shareholder Fees

                           ------------ ----------- ------------ -----------
                             CLASS A     CLASS B      CLASS C     CLASS Y
-------------------------- ------------ ----------- ------------ -----------
 MAXIMUM UP-FRONT SALES       5.75%        None        None         None
   CHARGE ON PURCHASES
-------------------------- ------------ ----------- ------------ -----------
    MAXIMUM DEFERRED          None*      5.00%**     1.00%***       None
      SALES CHARGE
------------------------- ------------ ----------- ------------ -----------

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

* If you buy $500,000 or more of Class A shares and sell any of these shares within 180 days from the date of purchase, you may pay a 1.00% contingent-deferred sales charge at the time of redemption.

** The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

*** The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within the first year after purchase.

                                             Annual Operating Expenses
                                 --------------- ------------- -------------- ------------
                                    CLASS A        CLASS B        CLASS C       CLASS Y
-------------------------------- --------------- ------------- -------------- ------------
MANAGEMENT AND ADMINISTRATIVE        0.90%          0.90%          0.90%         0.90%
FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS DISTRIBUTION                    0.50%          1.00%          1.00%         None
----
(12B-1) FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES                  0.30%          0.30%          0.30%         0.30%
----
-------------------------------- --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND             1.70%          2.20%          2.20%         1.20%
------
OPERATING EXPENSES
-------------------------------- --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/OR EXPENSE      (0.02%)        (0.02%)        (0.02%)       (0.02%)
----
REIMBURSEMENT
-------------------------------- --------------- ------------- -------------- ------------
EQUALS NET EXPENSES                  1.68%          2.18%          2.18%         1.18%
------
-------------------------------- --------------- ------------- -------------- ------------

+ The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the fund's expenses through 4/30/01 to ensure that total annual operating expenses do not exceed 1.70% for Class A; 2.20% for Class B and C; and 1.20% for Class
     Y. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.


                               CONSECO EQUITY FUND
                                Shareholder Fees

                           ------------ ----------- -------------- -----------
                             CLASS A     CLASS B       CLASS C      CLASS Y

------------------------- ------------ ----------- -------------- -----------
 MAXIMUM UP-FRONT SALES       5.75%        None         None          None
   CHARGE ON PURCHASES
-------------------------- ------------ ----------- -------------- -----------
    MAXIMUM DEFERRED          None*      5.00%**      1.00%***        None
      SALES CHARGE
-------------------------- ------------ ----------- -------------- -----------

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

* If you buy $500,000 or more of Class A shares and sell any of these shares within 180 days from the date of purchase, you may pay a 1.00% contingent-deferred sales charge at the time of redemption.

** The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

*** The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within the first year after purchase.

                                             Annual Operating Expenses
                                 --------------- ------------- -------------- ------------
                                    CLASS A        CLASS B        CLASS C       CLASS Y
-------------------------------- --------------- ------------- -------------- ------------
MANAGEMENT AND ADMINISTRATIVE        0.90%          0.90%          0.90%         0.90%
FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS DISTRIBUTION                    0.50%          1.00%          1.00%         None
----
(12B-1) FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES                  0.26%          0.26%          0.26%         0.26%
----
-------------------------------- --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND             1.66%          2.16%          2.16%         1.16%
------
OPERATING EXPENSES
-------------------------------- --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/OR EXPENSE      (0.16%)        (0.16%)        (0.16%)       (0.16%)
----
REIMBURSEMENT+
-------------------------------- --------------- ------------- -------------- ------------
EQUALS NET EXPENSES                  1.50%          2.00%          2.00%         1.00%
------
-------------------------------- --------------- ------------- -------------- ------------

+ The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the fund's expenses through 4/30/01 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                              CONSECO BALANCED FUND
                                Shareholder Fees

                           ------------ ----------- ------------ -----------
                             CLASS A     CLASS B      CLASS C     CLASS Y
-------------------------- ------------ ----------- ------------ -----------
 MAXIMUM UP-FRONT SALES       5.75%        None        None         None
   CHARGE ON PURCHASES
-------------------------- ------------ ----------- ------------ -----------
    MAXIMUM DEFERRED          None*      5.00%**     1.00%***       None
      SALES CHARGE
-------------------------- ------------ ----------- ------------ -----------

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

* If you buy $500,000 or more of Class A shares and sell any of these shares within 180 days from the date of purchase, you may pay a 1.00% contingent-deferred sales charge at the time of redemption.

** The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

*** The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within the first year after purchase.

                                             Annual Operating Expenses
                                 --------------- ------------- -------------- ------------
                                    CLASS A        CLASS B        CLASS C       CLASS Y
-------------------------------- --------------- ------------- -------------- ------------
MANAGEMENT AND ADMINISTRATIVE        0.90%          0.90%          0.90%         0.90%
FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS DISTRIBUTION                    0.50%          1.00%          1.00%         None
----
(12B-1) FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES                  0.56%          0.56%          0.56%         0.56%
----
-------------------------------- --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND             1.96%          2.46%          2.46%         1.46%
------
OPERATING EXPENSES
-------------------------------- --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/OR EXPENSE      (0.46%)        (0.46%)        (0.46%)       (0.46%)
----
REIMBURSEMENT+
-------------------------------- --------------- ------------- -------------- ------------
EQUALS NET EXPENSES                  1.50%          2.00%          2.00%         1.00%
------
-------------------------------- --------------- ------------- -------------- ------------

+ The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the fund's expenses through 4/30/01 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                       CONSECO CONVERTIBLE SECURITIES FUND
                                Shareholder Fees

                           ------------ ----------- ------------ -----------
                             CLASS A     CLASS B      CLASS C     CLASS Y
-------------------------- ------------ ----------- ------------ -----------
 MAXIMUM UP-FRONT SALES       5.75%        None        None         None
   CHARGE ON PURCHASES

-------------------------- ------------ ----------- ------------ -----------
    MAXIMUM DEFERRED          None*      5.00%**     1.00%***       None
      SALES CHARGE
-------------------------- ------------ ----------- ------------ -----------

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

* If you buy $500,000 or more of Class A shares and sell any of these shares within 180 days from the date of purchase, you may pay a 1.00% contingent-deferred sales charge at the time of redemption.

** The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

*** The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within the first year after purchase.

                                             Annual Operating Expenses
                                 --------------- ------------- -------------- ------------
                                    CLASS A        CLASS B        CLASS C       CLASS Y
-------------------------------- --------------- ------------- -------------- ------------
MANAGEMENT AND ADMINISTRATIVE        1.05%          1.05%          1.05%         1.05%
FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS DISTRIBUTION                    0.50%          1.00%          1.00%         None
----
(12B-1) FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES                  0.40%          0.40%          0.40%         0.40%
----
------------------------------- --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND             1.95%          2.45%          2.45%         1.45%
------
OPERATING EXPENSES
-------------------------------- --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/OR EXPENSE      (0.40%)        (0.40%)        (0.40%)       (0.40%)
----
REIMBURSEMENT+
-------------------------------- --------------- ------------- -------------- ------------
EQUALS NET EXPENSES                  1.55%          2.05%          2.05%         1.05%
------
-------------------------------- --------------- ------------- -------------- ------------

+ The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the fund's expenses through 4/30/01 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                             CONSECO HIGH YIELD FUND
                                Shareholder Fees

                           ------------ ----------- ------------ -----------
                             CLASS A     CLASS B      CLASS C     CLASS Y
-------------------------- ------------ ----------- ------------ -----------
 MAXIMUM UP-FRONT SALES       5.75%        None        None         None
   CHARGE ON PURCHASES
-------------------------- ------------ ----------- ------------ -----------
    MAXIMUM DEFERRED          None*      5.00%**     1.00%***       None
      SALES CHARGE
-------------------------- ------------ ----------- ------------ -----------

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

* If you buy $500,000 or more of Class A shares and sell any of these shares within 180 days from the date of purchase, you may pay a 1.00% contingent-deferred sales charge at the time of redemption.

** The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

*** The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within the first year after purchase.

                                             Annual Operating Expenses
                                 --------------- ------------- -------------- ------------
                                    CLASS A        CLASS B        CLASS C       CLASS Y
-------------------------------- --------------- ------------- -------------- ------------
MANAGEMENT AND ADMINISTRATIVE        0.90%          0.90%          0.90%         0.90%
FEES
------------------------------- --------------- ------------- -------------- ------------
PLUS DISTRIBUTION                    0.50%          1.00%          1.00%         None
----
(12B-1) FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES                  0.26%          0.26%          0.26%         0.26%
----
-------------------------------- --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND             1.66%          2.16%          2.16%         1.16%
------
OPERATING EXPENSES
-------------------------------- --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/OR EXPENSE      (0.26%)        (0.26%)        (0.26%)       (0.26%)
----
REIMBURSEMENT+
-------------------------------- --------------- ------------- -------------- ------------
EQUALS NET EXPENSES                  1.40%          1.90%          1.90%         0.90%
------
-------------------------------- --------------- ------------- -------------- ------------

+ The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the fund's expenses through 4/30/01 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                            CONSECO FIXED INCOME FUND
                                Shareholder Fees

                           ------------ ----------- -------------- ------------
                             CLASS A     CLASS B       CLASS C       CLASS Y

-------------------------- ------------ ----------- -------------- ------------
MAXIMUM UP-FRONT SALES        5.00%        None         None          None
CHARGE ON PURCHASES
-------------------------- ------------ ----------- -------------- ------------
MAXIMUM DEFERRED              None*      5.00%**      1.00%***        None
SALES CHARGE
-------------------------- ------------ ----------- -------------- ------------

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

* If you buy $500,000 or more of Class A shares and sell any of these shares within 180 days from the date of purchase, you may pay a 1.00% contingent-deferred sales charge at the time of redemption.

** The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

*** The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within the first year after purchase.

                                             Annual Operating Expenses
                                 --------------- ------------- -------------- ------------
                                    CLASS A        CLASS B        CLASS C       CLASS Y
-------------------------------- --------------- ------------- -------------- ------------
MANAGEMENT AND ADMINISTRATIVE        0.65%          0.65%          0.65%         0.65%
FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS DISTRIBUTION                    0.65%          1.00%          1.00%         None
----
(12B-1) FEES
-------------------------------- --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES                  0.34%          0.34%          0.34%         0.34%
----
-------------------------------- --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND             1.64%          1.99%          1.99%         0.99%
------
OPERATING EXPENSES
-------------------------------- --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/OR EXPENSE      (0.39%)        (0.39%)        (0.39%)       (0.39%)
----
REIMBURSEMENT+
-------------------------------- --------------- ------------- -------------- ------------
EQUALS NET EXPENSES                  1.25%          1.60%          1.60%         0.60%
------
-------------------------------- --------------- ------------- -------------- ------------

+ The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the fund's expenses through 4/30/01 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

EXPENSE EXAMPLE

These examples will help you compare the cost of investing in the Conseco Fund Group to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a fund for the time periods indicated and then sell all your shares at the end of each period. The examples also assume that your investment has a 5.00% return each year and that the fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

CLASS A SHARES
                                     1 Year         3 Years*        5 Years*        10 Years*
   Conseco 20 Fund                    $216            $552            $912           $1,918

   Conseco Equity Fund                $208            $557            $930           $1,977

   Conseco Balanced Fund              $208            $619           $1,057          $2,272

   Conseco Convertible
   Securities Fund                    $213            $622           $1,057          $2,266

   Conseco High Yield Fund            $198            $547            $921           $1,969

   Conseco Fixed
   Income Fund                        $175            $521            $891           $1,929

* The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

CLASS B SHARES
                                     1 Year         3 Years*        5 Years*        10 Years*
   Conseco 20 Fund                    $718            $977           $1,262          $2,313

   Conseco Equity Fund                $700            $951           $1,229          $2,261

   Conseco Balanced Fund              $700           $1,013          $1,353          $2,546

   Conseco Convertible
   Securities Fund                    $705           $1,016          $1,353          $2,540

   Conseco High Yield Fund            $690            $942           $1,219          $2,253

   Conseco Fixed
   Income Fund                        $660            $878           $1,121          $2,120

* The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

CLASS C SHARES
                                     1 Year         3 Years*        5 Years*        10 Years*
   Conseco 20 Fund                    $318            $677           $1,162          $2,497

   Conseco Equity Fund                $300            $651           $1,129          $2,446

   Conseco Balanced Fund              $300            $713           $1,253          $2,726

   Conseco Convertible
   Securities Fund                    $305            $716           $1,253          $2,721

   Conseco High Yield Fund            $290            $642           $1,119          $2,438

   Conseco Fixed
   Income Fund                        $260            $578           $1,021          $2,251

* The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

CLASS Y SHARES
                                     1 Year         3 Years*        5 Years*        10 Years*
   Conseco 20 Fund                    $118            $372            $645           $1,426

   Conseco Equity Fund                $100            $346            $611           $1,368

   Conseco Balanced Fund              $100            $409            $740           $1,677

   Conseco Convertible
   Securities Fund                    $105            $412            $741           $1,671

   Conseco High Yield Fund             $90            $336            $602           $1,360

   Conseco Fixed
   Income Fund                         $60            $271            $499           $1,154

* The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.



MANAGEMENT OF THE FUNDS

ADVISER



Conseco Capital Management, Inc. ("CCM") is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. CCM is a wholly owned subsidiary of Conseco, Inc., a publicly owned financial services company that provides specialized annuity, and life and health insurance products. CCM manages investments for Conseco, Conseco-affiliated insurance companies, the Conseco Fund Group family of mutual funds and other Conseco mutual funds, as well as for foundations, endowments, corporations, government entities, unions and high net worth individuals. As of Dec. 31, 1999, CCM managed more than $42.2 billion.

ADVISORY FEES

For the fiscal year ended 12/31/99, the advisory fee paid to the Adviser by each fund was as follows:

-------------------------------------------------- ------------------------------------------------
                    FUND NAME                                    ADVISORY FEES PAID
-------------------------------------------------- ------------------------------------------------
                                                            (EXPRESSED AS A PERCENTAGE OF
                                                              AVERAGE DAILY NET ASSETS)
-------------------------------------------------- ------------------------------------------------
CONSECO 20 FUND                                                         0.68%
-------------------------------------------------- ------------------------------------------------
CONSECO EQUITY FUND                                                     0.54%
-------------------------------------------------- ------------------------------------------------
CONSECO BALANCED FUND                                                   0.24%
-------------------------------------------------- ------------------------------------------------
CONSECO CONVERTIBLE SECURITIES FUND                                     0.45%
-------------------------------------------------- ------------------------------------------------
CONSECO HIGH YIELD FUND                                                 0.44%
-------------------------------------------------- ------------------------------------------------
CONSECO FIXED INCOME FUND                                               0.06%
-------------------------------------------------- ------------------------------------------------



 PORTFOLIO MANAGERS OF THE CONSECO FUND GROUP



---------------------------- ----------- ----------------------------------------------------- --------------------
                             With CCM
                               since
       Fund Manager                                    Professional Experience                        Funds
---------------------------- ----------- ----------------------------------------------------- --------------------
Peter C. Andersen, CFA,      1997        o    Manages below-investment-grade               o        CONSECO
Vice President,                               fixed-income portfolios for institutional             HIGH YIELD
Portfolio Analytics,                          client accounts
CONSECO CAPITAL                          o    Portfolio manager of other affiliated
MANAGEMENT, INC.                              investment companies
                                         Prior to joining the Adviser, Mr. Andersen was a
                                         portfolio manager for Colonial Management
                                         Associates, where he managed over $650
                                         million in high-yield, tax-free mutual
                                         funds.



---------------------------- ----------- ----------------------------------------------------- --------------------
Andrew S. Chow, CFA, FLMI,   1991        o    Responsible for trading mortgage-backed          o    Conseco
Vice President,                               securities, exchange and over-the-counter             Convertible
CONSECO CAPITAL                               derivatives and convertible securities                Securities
MANAGEMENT, INC.                         o    Portfolio manager for institutional
                                              fixed-income client accounts

---------------------------- ----------- ----------------------------------------------------- --------------------
Gregory J. Hahn, CFA,        1989        o   Responsible for portfolio analysis and            o    Conseco
                                             management of the institutional client accounts        Balanced
Chief Fixed Income                           and analytical support for taxable portfolios          (fixed-income
Investment Officer, Senior               o   Responsible for SEC registered investment              portion)
Vice President,                              products                                          o    Conseco
Portfolio Analytics,                     o   Portfolio manager of other affiliated and              Fixed Income
CONSECO CAPITAL                              unaffiliated investment companies
MANAGEMENT, INC.

---------------------------- ----------- ----------------------------------------------------- --------------------
Thomas J. Pence, CFA,        1992        o    Manages the equity portion of the Balanced       o    Conseco
Chief Equity Investment                       Fund's portfolio                                      Balanced
Officer, Senior Vice                     o    Manages CCM's equity portfolios and has               (equity
President,                                    oversight of the equity investment process            portion)
Portfolio Analytics,                     o    Portfolio manager of other affiliated            o    Conseco
CONSECO CAPITAL                               investment companies                                  Equity
MANAGEMENT, INC.                                                                               o    Conseco
                                                                                                    20

---------------------------- ----------- ----------------------------------------------------- --------------------
Todd C. Thompson, CFA,       2000        o    Responsible for portfolio management of          o    Conseco Fixed
Second Vice President,                        the primary investment-grade composites and           Income
Portfolio Manager,                            the tax-exempt client portfolios that comprise
CONSECO CAPITAL                               them
MANAGEMENT, INC.
                                         Prior to joining the Adviser, Mr. Thompson was an
                                         Assistant Investment Officer at the Public
                                         Employees Retirement System of Ohio, responsible
                                         for management of a $20 billion fixed-income
                                         portfolio.

---------------------------- ----------- ----------------------------------------------------- --------------------
Nicholas B. Truitt, Second   1997        o    Assists in research and portfolio                o    Conseco
Vice President,                               management for all CCM equity portfolios              Equity
Senior Securities Analyst,
CONSECO CAPITAL                          Prior to joining the Adviser, Mr. Truitt was an
MANAGEMENT, INC.                         equity analyst at T. Rowe Price, assisting in
                                         small-cap growth research and portfolio management
                                         for the New Horizons Fund and the New America
                                         Growth Fund.

---------------------------- ----------- ----------------------------------------------------- --------------------
Erik J. Voss, CFA,           1996        o    Assists the research and portfolio                o    Conseco 20
Vice President,                               management efforts for all of the Adviser's
Senior Securities Analyst,                    equity portfolios
CONSECO CAPITAL
MANAGEMENT, INC.                         Prior to joining the Adviser, Mr. Voss was an
                                         equity analyst for Gardner Lewis Asset Management
                                         for more than three years.

---------------------------- ----------- ----------------------------------------------------- --------------------

ADMINISTRATIVE SERVICES

Conseco Services, LLC provides administrative services to the funds, including:

o Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date

o Supervising the preparation and filing of documents as required by state and federal regulatory agencies

o Management and oversight of all third-party service providers

AS COMPENSATION FOR THESE SERVICES, CONSECO SERVICES, LLC RECEIVES ADMINISTRATIVE FEES OF 0.20% ANNUALLY OF EACH FUND'S AVERAGE DAILY NET ASSETS.

DETERMINING SHARE PRICE

A fund's share price equals the total market value of its assets minus its liabilities, called net asset value (NAV), divided by the total number of shares outstanding. Because the value of each fund's securities changes every business day, the fund's share price usually changes as well.

Each fund calculates its NAV per share on each business day that the New York Stock Exchange is open. This occurs at the close of regular trading, normally 4 PM, Eastern time. The NAV is generally based on the market price of the securities held in a fund.


Under the direction of the Board of Trustees, the funds may use a practice known as fair value pricing in the following circumstances:


o Securities and assets for which market quotations that are not readily available


o Events occurring after an exchange closes that are likely to affect the value of a security


o Fund management strongly believes a security's market price does not reflect the security's true value

MANAGING YOUR CONSECO FUND GROUP ACCOUNT

ESSENTIAL INFORMATION

CONTACTING CONSECO FUND GROUP

By phone                           800-986-3384, 24 hours a day

By mail                            Conseco Fund Group
                                   Attn: Administrative Offices
                                   11815 N. Pennsylvania St., K1B
                                   Carmel, IN 46032

OUR BUSINESS HOURS

We're open when the New York Stock Exchange is open so you can buy or sell shares in your fund account any weekday except: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

MINIMUM FUND INVESTMENT*

                                                        per fund

                                 To open an account       $ 250

                         Each additional investment          50

               To open an automated investment plan          50
                       To open a retirement account           0
                           through salary reduction
                   Initiate a Dollar Cost Averaging       5,000
                         (DCA) Plan through Firstar
                          Money Market Fund account
              Transfer assets from DCA Plan to fund         250
                                                           each
                                                          month

    * Minimums apply to Class A, Class B and Class C shares.

                      WE CANNOT ACCEPT THIRD-PARTY CHECKS.

These requirements may be changed or waived at any time at the discretion of the fund's officers.

KEEPING TRACK

We'll send you written confirmation of each transaction in your account. These confirmations also serve as your proof of ownership since we do not issue certificates.

CHOOSING THE RIGHT SHARES FOR YOUR NEEDS

Investors may choose from four classes of shares in each of our mutual funds. The classes differ in the way they deal with sales charges and fund expenses. Four important considerations in choosing a share class are the amount you plan to invest, your investment objectives, the fund's expenses and charges, and how long you intend to keep the money invested. As always, we recommend that you discuss your investment goals and choices with your registered financial professional.

Class A shares

o Carry a maximum up-front sales charge of 5.75% of your investment -- 5.00% maximum for the Conseco Fixed Income Fund -- depending on the size of your investment.

o Have lower operating expenses than Class B or Class C shares. This means an investment in Class A shares will have higher annual returns than a comparable investment in Class B or C shares.

o    12b-1 for the Conseco Fixed Income Fund = 0.65%
     12b-1 for all other funds = 0.50%

SIDEBAR About 12b-1

12b-1 fees, paid by the Distributor, may be used to cover a fund's sales, marketing and promotional expenses. Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.

Class B shares

o Have no up-front sales charge, but you pay surrender charges (called contingent-deferred sales charges ("CDSC")) on shares you sell. These charges start at 5.00% of the amount of the purchase or sale, whichever is less, when you redeem shares within one year of your purchase. They gradually decline each year until reaching zero in the seventh year after your purchase.

o Convert to an equal dollar value of Class A shares, with lower ongoing operating expenses, eight years after purchase.

o    12b-1 = 1.00%

Class C shares

o Have no up-front sales charge, but you pay a CDSC of 1.00% of the amount of the purchase or sale, whichever is less, when you redeem shares within one year of your purchase. Class C shares never convert to Class A shares.

o    12b-1 = 1.00%

Class Y shares

o Are only available to individuals whose Conseco Fund Group investments exceed $500,000 or to eligible institutional investors:

     - Tax-qualified retirement plans with at least $10 million to invest or 250 eligible employees

     -   Banks and insurance companies investing for their own accounts

     -   Other investment companies not affiliated with our Investment Adviser

     - The Investment Adviser's tax-qualified retirement plans or qualified financial intermediaries who have a contract with Conseco Equity Sales, Inc. ("Distributor").

     -   Endowments, foundations and other charitable organizations

     - Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee

We cover the complete details of each share class in the sections following.

SHARE CLASS SALES CHARGES

Class A Shares

The price of Class A shares equals a fund's current share price, or net asset value, plus a sales charge that varies according to the amount you invest, as shown in the chart below.

------------------------------- ---------------------------- -------------------------------- ------------------------------
If your purchase is . . .       your initial sales charge    your annual sales charge         the one-time Dealer
                                as a % of the share price    as a % of the total you          allowance as a % of
                                is . . .                     invested is . . .                purchase price is . . .
------------------------------- ---------------------------- -------------------------------- ------------------------------
less than $50,000 (for all                 5.75                           6.10                            5.00
funds except Conseco Fixed
Income Fund)
------------------------------- ---------------------------- -------------------------------- ------------------------------
less than $50,000 (for                     5.00                           5.56                            4.50
Conseco Fixed Income Fund
only)
------------------------------- ---------------------------- -------------------------------- ------------------------------
$50,000 to $99,999                         4.50                           4.71                            3.75
------------------------------- ---------------------------- -------------------------------- ------------------------------
$100,00 to $249,999                        3.50                           3.63                            2.75
------------------------------- ---------------------------- -------------------------------- ------------------------------
$250,000 to $499,999                       2.50                           2.56                            2.00
------------------------------- ---------------------------- -------------------------------- ------------------------------
$500,000 and over                          none                           none                            1.00
------------------------------- ---------------------------- -------------------------------- ------------------------------



If you buy $500,000 or more of Class A shares and sell any of these shares within 180 days from the date of purchase, you may pay a 1.00% contingent deferred sales charge at the time of redemption.


You may be able to reduce the sales charge on your purchase of Class A shares:

o We will add the value of any existing Conseco Fund Group investments, plus the value of any investment you've made in the Firstar Money Market Fund, to the amount of your investment to determine the sales charge. (You may invest in the Firstar Money Market Fund, currently managed by Firstar Investment Research and Management Company, LLC, through a separate prospectus. You can obtain one by calling 800-986-3384.)

o You may add funds held for your benefit in trust by fiduciaries with the funds to be considered in calculating sales charges on your purchase. These funds include qualified retirement plans at work.

o If you agree by letter of intent to invest a definite amount in Conseco Fund Group Class A shares over the 13 months following your first purchase, we will calculate the sales charge as if you purchased all the shares at one time. You could reduce sales charges still further by including your existing Conseco Fund Group investments in the calculation.

Consult your registered financial professional, or the Conseco Fund Group Statement of Additional Information, for further details on our Class A share cost reduction programs.

o You may reinstate your Conseco Fund Group mutual fund investment anytime within 180 calendar days after you sell your shares. That means you may reinvest the amount you received from the sale of your shares without any up-front sales charge. You may exercise this reinvestment privilege only once per Conseco Fund Group fund investment and it may be subject to other restrictions.

Class B Shares

Class B Shares have no up-front sales charges. Your entire amount invested purchases Conseco Fund Group shares. Instead, you pay:

o    Higher annual expenses on your investment

o    A CDSC on any shares you sell within six years of your purchase

We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. The amount of the CDSC declines the longer you own your shares:

            -------------------------------------------------------------------
            If you sell shares during ....         you pay this % on the total
                                                   amount of the sale:
            -------------------------------------------------------------------
            the first year after purchase                    5.00
            -------------------------------------------------------------------
            the second year after purchase                   4.00
            -------------------------------------------------------------------
            the third year after purchase                    3.00
            -------------------------------------------------------------------
            the fourth year after purchase                   3.00
            -------------------------------------------------------------------
            the fifth year after purchase                    2.00
            -------------------------------------------------------------------
            the sixth year after purchase                    1.00
            -------------------------------------------------------------------
            the seventh year after purchase                  0.00
            -------------------------------------------------------------------

In the eighth year after your purchase your Class B shares convert to Class A shares of equal value. This means the shares will have lower ongoing annual expenses.

Please note:

1.   Class B share purchases may not exceed $500,000.

2. In calculating the contingent-deferred sales charge, we consider any shares purchased during a month as purchased on the first day of the month.

3. Any shares you purchase by reinvesting the dividends and capital gains distributions from your Class B shares do not carry a contingent-deferred sales charge.

4. When you place an order to sell Class B shares, we automatically sell the shares that have no contingent-deferred sales charge first.

5. You may reinstate your Conseco Fund Group mutual fund investment anytime within 180 calendar days after you sell your shares. That means we will reimburse up to the full amount of any contingent-deferred sales charge you paid, depending on how much you reinvest. You may exercise this reinvestment privilege only once per Conseco Fund Group investment and it may be subject to other restrictions.

Class C Shares

Class C Shares have no up-front sales charges. The entire amount you invest purchases Conseco Fund Group shares. Instead, you pay:

o    Higher annual expenses on your investment

o A contingent-deferred sales charge of 1.00% on any shares you sell within ONE YEAR of your purchase

We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. The amount of the contingent-deferred sales charge declines the longer you own your shares.

Class C shares have higher annual operating expenses. Unlike Class B shares, they never convert to any other class of shares with lower expenses.

Similarities with Class B shares

o We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. See 2, 3, 4 and 5 in Class B above for other similarities.

            -------------------------------------------------------------------

            If you sell shares during ....        you pay this % on the total
                                                  amount of the sale:
            -------------------------------------------------------------------
            the first year after purchase                  1.00
            -------------------------------------------------------------------
            the second year after purchase                 0.00
            -------------------------------------------------------------------


O Class C shares pay annual 12b-1 distribution and shareholder servicing fees of 1.00%.

Class Y Shares

Class Y shares have no up-front or CDSC, nor do they pay annual 12b-1 distribution or shareholder servicing fees.

THREE CONVENIENT WAYS TO OPEN YOUR CONSECO FUND GROUP ACCOUNT

Through your financial professional

You can buy shares in any Conseco Fund Group fund through any authorized broker/dealer, financial planner, or a financial institution, such as a bank, or financial services firm. These organizations and individuals may maintain their own procedures for buying and selling shares, and may charge fees. Your financial professional will have the details.

By mail

Send your completed application, and a separate check payable to the Conseco Fund Group to:

Conseco Fund Group

c/o Firstar Mutual Fund Services, LLC

PO Box 701

Milwaukee, WI 53201-0701

or for overnight mail

c/o Firstar Mutual Fund Services, LLC

615 E. Michigan St., 3rd floor

Milwaukee, WI 53201-0701

414-765-4124

By bank wire

Send your completed application to the address listed above and wire your investment to:

ABA#075000022

Credit to:

Firstar Mutual Fund Services, LLC

Account #112-952-137

Further credit to:

o    The name of the fund you're investing in

o    Your account name

o    The fund's number, which you'll find on the account application

NEW ACCOUNTS MUST ALSO SEND A COMPLETED APPLICATION FORM TO ONE OF THE MAILING ADDRESSES LISTED ABOVE.

IMPORTANT INFORMATION ABOUT BUYING CONSECO FUND GROUP SHARES

o Please indicate which class of shares you are buying -- Class A, B, C or Y -- when you place your order.

o If you're adding to your existing account, indicate your fund account number on your check.

o    We accept no third-party checks.

o Shares are purchased at the next share price calculated after we receive your order.

o If you buy shares through your financial professional, it is the professional's responsibility to forward your purchase order before the close of business on the New York Stock Exchange, normally 4 PM, Eastern time. Investors should check with their financial professionals to see whether they have an earlier daily deadline for forwarding purchase orders.

o Payment for shares purchased through a financial institution such as a bank or an authorized broker/dealer is due on the settlement date, normally three days after we have received your order. (If you or your financial professional is making payment via federal funds wire, be sure to get a confirmation number, which you will need to ensure timely credit.)

o We can only accept checks in U.S. dollars drawn on U.S. funds for the purchase of shares.

o    We may charge a $25 fee on purchase checks that do not clear.

o To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until the shares have been in their account 12 days.

o We reserve the right to cancel any purchase order, specifically, a purchase order for which we have not received payment within three business days.

o The fund currently does not charge for wire transfers it receives for share purchases, although your bank may.

IMPORTANT INFORMATION ABOUT SELLING CONSECO FUND GROUP SHARES

You may transmit a request to sell shares by phoning us directly, through your financial professional or by mail. We will mail the check for the proceeds of the sale of your shares, minus any applicable contingent-deferred sales charge, to the address listed on your account application.

IF YOU SELL SHARES BY PHONE

o Neither the funds nor their transfer agent, Firstar Mutual Fund Services, LLC, is responsible for verifying whether a telephoned sales order is genuine. We do, however, protect you with these safeguards:

     -   We record telephone orders.

     -   We require callers to provide specific identifying information.

     -   We send written confirmation of your order within five days.

o You cannot place orders by phone if you have rejected the telephone privilege in your account application.

IF YOU SELL SHARES THROUGH YOUR FINANCIAL PROFESSIONAL

o Intermediaries may maintain their own procedures for buying and selling shares. Your financial professional will have the details.

o Intermediaries may charge fees for processing your sales request, even though we do not.

IF YOU SELL SHARES BY MAIL

Address your request to

Conseco Fund Group

c/o Firstar Mutual Fund Services, LLC

PO Box 701

Milwaukee, WI 53201-0701
or for overnight mail

c/o Firstar Mutual Fund Services, LLC

615 E. Michigan St., 3rd floor

Milwaukee, WI 53201-0701

414-765-4124

IF YOU SELL SHARES BY WIRE

A $12 fee will be charged for all outbound wire transfers.

We may require a signature guarantee for sales of Conseco Fund Group shares totaling $50,000 or more. You may obtain your signature guarantee from most financial institutions, such as banks, broker/dealers, credit unions and savings associations -- but not from a notary public.

INFORMATION REQUIRED ON ALL SALES REQUESTS

o Include your account number, your account's name and your Social Security or taxpayer identification number with your sales request.

o State either the number of shares you wish to sell or the amount you wish to receive from the sale.

CALCULATING THE PROCEEDS FROM YOUR SALE

o Shares are sold at the next share price calculated after we receive your request, either from you directly or through your registered financial professional.

o If you submit your sales request through a registered financial professional, it is the financial professional's responsibility to transmit your request prior to the close of the New York Stock Exchange in order to receive that day's share price.

RECEIVING THE PROCEEDS FROM YOUR SALE

o You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment 12 days or longer if the check you used to purchase the shares you're selling has not cleared.

o Under extraordinary circumstances, as specified by law, we may temporarily suspend payment.

EXPEDITED PROCESSING

You may have proceeds of $50 or more wired directly or sent through electronic funds transfer to an account in the U.S. bank of your choice. Normally, we will transmit these expedited proceeds on the next business day following the sale of your shares. We charge a $12 wire transfer fee.

SPECIAL SHAREHOLDER SERVICES

We offer an array of special services free of charge to make investing in Conseco Fund Group mutual funds easy and convenient.

AUTOMATED INVESTING

The Conseco Fund Group has designed two programs to implement disciplined investing strategies:

o Pre-authorized investment plan. Lets you set up debits from your checking account for $50 or more every month to purchase shares for your fund account. You may even qualify for a waiver of the $50 minimum on purchases made through payroll deduction or qualified retirement plans. Call 800-986-3384 for details.

o Dollar-cost-averaging program. Lets you transfer a set amount of money regularly between the interest-bearing Firstar Money Market Fund and any Conseco Fund Group mutual fund. By investing this way, you buy more shares when mutual fund share prices are down and fewer when share prices go up. This strategy can help lower the average price you pay for your shares. To participate, you need to invest at least $5,000 in the money-market fund and transfer a minimum of $250 every month to a Conseco Fund Group fund.

Dollar cost averaging cannot assure you of a profit or protect you against loss. And because the plan requires that you invest consistently without regard to share prices, you should carefully consider whether you would be willing to continue purchasing shares in all market conditions.

ELECTRONIC BUYING AND SELLING

You can buy or sell your Conseco Fund Group investments electronically whenever you like by taking advantage of our Automated Clearing House option.

ACH lets you transfer money directly between your bank and fund accounts to buy or sell as little as $50 or as much as $50,000 worth of Conseco Fund Group shares. (The minimum is $250 if you are making a new investment and not adding to an existing one.)

To sign up for ACH simply fill out Part 8 on your account application.

SYSTEMATIC WITHDRAWALS

You can arrange to sell shares monthly or quarterly. We'll send the proceeds to you or to any party you designate. Just fill out Part 9, "Systematic Withdrawal/Exchange Plan," on your account application. We normally process systematic withdrawals on the 25th day of each month and mail out checks within five business days of the following month.

To qualify for systematic withdrawals, you must:

o    Reinvest your distributions

o    Begin with an account value of $5,000 or more

o    Withdraw at least $50 monthly or quarterly starting when you first invest

FREE EXCHANGES

Conseco Fund Group lets you exchange shares in one fund for the same class of shares in any other fund, including the Firstar Money Market Fund, free of charge. There may, however, be tax consequences resulting from these exchanges. See Tax Considerations. Normally we will execute the entire transaction in a single business day.

The following conditions apply:

o The value of the shares you are exchanging must meet the minimum purchase requirement of the fund you're exchanging them for.

o If you exchange Firstar Money Market shares for Class A shares in any Conseco Fund Group fund, we will assess the applicable sales charge.

o If you sell Class B shares you acquired through an exchange, we will calculate any contingent-deferred sales charge from the date you originally purchased the shares that you exchanged.

o If you sell Class C shares you acquired through an exchange and you sell them within a year of the exchange, we will calculate any contingent-deferred sales charge from the date you originally purchased the shares that you exchanged.

o We may apply a contingent-deferred sales charge on Firstar Money Market Fund shares that you sell, if you acquired them through an exchange of Class B or C shares from another fund.

o You may exchange Firstar Money Market Fund shares that you acquired through an exchange back into your original share class at no additional charge. If you then sell those shares, we will calculate your contingent-deferred sales charge from the date you purchased the original shares, not from the date you exchanged the Firstar Money Market Fund shares.


Short-term or excessive trading into and out of the funds may harm performance by disrupting investment management strategies and increasing expenses. Accordingly, the funds may reject any purchase orders, including exchanges, from investors who, in Conseco Fund Group's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. To determine whether investors engage in short-term or excessive trading, we consider the trading history of all the Conseco Fund Group accounts they own and control.

Dividends and Distributions

At least 90% of each fund's net investment income is distributed to shareholders as dividends. Net investment income consists of all dividends and interest received -- less expenses (including fees payable to the Adviser and its affiliates). You begin earning dividends on fund shares the day after the Conseco Fund Group receives your purchase payment.

Each fund declares and pays dividends from net investment income according to the schedule below. The Board of Trustees may elect to change dividend distribution intervals.

SCHEDULE OF DIVIDEND PAYMENTS

         FUND                                     DECLARED AND PAID

Conseco 20 Fund                                      Annually
Conseco Equity Fund                                  Annually
Conseco Balanced Fund                                Quarterly
Conseco Convertible Securities Fund                  Monthly
Conseco High Yield Fund                              Monthly
Conseco Fixed Income Fund                            Monthly

Any capital gains are generally declared annually and distributed to shareholders after the close of a fund's fiscal year. These include net capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions.

Dividends and other distributions paid on each class of shares are calculated at the same time and in the same manner. Because specific expenses may apply to one class of shares and not another, dividend amounts will differ.

CHOOSE HOW TO USE YOUR DISTRIBUTIONS

Conseco Fund Group lets you receive your distributions in cash or use them to buy more shares. Simply choose on your application the option that meets your needs. Retirement accounts reinvest all fund distributions except under unusual circumstances. Call 800-986-3384 for further information.

HERE ARE YOUR OPTIONS

---------------------------------------------- --------------------------------
YOU MAY REINVEST IN ADDITIONAL FUND SHARES:     AND RECEIVE IN CASH:
---------------------------------------------- --------------------------------
o    all income dividends and distributions
---------------------------------------------- --------------------------------
o    only income dividends                      o   other distributions in cash
---------------------------------------------- --------------------------------
o    only distributions                         o   income dividends in cash
---------------------------------------------- --------------------------------
                                                We mail all cash
                                                dividends and
                                                distributions by
                                                check to you, or
                                                transfer them via
                                                electronic funds
                                                transfer (EFT) to
                                                your bank account if
                                                you have selected
                                                the Wire/Electronic
                                                Transfer Options in
                                                Part 7 of your
                                                application.
---------------------------------------------- --------------------------------

TAX CONSIDERATIONS

The shareholders of each fund ordinarily pay taxes on the fund's dividends and distributions. You will owe taxes whether you receive distributions and dividends in cash or whether you reinvest them. The amount of taxes you owe will depend on many factors. The most important are:

o    Your income tax bracket

o    How long a fund has owned the securities that it sells

o    How long you've owned any shares in the fund that you might sell

o    Whether you owe alternative minimum tax

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

The amount of tax you owe each year on your fund investment will depend on the amount of dividends and capital gain distributions that the fund pays out. Normally, the taxes will be due in the year dividends and distributions are paid. (The exception is when a fund declares a dividend in December of one year, and pays the dividend in January of the next year. In this case, you pay taxes on the distributions as if we had paid them in December.)

Dividends and distributions usually create the following tax liability:

---------------------------------------------- --------------------------------
                  TRANSACTION                        TAX STATUS
---------------------------------------------- --------------------------------
Dividend payout                                   Ordinary income
---------------------------------------------- --------------------------------
Short-term capital gain distribution              Ordinary income
---------------------------------------------- --------------------------------
Long-term capital gain distribution               Capital gain
---------------------------------------------- --------------------------------


TAXES ON SALES OR EXCHANGES

The chart features possible tax implications arising from the sale or exchange of fund shares.

------------------------------------------------------- -----------------------
                     TRANSACTION                           TAX IMPLICATION
------------------------------------------------------- -----------------------
Selling shares for more than purchase price                      Yes
------------------------------------------------------- -----------------------
Selling shares for less than purchase price                      Yes
------------------------------------------------------- -----------------------
Exchanging shares of same class from one Conseco Fund            Yes
Group fund to another
------------------------------------------------------- -----------------------
Class B shares convert to Class A shares                          No
------------------------------------------------------- -----------------------

After Dec. 31 of each year, we will mail you a notice telling you:

o How much your investment in the fund has earned in dividends and distributions during the year

o Whether they are taxable as ordinary income, a short-term capital gain or a long-term capital gain

BACKUP WITHHOLDING

You must give us your Social Security or other taxpayer ID number on your fund application. If we do not have your number on record, or if the IRS has informed us that you are subject to backup withholding, we must withhold 31% of all money that you earn from your investment. Consult your tax advisor for details.

DISTRIBUTION AND SERVICE PLANS

The funds have adopted Distribution and Service Plans (12b-1 Plan) for Class A, B and C shares to compensate the Distributor for its distribution and marketing services, and for servicing shareholder accounts. The following chart provides the fees paid for each share class. The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment.

------------------------------------------------------- -----------------------------------------------------
                    CLASS A SHARES                                   CLASS B AND CLASS C SHARES
------------------------------------------------------- -----------------------------------------------------
For all the funds, except Conseco Fixed Income Fund,            Fees paid to the
fees paid to the Distributor may not exceed                     Distributor may not exceed
0.50% annually of the average daily net assets.                 1.00% annually of each fund's
                                                                average daily net assets.

For the Conseco Fixed Income Fund, fees paid to the
Distributor may not exceed 0.65% annually of the
average daily net assets attributable to Class A
shares.
------------------------------------------------------- -----------------------------------------------------

The Distributor may make payments to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and sales-related costs. The payments for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value.


PAYMENTS TO BROKERS/DEALERS/FINANCIAL INTERMEDIARIES

------------------------------------- ------------------------------------ -----------------------------------
           CLASS A SHARES                       CLASS B SHARES                       CLASS C SHARES
------------------------------------- ------------------------------------ -----------------------------------
The selling broker/dealer may         Since these shares have no           Since these shares have no sales
retain the sales charge you pay on    up-front sales charges, the          charge, the Distributor pays
these shares.                         Distributor pays the seller 4.00%    the seller 1.00% of the
                                      of the purchase amount.              purchase amount.
------------------------------------- ------------------------------------------------------------------------
                                      We use part of the proceeds from the
                                      contingent-deferred sales charge and the
                                      12b-1 fee to defray these payments.
------------------------------------- ------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table summarizes each fund's financial performance for the past five years (or, if shorter, the period of the fund's operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions). PRICEWATERHOUSECOOPERS LLP has audited this information, along with the funds' financial statements. We have included their report in the funds' annual report, which is available upon request.

Financial Highlights
--------------------------------------------------------------------------------

                                                                  Conseco                Conseco                 Conseco
                                                             Fixed Income Fund       High Yield Fund     Convertible Securities Fund
                                                         ----------------------- ----------------------- ---------------------------
                                                                                                                       Period from
                                                                                                                      September 28,
                                                                                                                         1998(f)
                                                                                                          Year Ended    through
                                                         Year Ended December 31, Year Ended December 31, December 31,  December 31,
Class A Shares                                            1999      1998    1997      1999    1998           1999         1998
                                                         ----------------------- ----------------------- ------------ -------------
Net asset value per share, beginning of period........... $10.21   $10.13   $10.00    $10.00  $10.00        $11.00        $10.00
Income from investment operations (a):
  Net investment income (loss)...........................   0.63     0.55     0.66      1.00    0.76          0.46          0.10
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments............  (0.65)    0.20     0.18     (0.13)  (0.10)         3.89          1.00
-----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations........  (0.02)    0.75     0.84      0.87    0.66          4.35          1.10
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income...................  (0.56)   (0.55)   (0.58)    (0.87)  (0.66)        (0.27)        (0.10)
  Distribution of net capital gains......................  (0.03)   (0.12)   (0.13)       --      --         (0.15)           --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions...................................  (0.59)   (0.67)   (0.71)    (0.87)  (0.66)        (0.42)        (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.............. $ 9.60   $10.21   $10.13    $10.00  $10.00        $14.93        $11.00
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d).................................  (0.27%)   7.57%    8.66%     9.03%   6.56%        40.12%        11.04%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/supplemental data:
  Net assets (dollars in thousands), end of period....... $30,681  $30,684  $  153    $42,591 $28,199       $22,927       $27,611
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement......   1.64%    1.94%  13.67%      1.66%   2.12%         1.95%         2.12%
     After fee waiver and/or expense reimbursement.......   1.25%    1.25%   1.25%      1.40%   1.40%         1.55%         1.55%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
  Before fee waiver and/or expense reimbursement.........   5.30%    4.59%  (6.91%)     8.67%   7.04%         1.71%         3.23%
  After fee waiver and/or expense reimbursement..........   5.69%    5.28%   5.51%      8.93%   7.76%         2.11%         3.80%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity and 1.75% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                               Conseco                    Conseco                   Conseco
                                                            Balanced Fund               Equity Fund                 20 Fund
                                                       ------------------------  -------------------------  ------------------------
                                                        Year Ended December 31,   Year Ended December 31,    Year Ended December 31,
Class A Shares                                           1999     1998     1997      1999     1998     1997       1999       1998
                                                       --------- -------- -------  --------- -------- --------  -------------------
Net asset value per share, beginning of period........   $11.69   $10.73   $10.00    $12.55   $11.07   $10.00     $12.80    $10.00
Income from investment operations (a):
  Net investment income (loss)........................     0.22     0.30     0.28     (0.14)      --    (0.04)     (0.18)    (0.02)
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments....................................     3.18     1.03     1.43      7.18     1.79     2.33       9.19      2.82
------------------------------------------------------------------------- ----------------------------------------------------------
   Total income (loss) from investment operations.....     3.40     1.33     1.71      7.04     1.79     2.29       9.01      2.80
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income................    (0.23)   (0.24)   (0.27)       --    (0.01)      --         --        --
  Distribution of net capital gains...................    (1.35)   (0.13)   (0.71)    (3.32)   (0.30)   (1.22)     (1.13)       --
------------------------------------------------------------------------- ----------------------------------------------------------
   Total distributions................................    (1.58)   (0.37)   (0.98)    (3.32)   (0.31)   (1.22)     (1.13)       --
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period...........   $13.51   $11.69   $10.73    $16.27   $12.55   $11.07     $20.68    $12.80
------------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..............................    29.44%   12.45%   17.19%    56.21%   16.11%   22.90%     70.40%    28.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period....   $31,932  $26,064  $ 1,076   $29,480  $26,203  $ 4,877    $53,463   $33,845
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement...     1.96%    2.26%   12.44%     1.66%    2.10%    4.85%      1.70%     2.15%
     After fee waiver and/or expense reimbursement....     1.50%    1.50%    1.50%     1.50%    1.50%    1.50%      1.68%     1.75%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before fee waiver and/or expense reimbursement...     1.41%    1.90%   (8.44%)   (0.99%)  (0.60%)  (3.70%)    (1.04%)   (0.62%)
     After fee waiver and/or expense reimbursement....     1.87%    2.66%    2.50%    (0.83%)     --%   (0.35%)    (1.02%)   (0.22%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity and 1.75% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

Financial Highlights
--------------------------------------------------------------------------------

                                                                            Conseco                          Conseco
                                                                       Fixed Income Fund                 High Yield Fund
                                                              -------------------------------- ----------------------------------
                                                                               Period from                       Period from
                                                                Year Ended   March 20, 1998(f)   Year Ended   February 19, 1998(f)
                                                                December 31,     through         December 31,      through
Class B Shares                                                      1999     December 31, 1998      1999       December 31, 1998
                                                              -------------------------------- ----------------------------------
Net asset value per share, beginning of period.............      $10.19          $10.24            $9.97          $10.44
Income from investment operations (a):
  Net investment income (loss).............................        0.41            0.36             0.55            0.60
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............       (0.46)           0.14             0.28           (0.48)
---------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........       (0.05)           0.50             0.83            0.12
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................       (0.52)          (0.45)           (0.83)          (0.59)
  Distribution of net capital gains........................       (0.03)          (0.10)              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................       (0.55)          (0.55)           (0.83)          (0.59)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................      $ 9.59          $10.19            $9.97          $ 9.97
---------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................       (0.49%)          4.97%            8.57%           1.12%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........       $ 5,230        $ 2,619           $47,433        $11,271
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........         1.99%          2.77%             2.16%          2.75%
     After fee waiver and/or expense reimbursement.........         1.60%          1.60%             1.90%          1.90%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........         4.95%          3.66%             8.17%          6.42%
     After fee waiver and/or expense reimbursement.........         5.34%          4.83%             8.43%          7.27%

                                                                           Conseco
                                                                  Convertible Securities Fund
                                                              -------------------------------------
                                                                                   Period from
                                                                Year Ended    September 28, 1998(f)
                                                               December 31,         through
Class B Shares                                                     1999        December 31, 1998
                                                              -------------  ----------------------
Net asset value per share, beginning of period.............      $11.00             $10.00
Income from investment operations (a):
  Net investment income (loss).............................        0.06               0.08
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............        4.21               1.00
---------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........        4.27               1.08
---------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................       (0.24)             (0.08)
  Distribution of net capital gains........................       (0.15)                --
--------------------------------------------------------------------------------------------------
   Total distributions.....................................       (0.39)             (0.08)
---------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................      $14.88             $11.00
---------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................       39.40%             10.89%
---------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........      $13,690           $     1
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........        2.45%           154.76%
     After fee waiver and/or expense reimbursement.........        2.05%             2.05%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........        1.21%         (149.69%)
     After fee waiver and/or expense reimbursement.........        1.61%            3.02%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                                          Conseco                            Conseco
                                                                      Balanced Fund                        Equity Fund
                                                            ---------------------------------   ----------------------------------
                                                                             Period from                          Period from
                                                            Year Ended    February 10, 1998(f )  Year Ended    January 28, 1998(f)
                                                            December 31,        through         December 31,        through
Class B Shares                                                  1999      December 31, 1998        1999        December 31, 1998
                                                            ------------  -------------------   ------------ ----------------------
Net asset value per share, beginning of period.............    $11.61           $11.20             $12.47           $11.09
Income from investment operations (a):
  Net investment income (loss).............................      0.12             0.19              (0.14)           (0.06)
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............      3.18             0.57               7.07             1.75
-----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........      3.30             0.76               6.93             1.69
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................     (0.18)           (0.22)                --            (0.01)
  Distribution of net capital gains........................     (1.35)           (0.13)             (3.27)           (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................     (1.53)           (0.35)             (3.27)           (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................    $13.38           $11.61             $16.13           $12.47
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................     28.79%            6.83%             55.63%           15.20%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........    $ 2,854          $ 1,301            $ 3,489          $ 1,634
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........      2.46%            3.93%              2.16%            4.85%
     After fee waiver and/or expense reimbursement.........      2.00%            2.00%              2.00%            2.00%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........      0.91%            0.16%             (1.49%)          (3.45%)
     After fee waiver and/or expense reimbursement.........      1.37%            2.09%             (1.33%)          (0.60%)

                                                                           Conseco
                                                                           20 Fund
                                                            -------------------------------------
                                                                                 Period from
                                                              Year Ended     February 18, 1998(f)
                                                              December 31,         through
Class B Shares                                                    1999         December 31, 1998
                                                            -------------------------------------
Net asset value per share, beginning of period.............    $12.71                $11.21
Income from investment operations (a):
  Net investment income (loss).............................     (0.10)                (0.07)
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............      8.94                  1.57
--------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........      8.84                  1.50
--------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................        --                    --
  Distribution of net capital gains........................     (1.15)                   --
--------------------------------------------------------------------------------------------------
   Total distributions.....................................     (1.15)                   --
--------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................    $20.40                $12.71
--------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................     69.56%                13.38%
--------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........    $71,233               $ 7,270
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........      2.20%                 2.73%
     After fee waiver and/or expense reimbursement.........      2.18%                 2.25%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........     (1.54%)               (1.26%)
     After fee waiver and/or expense reimbursement.........     (1.52%)               (0.78%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

Financial Highlights
--------------------------------------------------------------------------------

                                                                          Conseco                           Conseco
                                                                     Fixed Income Fund                  High Yield Fund
                                                            --------------------------------   ----------------------------------
                                                                             Period from                       Period from
                                                              Year Ended    March 5, 1998(f)    Year Ended   February 19, 1998(f)
                                                              December 31,     through          December 31,      through
Class C Shares                                                    1999     December 31, 1998       1999       December 31, 1998
                                                            --------------------------------   ----------------------------------

Net asset value per share, beginning of period.............    $10.23            $10.13            $9.95          $10.44
Income from investment operations (a):
  Net investment income (loss).............................      0.41              0.38             0.50            0.59
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............     (0.45)             0.26             0.33           (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........     (0.04)             0.64             0.83            0.09
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................     (0.53)            (0.44)           (0.83)          (0.58)
  Distribution of net capital gains........................     (0.03)            (0.10)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................     (0.56)            (0.54)           (0.83)          (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................    $ 9.63            $10.23            $9.95          $ 9.95
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................     (0.47%)            6.44%            8.60%           0.88%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........    $2,655            $   539           $18,541        $3,685
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........      1.99%             5.91%            2.16%           3.03%
     After fee waiver and/or expense reimbursement.........      1.60%             1.60%            1.90%           1.90%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........      4.95%             0.67%            8.17%           6.09%
     After fee waiver and/or expense reimbursement.........      5.34%             4.98%            8.43%           7.22%

                                                                        Conseco
                                                               Convertible Securities Fund
                                                            ---------------------------------------
                                                                                   Period from
                                                              Year Ended      September 28, 1998(f)
                                                              December 31,           through
Class C Shares                                                    1999          December 31, 1998
                                                            ---------------------------------------
Net asset value per share, beginning of period.............      $11.00               $10.00
Income from investment operations (a):
  Net investment income (loss).............................        0.06                 0.08
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............        4.23                 1.00
---------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........        4.29                 1.08
---------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................       (0.23)               (0.08)
  Distribution of net capital gains........................       (0.15)                  --
---------------------------------------------------------------------------------------------------
   Total distributions.....................................       (0.38)               (0.08)
---------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................      $14.91               $11.00
---------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................       39.52%               10.89%
---------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........      $4,107               $    1
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........        2.45%              154.76%
     After fee waiver and/or expense reimbursement.........        2.05%                2.05%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........        1.21%             (149.69%)
     After fee waiver and/or expense reimbursement.........        1.61%                3.02%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                                     Conseco                              Conseco
                                                                  Balanced Fund                         Equity Fund
                                                        --------------------------------     ----------------------------------
                                                                           Period from                          Period from
                                                          Year Ended    February 13, 1998(f)  Year Ended     March 10, 1998(f)
                                                          December 31,       through          December 31,       through
Class C Shares                                                1999       December 31, 1998        1999       December 31, 1998
                                                        -------------  -------------------   -------------- --------------------
Net asset value per share, beginning of period.........    $11.66             $11.31             $12.54           $11.98
Income from investment operations (a):
  Net investment income (loss).........................      0.13               0.20              (0.07)           (0.06)
  Net realized gains and change in unrealized
   appreciation on investments.........................      3.20               0.48               7.02             0.93
--------------------------------------------------------------------------------------------------------------------------------
   Total income from investment operations.............      3.33               0.68               6.95             0.87
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.................     (0.18)             (0.20)                --            (0.01)
  Distribution of net capital gains....................     (1.35)             (0.13)             (3.37)           (0.30)
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions.................................     (1.53)             (0.33)             (3.37)           (0.31)
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period............    $13.46             $11.66             $16.12           $12.54
--------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...............................     28.81%              6.10%             55.89%            7.21%
--------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.....    $ 2,264            $ 1,197            $ 2,972          $  616
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement....      2.46%              3.40%              2.16%           8.51%
     After fee waiver and/or expense reimbursement.....      2.00%              2.00%              2.00%           2.00%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement....      0.91%              0.68%             (1.49%)         (7.19%)
     After fee waiver and/or expense reimbursement.....      1.37%              2.08%             (1.33%)         (0.68%)

                                                                          Conseco
                                                                          20 Fund
                                                            ---------------------------------------
                                                                                  Period from
                                                              Year Ended      September 28, 1998(f)
                                                              December 31,          through
Class C Shares                                                    1999          December 31, 1998
                                                            ---------------------------------------
Net asset value per share, beginning of period.............       $12.75             $11.82
Income from investment operations (a):
  Net investment income (loss).............................        (0.09)             (0.07)
  Net realized gains and change in unrealized
   appreciation on investments.............................         8.96               1.00
---------------------------------------------------------------------------------------------------
   Total income from investment operations.................         8.87               0.93
---------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................           --                 --
  Distribution of net capital gains........................        (1.16)                --
---------------------------------------------------------------------------------------------------
   Total distributions.....................................        (1.16)                --
---------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................       $20.46             $12.75
---------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................        69.54%              7.87%
---------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........       $37,093            $ 2,982
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........         2.20%              2.72%
     After fee waiver and/or expense reimbursement.........         2.18%              2.25%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........        (1.54%)            (1.28%)
     After fee waiver and/or expense reimbursement.........        (1.52%)            (0.81%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

Financial Highlights
--------------------------------------------------------------------------------

                                                                         Conseco                             Conseco
                                                                    Fixed Income Fund                   High Yield Fund
                                                               ----------------------------   -------------------------------------
                                                                                                                   Period from
                                                                                                                 March 2, 1998(f)
                                                                                                 Year Ended          through
                                                                 Year Ended December 31,        December 31,      December 31,
Class Y Shares                                                  1999      1998       1997          1999               1998
                                                               ----------------------------   ------------------------------------
Net asset value per share, beginning of period.............     $10.25    $10.15     $10.00       $10.02            $10.49
Income from investment operations (a):
  Net investment income (loss).............................       0.58      0.65       0.68         0.45              0.62
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............      (0.54)     0.17       0.21         0.48             (0.48)
----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........       0.04      0.82       0.89         0.93              0.14
----------------------------------------------------------------------------------------------------------------------------------
  Distributions:
  Dividends from net investment income.....................      (0.62)    (0.60)     (0.61)       (0.92)            (0.61)
  Distribution of net capital gains........................      (0.03)    (0.12)     (0.13)          --                --
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................      (0.65)    (0.72)     (0.74)       (0.92)            (0.61)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................     $ 9.64    $10.25     $10.15       $10.03            $10.02
----------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)..................................       0.38%     8.32%      9.18%        9.64%             1.36%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........     $27,044   $14,403    $21,876      $24,021           $ 1,237
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........       0.99%     1.46%      1.44%        1.16%             3.24%
     After fee waiver and/or expense reimbursement.........       0.60%     0.60%      0.60%        0.90%             0.90%
  Ratio of net investment income to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........       5.95%     5.40%      5.44%        9.17%             5.32%
     After fee waiver and/or expense reimbursement.........       6.34%     6.26%      6.28%        9.43%             7.66%

                                                                         Conseco
                                                                 Convertible Securities Fund
                                                             ------------------------------------
                                                                                Period from
                                                                            September 28, 1998(f)
                                                               Year Ended         through
                                                              December 31,      December 31,
Class Y Shares                                                    1999              1998
                                                             ------------------------------------
Net asset value per share, beginning of period...............   $11.00           $10.00
Income from investment operations (a):
  Net investment income (loss)...............................     0.04             0.11
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments................     4.38             1.00
-------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations............     4.42             1.11
-------------------------------------------------------------------------------------------------
  Distributions:
  Dividends from net investment income.......................    (0.33)           (0.11)
  Distribution of net capital gains..........................    (0.15)              --
-------------------------------------------------------------------------------------------------
   Total distributions.......................................    (0.48)           (0.11)
-------------------------------------------------------------------------------------------------
   Net asset value per share, end of period..................   $14.94           $11.00
-------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)....................................    40.91%           11.17%
-------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period...........   $30,357          $     1
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement..........     1.45%          149.31%
     After fee waiver and/or expense reimbursement...........     1.05%            1.05%
  Ratio of net investment income to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement..........     2.21%         (144.39%)
     After fee waiver and/or expense reimbursement...........     2.61%            3.87%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 0.60% for the Conseco Fixed Income, 0.90% for the Conseco High Yield, 1.05% for the Conseco Convertible Securities, 1.00% for the Conseco Balanced and Conseco Equity and 1.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser and Administrator at any time after April 30, 2000.
(c) Total return figures do not include sales load; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                                                Conseco                         Conseco
                                                                             Balanced Fund                    Equity Fund
                                                                 --------------------------------  -------------------------------
                                                                        Year Ended December 31,             Year Ended December 31,
Class Y Shares                                                       1999       1998        1997        1999        1998      1997
                                                                  --------------------------------  -------------------------------
Net asset value per share, beginning of period.............        $11.75     $10.78      $10.00       $12.67     $11.13    $10.00
Income from investment operations (a):
  Net investment income (loss).............................          0.24       0.32        0.19        (0.03)      0.05        --
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............          3.24       1.06        1.58         7.24       1.83      2.35
-----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........          3.48       1.38        1.77         7.21       1.88      2.35
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................         (0.29)     (0.28)      (0.28)          --      (0.04)       --
  Distribution of net capital gains........................         (1.35)     (0.13)      (0.71)       (3.41)     (0.30)    (1.22)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................         (1.64)     (0.41)      (0.99)       (3.41)     (0.34)    (1.22)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................        $13.59     $11.75      $10.78       $16.47     $12.67    $11.13
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................         30.07%     12.90%      17.87%       57.13%     16.82%    23.50%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........        $ 9,186    $ 4,138     $12,037      $110,008   $60,816   $60,334
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........          1.46%      2.19%       2.14%        1.16%      1.42%     1.24%
     After fee waiver and/or expense reimbursement.........          1.00%      1.00%       1.00%        1.00%      1.00%     1.00%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........          1.91%      1.48%       1.62%       (0.49%)    (0.02%)   (0.21%)
     After fee waiver and/or expense reimbursement.........          2.37%      2.67%       2.76%       (0.33%)     0.40%     0.03%

                                                                         Conseco
                                                                         20 Fund
                                                             -------------------------------------
                                                                                   Period from
                                                                                 April 6, 1998(f)
                                                                Year Ended           through
                                                                December 31,       December 31,
Class Y Shares                                                     1999                1998
                                                             -------------------------------------
Net asset value per share, beginning of period.............       $12.68            $12.33
Income from investment operations (a):
  Net investment income (loss).............................        (0.01)             0.04
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............         9.04              0.31
--------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........         9.03              0.35
--------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................           --                --
  Distribution of net capital gains........................        (1.22)               --
--------------------------------------------------------------------------------------------------
   Total distributions.....................................        (1.22)               --
--------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................       $20.49            $12.68
--------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................        71.36%             2.84%
--------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........       $55,806           $   172
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........         1.20%             3.77%
     After fee waiver and/or expense reimbursement.........         1.18%             1.25%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........        (0.54%)           (1.90%)
     After fee waiver and/or expense reimbursement.........        (0.52%)            0.62%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period December 31, 1998 and 1997 .
(b) The Adviser and Administrator have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 0.60% for the Conseco Fixed Income, 0.90% for the Conseco High Yield, 1.05% for the Conseco Convertible Securities, 1.00% for the Conseco Balanced and Conseco Equity and 1.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser and Administrator at any time after April 30, 2000.
(c) Total return figures do not include sales load; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

Financial Highlights
--------------------------------------------------------------------------------

                                                                         Conseco                         Conseco
                                                                    Fixed Income Fund                High Yield Fund
                                                               ----------------------------   -----------------------------
                                                                  Year Ended December 31,         Year Ended December 31,
Supplemental data for all classes:                               1999      1998       1997       1999               1998
                                                               ----------------------------   -----------------------------
Net assets (dollars in thousands), end of period...........     $65,610   $48,245    $22,029    $132,588      $44,392
Portfolio turnover rate....................................        361%      421%       368%        312%         432%


                                                                    Conseco
                                                           Convertible Securities Fund
                                                      -------------------------------------
                                                                         Period from
                                                       Year Ended     September 28, 1998(a)
Supplemental data for all classes:                     December 31,        through
                                                          1999         December 31, 1998
                                                      -------------------------------------
Net assets (dollars in thousands), end of period......  $71,081           $27,614
Portfolio turnover rate...............................     115%               13%

                                                                       Conseco                          Conseco
                                                                    Balanced Fund                     Equity Fund
                                                         ----------------------------------  -----------------------------
                                                               Year Ended December 31,           Year Ended December 31,
                                                            1999       1998        1997       1999       1998        1997
                                                         ----------------------------------  -----------------------------
Net assets (dollars in thousands), end of period......    $46,236    $32,700     $13,113     $145,950   $89,270    $65,211
Portfolio turnover rate...............................       321%       341%        507%         364%      350%       199%

                                                                     Conseco
                                                                     20 Fund
                                                         -------------------------------
                                                             Year Ended December 31,
                                                              1999             1998
                                                         -------------------------------
Net assets (dollars in thousands), end of period......      $217,595         $44,269
Portfolio turnover rate...............................          280%            412%


(a) Commencement of operations.

For More Information

More information on the Conseco Fund Group is available free upon request:

SHAREHOLDER REPORTS

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered part of) this prospectus. The SAI provides more details about each fund and its policies.

To obtain a shareholder report, SAI or other information:

By telephone

Call 800-986-3384

By mail

Conseco Fund Group

Attn: Administrative Offices

11815 N. Pennsylvania Street, K1B

Carmel, IN 46032

On the Internet

Text-only versions of the prospectuses and other documents pertaining to the funds can be viewed online or downloaded from:

SEC
http://www.sec.gov

Conseco Fund Group

http://www.consecofunds.com

Information about the funds (including the SAI) can also be reviewed and copied at the SEC's public reference room in Washington, DC (phone 800-SEC-0330). Or, you can obtain copies of this information by sending a request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.

         Registration Number: 811-07839

        PART B - STATEMENT OF ADDITIONAL INFORMATION, CLASS A, B, C AND Y

                       STATEMENT OF ADDITIONAL INFORMATION

                               CONSECO FUND GROUP

       CONSECO 20 FUND                    CONSECO CONVERTIBLE SECURITIES FUND

     CONSECO EQUITY FUND                       CONSECO HIGH YIELD FUND

    CONSECO BALANCED FUND                     CONSECO FIXED INCOME FUND


                           CLASS A, B, C AND Y SHARES

                                 APRIL 13, 2000


This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Fund Group (the "Trust") and the six series of the Trust: Conseco 20 Fund, Conseco Equity Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund, and the Conseco Fixed Income Fund (each a "Fund" and collectively the "Funds"). It should be read in conjunction with the Funds' Class A, B, C and Y Share prospectus (the "Prospectus"), dated April 13, 2000. You may obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 800-986-3384.

                                TABLE OF CONTENTS

GENERAL INFORMATION.......................................................... 3

INVESTMENT RESTRICTIONS...................................................... 3

INVESTMENT STRATEGIES........................................................ 7

TEMPORARY DEFENSIVE POSTIONS................................................. 11

PORTFOLIO TURNOVER........................................................... 11

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES.......................... 12

INVESTMENT PERFORMANCE....................................................... 35

SECURITIES TRANSACTIONS...................................................... 39

MANAGEMENT................................................................... 41

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................... 47

FUND EXPENSES................................................................ 52

DISTRIBUTION ARRANGEMENTS.................................................... 52

PURCHASE, REDEMPTION AND PRICING OF SHARES................................... 57

CODE OF ETHICS............................................................... 60

INFORMATION ON CAPITALIZATION AND OTHER MATTERS.............................. 63

TAXES........................................................................ 64

FINANCIAL STATEMENTS......................................................... 70

APPENDIX A SECURITIES RATINGS................................................ 71

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues six separate series of shares, each of which represents a separate portfolio of investments. Each Fund offers four classes of shares: Classes A, B, C and Y. Each class may have different expenses, which may affect performance. Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser.

There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination.

INVESTMENT RESTRICTIONS

The Trust has adopted the following policies relating to the investment of assets of the Funds, and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the affected Fund. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. A change in policy affecting only one Fund may be effected with the approval of the holders of a majority of the outstanding shares of the Fund. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

CONSECO 20, CONSECO CONVERTIBLE SECURITIES AND THE CONSECO HIGH YIELD FUNDS

The Conseco 20, Conseco Convertible Securities and the Conseco High Yield Funds may not (except as noted):

1. Purchase or sell commodities or commodity contracts except that a Fund may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

2. Borrow money, except that a Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that a Fund may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

3. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

4. With respect to 75% of the Conseco High Yield and the Conseco Convertible Securities Fund's total assets, purchase the securities of any issuer if (a) more than 5% of Fund's total assets would be invested in the securities of that issuer or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

5. Purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Purchase or sell real estate, except that a Fund may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

7. Make loans of its assets if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

8.       Issue any senior security, except as permitted under the 1940 Act.

CONSECO EQUITY, CONSECO BALANCED AND CONSECO FIXED INCOME FUNDS

The Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds may not (except as noted):

1. Purchase securities on margin, except that Funds engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Fund may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b) Conseco Balanced Fund may engage in futures contracts on gold;

3. Borrow money or pledge, mortgage, or assign assets, except that a Fund may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Fund's assets);

4.       Underwrite securities of other issuers;

5. With respect to 75% of a Fund's total assets, invest more than 5% of the value of its assets in the securities of any one issuer if thereafter the Fund in question would have more than 5% of its assets in the securities of any issuer or would own more than 10% of the outstanding voting securities of such issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Invest in securities of a company for the purpose of exercising control or management;

7. Write, purchase or sell puts, calls or any combination thereof, except that the Funds may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25% of the assets of the Fund are subject to covered or secured calls and puts, and except that the Funds may purchase calls and puts with a value of up to 5% of each such Fund's net assets;

8. Participate on a joint or a joint and several basis in any trading account in securities;

9. Invest in the securities of issuers in any one industry if thereafter more than 25% of the assets of the Fund in question would be invested in securities of issuers in that industry; investing in cash items, U.S. Government securities (as defined in the Prospectus), or repurchase agreements as to these securities, shall not be considered investments in an industry;

10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

11. Make loans of its assets, except the Funds may enter into repurchase agreements and lend portfolio securities in an amount not to exceed 15% of the value of a Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees; or

12. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 2 and 3. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are designated as non-fundamental with respect to the Conseco 20, Conseco Convertible Securities and the Conseco High Yield Funds and may be changed by the Board without shareholder approval.

The CONSECO 20, CONSECO CONVERTIBLE SECURITIES AND CONSECO HIGH YIELD FUNDS may not (except as noted):

1. Sell securities short in an amount exceeding 15% of its assets, except that a Fund may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

3. Make loans of its assets, except that a Fund may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets.

The following restrictions are designated as nonfundamental with respect to the Conseco Equity and Conseco Fixed Income Funds and may be changed by the Trust's Board of Trustees ("Board") without shareholder approval.

The CONSECO EQUITY AND CONSECO FIXED INCOME FUNDS may not (except as noted):

1. With respect to in excess of 15% of a Fund's assets, sell securities short, except that each Fund may, without limit, make short sales against the box.

2. Purchase any below investment grade security if as a result more than 35% of the Fund's assets would be invested in below investment grade securities.

The following restrictions are designated as non-fundamental with respect to the Conseco Balanced Fund and may be changed by the Board without shareholder approval.

The CONSECO BALANCED FUND may not:

1. With respect to in excess of 15% of the Fund's assets, sell securities short, except that the Fund may, without limit, make short sales against the box.

2. Purchase any below investment grade security if as a result more than 35% of the Fund's assets would be invested in below investment grade securities.

3.       Invest less than 25% of the Fund's assets in debt securities.


INVESTMENT STRATEGIES

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO 20 FUND may:


o Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in below investment grade securities.

o Invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.

o Use a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO EQUITY FUND may:

o Use a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below further information.

o Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this SAI for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO BALANCED FUND may:

o Invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. As a non-fundamental policy, the Fund maintains at least 25% of the value of its assets in debt securities.

o Invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals.

o Invest in high yield, high risk below investment grade securities which are not believed to involve undue risk to income or principal. The Conseco Balanced Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in below investment grade securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below. The Fund may also invest in investment grade debt securities.

o        Invest in zero coupon securities and payment-in-kind securities.

o Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Description of Securities and Investment Techniques" below for further information.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO CONVERTIBLE SECURITIES FUND may:

o Invest in securities rated as low as CCC/Caa. See "Description of Securities and Investment Techniques" below. The Appendix to this SAI describes Moody's and S&P's rating categories.

o        Invest in zero coupon securities and payment-in-kind securities.

o As a non-fundamental policy, invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. Investments in foreign securities may involve risks in addition to those of U.S. investments. See "Foreign Securities" below for further information.

o Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board.

o Use investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing call and put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing and writing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short, and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO HIGH YIELD FUND may:

o Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's ("S&P"), securities comparably rated by another national statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.

o Invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.

o        Invest in zero coupon securities and payment-in-kind securities.

o Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

o Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO FIXED INCOME FUND may:

o Invest in debt securities which the Adviser believes offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

TEMPORARY DEFENSIVE POSTIONS

When unusual market or other conditions warrant, a Fund may temporarily depart from its investment objective. In assuming a temporary defensive position, each Fund may make investments as follow:

Conseco 20 Fund may invest without limit in short-term debt securities, cash and money market instruments.

Conseco Equity Fund may invest in money market instruments without limit.

Conseco Balanced Fund may invest in money market instruments without limit.

Conseco High Yield Fund may invest in money market instruments without limit.

Portfolio Turnover

The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. Because of the Adviser's active management style, our Funds generally have a higher portfolio turnover than other funds and therefore, may have higher taxable distributions and increased trading costs which may impact performance. The following is a list of the Funds' portfolio turnover rates for the fiscal year ended December 31, 1998 and 1999:


                                                                           Years Ended
                 ---------------------------------------------- ----------------- -----------------
                 FUND NAME:                                           1998              1999
                 ---------------------------------------------- ----------------- -----------------
                 Conseco 20 Fund                                      412%              280%
                 ---------------------------------------------- ----------------- -----------------
                 Conseco Equity Fund                                  350%              364%
                 ---------------------------------------------- ----------------- -----------------
                 Conseco Balanced Fund                                341%              321%
                 ---------------------------------------------- ----------------- -----------------
                 Conseco Convertible Securities Fund                  13%*              115%
                 ---------------------------------------------- ----------------- -----------------
                 Conseco High Yield Fund                              432%              312%
                 ---------------------------------------------- ----------------- -----------------
                 Conseco Fixed Income Fund                            421%              361%
                 ---------------------------------------------- ----------------- -----------------



* The Conseco Convertible Fund commenced operations on September 28, 1998. The portfolio turnover listed is for the fiscal period beginning September 28, 1998.



Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses.


DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail below.

The investment objectives of the Funds are not fundamental. All investment policies and practices described in this SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") may change them without shareholder approval.

The following discussion describes in greater detail different types of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

The Conseco 20 Fund may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Conseco Equity Fund, Conseco Balanced and Conseco Convertible Securities Funds also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.

PREFERRED STOCK

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

U.S. GOVERNMENT SECURITIES AND SECURITIES OF INTERNATIONAL ORGANIZATIONS

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

DEBT SECURITIES

The Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S.
dollar-denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument. In selecting corporate debt securities for the Funds, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

BELOW INVESTMENT GRADE SECURITIES

         IN GENERAL. The Funds may invest in below investment grade securities. Below investment grade securities (also referred to as "high yield securities") are securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by a Fund (except the Conseco High Yield Fund), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

         PAYMENT EXPECTATIONS. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund's investment objective may be more dependent on the Adviser's own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

         LIQUIDITY AND VALUATION. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

CONVERTIBLE SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

ASSET-BACKED SECURITIES

Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

         MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

         GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

         FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

         STRIPPED MORTGAGE-BACKED SECURITIES. The Conseco High Yield Fund may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.

         RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

ZERO COUPON BONDS

The Conseco 20, Conseco Balanced, Conseco Convertible Securities, and Conseco High Yield Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

PAY-IN-KIND BONDS

The Conseco Balanced, Conseco Convertible Securities and Conseco High Yield Funds may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

TRUST ORIGINATED PREFERRED SECURITIES

The Conseco Convertible Securities and Conseco High Yield Funds may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Conseco Convertible Securities and Conseco High Yield Funds may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors. A Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.

EURODOLLAR AND YANKEEDOLLAR OBLIGATIONS

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

COLLATERALIZED BOND OBLIGATIONS

A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

FOREIGN SECURITIES

These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All of the foregoing risks may be intensified in emerging markets.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

RESTRICTED SECURITIES, RULE 144A SECURITIES AND ILLIQUID SECURITIES

The Funds may invest in restricted securities, such as private placements, and in Rule 144A securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund's net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE AND FLOATING RATE SECURITIES

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

BANKING AND SAVINGS INDUSTRY OBLIGATIONS

Such obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may each invest in obligations of foreign branches of domestic commercial banks and foreign banks; provided, however, that the Conseco Equity and Conseco Fixed Income Funds may invest in these types of instruments so long as they are U.S. dollar denominated. See "Foreign Securities" in the Prospectus for information regarding risks associated with investments in foreign securities.

The Funds will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Adviser, similar creditworthiness to institutions having outstanding securities so rated;

2.   In the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL PAPER

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


STANDARD AND POOR'S DEPOSITORY RECEIPT (SPDRS)

The Funds may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.


REPURCHASE AGREEMENTS

Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. However, to minimize this risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.

A repurchase transaction will be subject to guidelines approved by the Board. These guidelines require monitoring the creditworthiness of counterparties to repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. Repurchase agreements maturing in more than seven days may be considered illiquid and may be subject to each Fund's limitation on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature. During the period before repurchase, the Fund continues to receive principal and interest payments on the securities.

In a mortgage dollar roll, a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Fund will segregate cash or liquid securities whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Funds' fundamental policies concerning borrowings.

WARRANTS

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

INTEREST RATE TRANSACTIONS

Each of these Funds may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

STEP DOWN PREFERRED SECURITIES

Step down perpetual preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

FUTURES CONTRACTS

Each of these Funds may purchase and sell futures contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held by a Fund or which a Fund intends to purchase, and not for purposes of speculation. For information about foreign currency futures contracts, see "Foreign Currency Transactions" below.

         GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

         INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

         STOCK INDEX FUTURES CONTRACTS (CONSECO 20, CONSECO EQUITY, CONSECO BALANCED, AND CONSECO CONVERTIBLE SECURITIES FUNDS). A stock index (for example, the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.

To the extent that changes in the value of a Fund correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

I. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

         A.       Forego possible appreciation,

         B. Create a situation in which the securities would be difficult to repurchase, or

         C.       Create substantial brokerage commissions;

II. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

III.     To close out stock index futures purchase transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.       To close out stock index futures sales transactions.

         GOLD FUTURES CONTRACTS. Conseco Balanced Fund may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Fund purchases a gold contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Fund sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Fund will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Fund will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

         OPTIONS ON FUTURES CONTRACTS. Each of the Funds may purchase options on futures contracts. Conseco Convertible Securities Fund may also write options on such contracts. When a Fund purchases a futures option, it acquires the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

The Funds may enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in "Options on Securities" below.

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The Funds may purchase put and call options on securities, and (except for the Conseco Fixed Income and Conseco High Yield Funds) put and call options on stock indices, at such times as the Adviser deems appropriate and consistent with a Fund's investment objective. The Conseco Convertible Securities Fund also may write call and put options, and each of the other Funds may write listed "covered" call and "secured" put options. Each Fund may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

         PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.

         WRITING CALL AND PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, each Fund may write call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a call option writer may be assigned an exercise notice requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

The Funds (except Conseco Convertible Securities Fund) may write a call or put option only if the call option is "covered" or the put option is "secured" by the Fund. Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Fund must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same Fund. The Conseco Convertible Securities Fund may write call and put options that are not "covered" or "secured."

         OPTIONS ON SECURITIES INDICES. Call and put options on securities indices would be purchased or written by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of its securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss if the price of the underlying security declines. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.

There also can be no assurance that a Fund would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.

Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS EXCEPT CONSECO EQUITY AND CONSECO FIXED INCOME FUNDS)

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will purchase and sell such contracts for hedging purposes and not as an investment. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.

Except for the Conseco Convertible Securities Fund, a Fund will not (1) commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year. The Conseco Convertible Securities Fund will not commit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, but it may enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counter-party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Fund values its assets daily in U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, thereby incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES (CONSECO 20, CONSECO BALANCED, CONSECO CONVERTIBLE SECURITIES, AND CONSECO HIGH YIELD FUNDS)

Each of these Funds may invest in call and put options on foreign currencies. A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds a foreign security, or between the day a foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency increases relative to the U.S. dollar. The Funds will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

SEGREGATION AND COVER FOR OPTIONS, FUTURES AND OTHER FINANCIAL INSTRUMENTS

The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, "Financial Instruments"), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission ("CFTC").

Each Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). No Fund will enter into such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

SECURITIES LENDING

The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Conseco 20, Conseco Convertible Securities, and Conseco High Yield Funds will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of the Fund's total assets. As a fundamental policy of the Conseco Equity, Conseco Balanced, and the Conseco Fixed Income Funds, such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans would exceed 15% of each Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

BORROWING

A Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3 % of its assets.

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations. An investment company generally may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) its investment in all investment companies does not exceed 10 percent of assets.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.

SHORT SALES

The Funds may effect short sales. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of the security will decline. A Fund may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box," at the time of sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Fund is similar to the effect of leverage. Short selling may exaggerate changes in a Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

INVESTMENT PERFORMANCE

STANDARDIZED YIELD QUOTATIONS. Each class of the Funds may advertise investment performance figures, including yield. Each class' yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((A-B)/CD)+1)^6-1]

Where:

A = the dividends and interest earned during the period.

B = the expenses accrued for the period (net of reimbursements, if any).

C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

D = the maximum offering price (which is the net asset value plus, for Class A shares only, the maximum initial sales charge) per share on the last day of the period.


Average Yield Based on the 30-Day Period

                                              Ended December 31, 1999
-------------------------------------------------------------------------------------------------------------------------------
FUND                                     CLASS A SHARES        CLASS B SHARES        CLASS C SHARES         CLASS Y SHARES
-------------------------------------------------------------------------------------------------------------------------------
Conseco High Yield Fund                       8.54%                 8.67%                  8.74%                 9.55%
-------------------------------------------------------------------------------------------------------------------------------
Conseco Fixed Income Fund                     6.24%                 6.29%                  6.18%                 7.26%
-------------------------------------------------------------------------------------------------------------------------------

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Each class of the Funds may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P (1+T)^n=ERV

Where:

P = a hypothetical initial payment of $1,000.

T = the average annual total return.

n = the number of years.

ERV = the ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The total return for Class B and Class C shares of each Fund will assume the maximum applicable contingent deferred sales charge is deducted at the times, in the amounts, and under the terms disclosed in the Fund's Prospectus. The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value (i.e., after deduction of any applicable sales charges) of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

Each investment performance figure will be carried to the nearest hundredth of one percent.

                                           Average Annual Total Returns
                                          Periods Ended December 31,1999
-------------------------------------------------------------------------------------------------------------------
                      FUND                                   ONE YEAR                    PERIOD FROM INCEPTION
-------------------------------------------------------------------------------------------------------------------
                   Conseco 20
               Class A (01/01/98)                             60.60%                            43.38%
               Class B (02/18/98)                             61.08%                            36.92%
               Class C (03/10/98)                             67.85%                            38.24%
               Class Y (04/06/98)                             71.36%                            38.17%
-------------------------------------------------------------------------------------------------------------------
                 Conseco Equity
               Class A (01/02/97)                             47.23%                            28.08%
               Class B (01/28/98)                             47.85%                            30.51%
               Class C (02/19/98)                             54.33%                            29.88%
               Class Y (01/02/97)                             57.13%                            31.33%
-------------------------------------------------------------------------------------------------------------------
                Conseco Balanced
               Class A (01/02/97)                             22.00%                            17.15%
               Class B (02/10/98)                             22.35%                            14.94%
               Class C (02/13/98)                             27.52%                            17.08%
               Class Y (01/02/97)                             30.07%                            20.07%
-------------------------------------------------------------------------------------------------------------------
         Conseco Convertible Securities
               Class A (09/28/98)                             32.07%                            33.26%
               Class B (09/28/98)                             32.43%                            33.40%
               Class C (09/28/98)                             38.12%                            37.68%
               Class Y (09/28/98)                             40.91%                            40.02%
-------------------------------------------------------------------------------------------------------------------
               Conseco High Yield
               Class A (01/01/98)                              2.76%                             4.64%
               Class B (02/19/98)                              3.14%                             2.22%
               Class C (02/19/98)                              7.51%                             4.33%
               Class Y (03/02/98)                              9.64%                             5.93%
-------------------------------------------------------------------------------------------------------------------
              Conseco Fixed Income
               Class A (01/02/97)                             (5.26%)                            3.46%
               Class B (03/20/98)                             (5.46%)                           (0.42%)
               Class C (03/05/98)                             (1.47%)                            2.63%
               Class Y (01/02/97)                              0.38%                             5.89%
-------------------------------------------------------------------------------------------------------------------


NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return for Class A, B and C shares may or may not take sales charges into account; performance data calculated without taking the effect of sales charges, if any, into account may be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks of companies whose market capitalizations range from $201 million to $14.4 billion, with a median market capitalization of $2.1 billion.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 5,510 stocks listed on the NASDAQ Stock Market.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.

The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.

The Merrill Lynch Convertible Securities Index is a market capitalization weighted index of over 450 non-mandatory domestic corporate convertible securities, representing approximately 95% of the total outstanding market value of U.S. convertible securities. To be included in the index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $500 million.

The Boston Convertible Securities Index is a market capitalization weighted index of over 250 convertible bonds and preferred stocks rated B- or above. To be included in the index, convertible bonds must have an original par value of at least $50 million and preferred stocks must have a minimum of 500,000 shares outstanding. The index also includes U.S. dollar-denominated Eurobonds that have been issued by U.S. domiciled companies, are rated B- or above, and have an original par value of at least $100 million.

The Merrill Lynch High Yield Master Index consists of publicly placed nonconvertible, coupon-bearing US domestic debt and carries a term to maturity of at least one year. Par amounts outstanding are not less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDD1 or less). The index excludes floating rate debt, equipment trust certificates and Title 11 securities.

Each index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for these Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial majority of a Fund's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by a Fund. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to these Funds and/or other accounts over which the Adviser exercises investment discretion. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities), the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.

Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who provide research or other services or who sell shares of the Funds to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by a Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of these Funds in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to a Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to these Funds and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to these Funds. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

For the fiscal years ended December 31, 1997, 1998 and 1999, the following brokerage commissions were paid by the Funds:

-----------------------------------------------------------------------------------------------
Fund                                          1997              1998               1999
-----------------------------------------------------------------------------------------------
Conseco 20*                                   N/A               $255,305           $446,822
-----------------------------------------------------------------------------------------------
Conseco Equity                                $215,359          $624,839           $680,067
-----------------------------------------------------------------------------------------------
Conseco Balanced                              $ 37,658          $107,448           $143,520
-----------------------------------------------------------------------------------------------
Conseco Convertible Securities                N/A               $  8,567+          $2,891
-----------------------------------------------------------------------------------------------
Conseco High Yield*                           N/A               $0                 $0
-----------------------------------------------------------------------------------------------
Conseco Fixed Income                          $0                $0                 $0
-----------------------------------------------------------------------------------------------

* The Conseco High Yield and Conseco 20 Funds commenced operations on January 1, 1998.

+ The Conseco Convertible Securities Fund commenced operations on September 28, 1998. The amount listed is for the fiscal period beginning September 28, 1998.


During the fiscal year ended December 31, 1997, December 31, 1998 and December 31, 1999, no Fund paid commissions to any affiliated brokers.

During the fiscal year ended December 31, 1999, the Fixed Income, Balanced and Convertible Securities Funds acquired the securities of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds") as follows: TK. Additionally, at December 31, 1999, the following Funds held the securities of its Regular B/Ds with an aggregate value as follows:


------------------------------------------------------------------------------
CONSECO BALANCED:
------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                 $345,313
------------------------------------------------------------------------------


------------------------------------------------------------------------------
CONSECO FIXED INCOME:
------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                 $836,398
------------------------------------------------------------------------------
Paine Webber Group, Inc.                       $207,111
------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc.            $ 97,814
------------------------------------------------------------------------------


Orders on behalf of these Funds may be bunched with orders on behalf of other clients of the Adviser. It is the Adviser's policy that, to the extent practicable, all clients with similar investment objectives and guidelines be treated fairly and equitably in the allocation of securities trades.

The Board periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

MANAGEMENT

THE ADVISER

The Adviser provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares reports for the Funds, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. Each Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Trustees of the Trust.


The Adviser is a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Adviser manages and serves as sub-adviser to other registered investment companies and manages the invested assets of Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages foundations, endowments, public and corporate pension plans, and private client accounts. As of December 31, 1999, the Adviser managed in excess of $42.2 billion in assets.


The Investment Advisory Agreements, dated March 28, 1997, between the Adviser and the Conseco Equity Fund, Conseco Balanced Fund and Conseco Fixed Income Fund, and the Investment Advisory Agreement dated December 31, 1997 between the Adviser and the Conseco High Yield Fund, Conseco Convertible Securities Fund and Conseco 20 Fund (the agreement was approved with respect to the Conseco Convertible Securities Fund on May 14, 1997), provide that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreements provide that the Adviser is not protected against any liability to a Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreements or the violation of any applicable law.

Under the terms of the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of 0.70% of the average daily net asset value of the Conseco 20 Fund, Conseco Equity Fund, Conseco Balanced Fund, and Conseco High Yield Fund, 0.85% of the average daily net asset value of the Conseco Convertible Securities Fund and 0.45% of the average daily net asset value of the Conseco Fixed Income Fund.


Pursuant to a contractual arrangement with the Trust, the Adviser, along with the Funds' Administrator and Distributor, has agreed to waive fees and/or reimburse expenses through April 30, 2001, so that annual operating expenses of the Funds are limited to the following net expenses:

                                                   NET EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                 Fund                               Class A Shares          Class B and C Shares            Class Y Shares
------------------------------------------------------------------------------------------------------------------------------
Conseco 20                                              1.75%                        2.25%                        1.25%
------------------------------------------------------------------------------------------------------------------------------
Conseco Equity                                          1.50%                        2.00%                        1.00%
------------------------------------------------------------------------------------------------------------------------------
Conseco Balanced                                        1.50%                        2.05%                        1.05%
------------------------------------------------------------------------------------------------------------------------------
Conseco Convertible Securities                          1.55%                        2.05%                        1.05%
------------------------------------------------------------------------------------------------------------------------------
Conseco High Yield                                      1.40%                        1.90%                        0.90%
------------------------------------------------------------------------------------------------------------------------------
Conseco Fixed Income                                    1.25%                        1.60%                        0.60%
------------------------------------------------------------------------------------------------------------------------------

The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay each Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for each Fund and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of each Fund, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

This contractual arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

----------------------------------------------------------------------------  ----------------------------------------
                                                 Advisory Fees Accrued                Amount Reimbursed/Waived
                                                   Fiscal Year Ended                      Fiscal Year Ended
                 Fund                                 December 31                            December 31
----------------------------------------------------------------------------  ----------------------------------------
                                         1997         1998         1999         1997         1998         1999
----------------------------------------------------------------------------  ----------------------------------------
Conseco 20                               N/A*         $166,646     $607,285     N/A*         $ 98,505     $ 19,896
----------------------------------------------------------------------------  ----------------------------------------
Conseco Equity                           $286,410     $534,249     $704,523     $66,061      $375,909     $159,608
----------------------------------------------------------------------------  ----------------------------------------
Conseco Balanced                         $ 63,605     $166,164     $264,478     $49,074      $166,164     $174,411
----------------------------------------------------------------------------  ----------------------------------------
Conseco Convertible Securities           N/A+         $ 55,482     $345,093     N/A+         $ 38,398     $163,455
----------------------------------------------------------------------------  ----------------------------------------
Conseco High Yield                       N/A*         $145,966     $709,581     N/A*         $145,966     $265,495
----------------------------------------------------------------------------  ----------------------------------------
Conseco Fixed Income                     $ 58,632     $146,274     $301,525     $38,405      $146,274     $257,489
----------------------------------------------------------------------------  ----------------------------------------

* The Conseco High Yield and Conseco 20 Funds commenced operations on January 1, 1998.

+ The Convertible Securities Fund commenced operations on September 28, 1998.


Each Fund may receive credits from its custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, other affiliates') agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.

OTHER SERVICE PROVIDERS

THE ADMINISTRATOR. Conseco Services, LLC (the "Administrator") is a wholly owned subsidiary of Conseco, and receives compensation from the Trust pursuant to an Administration Agreement dated January 2, 1997 and amended December 31, 1997. The Administration Agreement was approved with respect to the Conseco Convertible Securities Fund on May 14, 1998. Under that agreement, the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities

For providing these services, the Administrator receives a fee from each of the Funds of .20% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. Firstar Mutual Fund Services, LLC performs certain administrative services for each of the Funds, pursuant to agreements with the Administrator. See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.


For the fiscal year ended December 31, 1999, the following administration fees were accrued:

        ---------------------------------------------------------------------
                         Fund                              Fees Paid
        ---------------------------------------------------------------------
        Conseco 20                                         $  173,510
        ---------------------------------------------------------------------
        Conseco Equity                                     $  201,251
        ---------------------------------------------------------------------
        Conseco Balanced                                   $   75,566
        ---------------------------------------------------------------------
        Conseco Convertible Securities                     $   81,105
        ---------------------------------------------------------------------
        Conseco High Yield                                 $  202,699
        ---------------------------------------------------------------------
        Conseco Fixed Income                               $  133,934
        ---------------------------------------------------------------------


CUSTODIAN. The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund.

TRANSFER AGENCY SERVICES. Firstar Mutual Fund Services, LLC is the transfer agent for each Fund.


CODE OF ETHICS. The Fund, Adviser and Principal Underwriter have adopted a Code of Ethics of (hereinafter "Code") pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the Investment Company Act of 1940 (the "Investment Company Act") and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the "Insider Trading Act"). Under the Code, neither director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or
(2) is being purchased or sold by the Adviser on behalf of any client. The Code also requires prior clearance, submission of duplicate confirmations on all transactions, submission of duplicate monthly statements on all beneficially owned accounts by access persons. The Code is on file with and is available from the Securities and Exchange Commission.


INDEPENDENT ACCOUNTANTS/AUDITORS. PricewaterhouseCoopers LLP, 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002 serves as the Trust's independent accountant.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in "Management." The Trust's officers supervise the daily business operations of the Trust. The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

         NAME, ADDRESS                      POSITION HELD                    PRINCIPAL OCCUPATION(S)
            AND AGE                           WITH TRUST                       DURING PAST 5 YEARS
        ---------------                       ----------                       -------------------
William P. Daves, Jr. (74)              Chairman of the Board,   Consultant to insurance and healthcare
5723 Trail Meadow                       Trustee                  industries. Director, President and Chief
Dallas, TX 75230                                                 Executive Officer, FFG Insurance Co. Chairman of
                                                                 the Board and Trustee of  other mutual funds
                                                                 managed by the Adviser.

Maxwell E. Bublitz* (44)                President and Trustee    Chartered Financial Analyst. President and
11825 N. Pennsylvania St.                                        Director, Adviser. Previously,
Carmel, IN 46032                                                 Senior Vice President, Adviser.  President and
                                                                 Trustee of other mutual funds managed by the
                                                                 Adviser.

Gregory J. Hahn* (39)                   Vice President for       Chartered Financial Analyst. Senior Vice
11825 N. Pennsylvania St.               Investments and Trustee  President, Adviser. Portfolio Manager of the
Carmel, IN 46032                                                 fixed income portion of Balanced and Fixed Income
                                                                 Funds.  Trustee and portfolio manager of other
                                                                 mutual funds managed by the Adviser.

Harold W. Hartley (76)                  Trustee                  Retired. Chartered Financial Analyst. Previously,
502 Canal Cove Court                                             Executive Vice President, Tenneco Financial
Ft. Myers Beach, Fl 33931                                        Services, Inc.  Trustee of other mutual funds
                                                                 managed by the Adviser. Director, Ennis Business
                                                                 Forms, Inc.

Dr. R. Jan LeCroy (68)                  Trustee                  Retired.  President, Dallas Citizens Council.
841 Liberty                                                      Trustee of other mutual funds managed by the
Dallas, TX 75204                                                 Adviser.  Director, Southwest Securities Group,
                                                                 Inc.

Dr. Jess H. Parrish (72)                Trustee                  Former President, Midland College. Higher
2805 Sentinel                                                    Education Consultant.  Trustee of other mutual
Midland, TX 79701                                                funds managed by the Adviser.

         NAME, ADDRESS                      POSITION HELD                    PRINCIPAL OCCUPATION(S)
            AND AGE                           WITH TRUST                       DURING PAST 5 YEARS
        ---------------                       ----------                       -------------------
William P. Kovacs (54)                  Vice President and       Vice President, Senior Counsel, Secretary, Chief
11825 N. Pennsylvania St.               Secretary                Compliance Officer and Director of Adviser.  Vice
Carmel, IN 46032                                                 President, Senior Counsel, Secretary and
                                                                 Director, Conseco Equity Sales, Inc. Vice
                                                                 President and Secretary of other mutual funds
                                                                 managed by the Adviser.  Previously, Associate
                                                                 Counsel, Vice President and Assistant Secretary,
                                                                 Kemper Financial Services, Inc. (1989-1996);
                                                                 previous to Of Counsel, Rudnick & Wolfe
                                                                 (1997-1998); previous to Of Counsel, Shefsky &
                                                                 Froelich (1998).

James S. Adams (40)                     Treasurer                Senior Vice President, Bankers National, Great
11815 N. Pennsylvania St.                                        American Reserve.  Senior Vice President,
Carmel, IN 46032                                                 Treasurer, and Director, Conseco Equity Sales,
                                                                 Inc. Senior Vice President and Treasurer, Conseco
                                                                 Services, LLC.  Treasurer of other mutual funds
                                                                 managed by the Adviser.

 William T. Devanney, Jr. (44)          Vice President           Senior Vice President, Corporate Taxes,
 11815 N. Pennsylvania St.              Corporate Taxes          Bankers National and Great American
 Carmel, IN 46032                                                Reserve.  Senior Vice President,
                                                                 Corporate Taxes, Conseco Equity Sales,
                                                                 Inc. and Conseco Services LLC.  Vice
                                                                 President of other mutual funds
                                                                 managed by the Adviser.

 David N. Walthall (54)                 Trustee                  Principal, Walthall Asset Management.  Former
 1 Galleria Tower, Suite 1050                                    President, Chief Executive Officer and Director
 13355 Noel Road                                                 of Lyrick Corporation.  Formerly, President and
  Dallas, TX 75240                                               CEO, Heritage Media Corporation.  Formerly,
                                                                 Director, Eagle National Bank.  Trustee of other
                                                                 mutual funds managed by the Adviser.

------------------
* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the compensation of each disinterested Trustee for the fiscal year ending December 31, 1999 for affiliated investment companies within the Fund Complex. In addition to Conseco Fund Group, the Fund Complex, as of December 31, 1999, consists of: Conseco Series Trust and Conseco Strategic Income Fund.


                                                COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                                                         Aggregate                Total Compensation from Investment
                                                       Compensation             Companies in the Trust Complex Paid to
Name of Person, Position                              from the Trust                           Trustees
------------------------------------------------------------------------------------------------------------------------
William P. Daves, Jr.                                     $9,000                                $27,000
                                                                                     (14 other investment company)
------------------------------------------------------------------------------------------------------------------------
Harold W. Hartley                                         $9,000                                $27,000
                                                                                     (14 other investment company)
------------------------------------------------------------------------------------------------------------------------
Dr. R. Jan LeCroy                                         $9,000                                $27,000
                                                                                     (14 other investment company)
------------------------------------------------------------------------------------------------------------------------
Dr. Jesse H. Parrish                                      $8,000                                $24,000
                                                                                     (14 other investment company)
------------------------------------------------------------------------------------------------------------------------
David N. Walthall                                         $9,000                                $27,000
                                                                                     (14 other investment company)
------------------------------------------------------------------------------------------------------------------------


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2000, the following shareholders owned of record, or were known by a Fund to own beneficially, five percent or more of the outstanding shares of each class of shares of each Fund.


Fund Name                                 Name and Address                                     Percent Owned
---------                                 ----------------                                     -------------
Conseco 20 Fund                           MLPF & S                                                 57.87%
Class A                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

                                          Conseco Health Insurance Company                         12.08%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN  46032-4555

Conseco 20 Fund                           MLPF & S                                                 83.18%
Class B                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco 20 Fund                           MLPF & S                                                 78.34%
Class C                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Fund Name                                 Name and Address                                     Percent Owned
---------                                 ----------------                                     -------------
Conseco 20 Fund                           MLPF & S                                                 46.71%
Class Y                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

                                          Gerlach & CO.                                            37.07%
                                          3800 Citibank Ctr. B1-7
                                          Tampa, FL  33610-9122

                                          Conseco Save - 401K                                      11.40%
                                          1700 W. 82nd Street, Ste. 125
                                          Bloomington, MI 55431-1404

Conseco Equity Fund                       MLPF & S                                                 24.24%
Class A                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

                                          Conseco Senior Health Insurance Co.                      16.74%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

                                          Conseco Life Insurance Co.                               14.02%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

                                          Peconic Capital Fund, LP                                  8.53%
                                          P.O. Box 302
                                          Mount Kisco, NY 10549-0302

                                          Bankers Life & Casualty                                   8.41%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

                                          Conseco Annuity Assurance Co.                             5.61%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

Conseco Equity Fund                       MLPF & S                                                 71.55%
Class B                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco Equity Fund                       MLPF & S                                                 87.82%
Class C                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Fund Name                                 Name and Address                                     Percent Owned
---------                                 ----------------                                     -------------
Conseco Equity Fund                       Conseco Save - 401K                                      79.32%
Class Y                                   1700 W. 82nd Street, Ste. 125
                                          Bloomington, MI 55431-1404

                                          Gerlach & CO.                                             8.72%
                                          3800 Citibank Ctr. B1-7
                                          Tampa, FL  33610-9122

Conseco Balanced Fund                     Conseco Variable Insurance Co.                           54.82%
Class A                                   11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

                                          Conseco Senior Health Insurance Co.                      12.65%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

                                          Conseco Life Insurance Co.                               10.54%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

                                          Bankers Life & Casualty                                   6.33%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

Conseco Balanced Fund                     MLPF & S                                                 77.12%
Class B                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco Balanced Fund                     MLPF & S                                                 91.62%
Class C                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco Balanced Fund                     Conseco Save - 401K                                      83.34%
Class Y                                   1700 W. 82nd Street, Ste. 125
                                          Bloomington, MI 55431-1404

                                          Indiana Teamsters Pension                                 6.06%
                                          1233 Shelby Street
                                          Indianapolis, IN  46203-19423

Conseco Convertible Securities            Bankers Life & Casualty                                  50.04%
Fund                                      11815 N. Pennsylvania Street
Class A                                   Carmel, IN 46032-4555

Fund Name                                 Name and Address                                     Percent Owned
---------                                 ----------------                                     -------------
                                          MLPF & S                                                 41.97%
                                          4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco Convertible Securities Fund       MLPF & S                                                 78.84%
Class B                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco Convertible Securities            MLPF & S                                                 71.86%
Fund                                      4800 Deer Lake Dr. E, Fl. 2
Class C                                   Jacksonville, FL 32246-6484

Conseco Convertible Securities            Gerlach & CO.                                            72.11%
Fund                                      3800 Citibank Ctr. B1-7
Class Y                                   Tampa, FL  33610-9122

                                          MLPF & S                                                 18.71%
                                          4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco High Yield Fund                   MLPF & S                                                 73.69%
Class A                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco High Yield Fund                   MLPF & S                                                 79.73%
Class B                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco High Yield Fund                   MLPF & S                                                 80.65%
Class C                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco High Yield Fund                   Gerlach & CO.                                            54.61%
Class Y                                   3800 Citibank Ctr. B1-7
                                          Tampa, FL  33610-9122

                                          MLPF & S                                                 26.02%
                                          4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

                                          Luann Derrickson                                          8.19%
                                          7489 N. Illinois Street
                                          Indianapolis, IN  46260-3618


Fund Name                                 Name and Address                                     Percent Owned
---------                                 ----------------                                     -------------
Conseco Fixed Income Fund                 Conseco Health Insurance Co.                             46.28%
Class A                                   11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

                                          MLPF & S                                                 17.45%
                                          4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

                                          Conseco Senior Health Insurance Co.                       9.91%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

                                          Conseco Life Insurance Co.                                8.26%
                                          11815 N. Pennsylvania Street
                                          Carmel, IN 46032-4555

Conseco Fixed Income Fund                 MLPF & S                                                 85.05%
Class B                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

Conseco Fixed Income Fund                 MLPF & S                                                 90.22%
Class C                                   4800 Deer Lake Dr. E, Fl. 2
                                          Jacksonville, FL 32246-6484

                                          Southwest Securities Inc.                                 6.17%
                                          FBO Jerry & Lyn Beck,
                                          P.O. Box 509002
                                          Dallas, TX  75250-9002

Conseco Fixed Income Fund                 Conseco Save - 401K                                      43.22%
Class Y                                   1700 W. 82nd Street, Ste. 125
                                          Bloomington, MI 55431-1404

                                          Baker University Endowment                               13.70%
                                          8th and GRV
                                          Baldwin City, KS 66006-0000

                                          Washington National Group Insurance Plan                 11.86%
                                          P.O. Box 1911
                                          Carmel, IN  46032-1911

                                          Charles Schwab & Co, Inc.                                10.08%
                                          101 Montgomery Street
                                          San Francisco, CA 94104-4122

Fund Name                                 Name and Address                                     Percent Owned
---------                                 ----------------                                     -------------
                                          Strafe & Co.                                              8.96%
                                          P.O. Box 160
                                          Westerville, OH 43086-0160


The Trustees and officers of the Trust, as a group, own less than 1% of each Fund's outstanding shares. A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

FUND EXPENSES

Each Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Trustees; (iv) compensation and expenses of Trustees who are not interested persons of the Trust; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997 as amended December 31, 1997. The Underwriting Agreement was approved with respect to the Conseco Convertible Securities Fund on May 14, 1998. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of any Fund.

Following is information about the compensation received by the Distributor with respect to each Fund for the fiscal year ended December 31, 1997:

-------------------------------------------------------------------------------------------------------------------
FUND AND CLASS                  COMPENSATION                  AMOUNT RETAINED BY           AMOUNT REALLOWED BY
                                RECEIVED BY                   DISTRIBUTOR                  DISTRIBUTOR
                                DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
Conseco Equity
Class A                         $  37,114                      $     3,566                    $    33,547
-------------------------------------------------------------------------------------------------------------------
Conseco Balanced
Class A                         $  20,746                      $     2,338                    $    18,407
-------------------------------------------------------------------------------------------------------------------
Conseco Fixed Income
Class A                         $   4,196                      $       452                    $     3,743
-------------------------------------------------------------------------------------------------------------------

Following is information about the compensation received by the Distributor with respect to each Fund for the fiscal year ended December 31, 1998:

-------------------------------------------------------------------------------------------------------------------
FUND AND CLASS                  COMPENSATION                 AMOUNT RETAINED BY           AMOUNT REALLOWED BY
                                RECEIVED BY                  DISTRIBUTOR                  DISTRIBUTOR
                                DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
Conseco 20
Class A                         $160,829                       $  23,116                      $  137,713
Class B                          338,900                               0                         338,900
Class C                           28,359                               0                          28,359
-------------------------------------------------------------------------------------------------------------------
Conseco Equity
Class A                         $ 21,660                       $   2,785                      $   18,875
Class B                           68,290                               0                          68,290
Class C                            7,275                               0                           7,275
-------------------------------------------------------------------------------------------------------------------
Conseco Balanced
Class A                         $ 24,595                       $   3,544                      $   21,051
Class B                           67,034                               0                          67,034
Class C                            9,685                               0                           9,685
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FUND AND CLASS                   COMPENSATION                  AMOUNT RETAINED BY           AMOUNT REALLOWED BY
                                 RECEIVED BY                   DISTRIBUTOR                  DISTRIBUTOR
                                 DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
Conseco Convertible
Securities*
Class A                                   0                            0                                 0
Class B                                   0                            0                                 0
Class C                                  57                            0                                57
-------------------------------------------------------------------------------------------------------------------
Conseco High Yield
Class A                          $  199,926                    $  29,862                      $    170,064
Class B                             678,167                            0                           678,167
Class C                              59,575                            0                            59,575
-------------------------------------------------------------------------------------------------------------------
Conseco Fixed Income
Class A                          $   37,877                    $   4,140                      $     33,747
Class B                             160,726                            0                           160,726
Class C                                   0                            0                                 0
-------------------------------------------------------------------------------------------------------------------

*The Conseco Convertible Securities Fund commenced operations on September 28, 1998. The information with respect to that Fund is shown for the period beginning September 28, 1998.


Following is information about the compensation received by the Distributor with respect to each Fund for the fiscal year ended December 31, 1999:

-------------------------------------------------------------------------------------------------------------------
FUND AND CLASS                  COMPENSATION                 AMOUNT RETAINED BY           AMOUNT REALLOWED BY
                                RECEIVED BY                  DISTRIBUTOR                  DISTRIBUTOR
                                DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
Conseco 20
Class A                         $  2,656,532                   $    137,238                   $    2,519,294
Class B                               44,346                              0                           44,346
Class C                                8,061                              0                            8,061
-------------------------------------------------------------------------------------------------------------------
Conseco Equity
Class A                         $    147,692                   $      8,353                   $      139,339
Class B                                2,595                              0                            2,595
Class C                                  226                              0                              226
-------------------------------------------------------------------------------------------------------------------
Conseco Balanced
Class A                         $     55,790                  $       2,795                   $       52,995
Class B                               (3,173)                             0                           (3,173)
Class C                                  346                              0                              346
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FUND AND CLASS                   COMPENSATION                  AMOUNT RETAINED BY           AMOUNT REALLOWED BY
                                 RECEIVED BY                   DISTRIBUTOR                  DISTRIBUTOR
                                 DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
Conseco Convertible
Securities*
Class A                          $    559,537                  $    19,668                    $      539,869
Class B                                 5,417                            0                             5,417
Class C                                   518                            0                               518
-------------------------------------------------------------------------------------------------------------------
Conseco High Yield
Class A                          $  1,176,202                  $    82,897                    $    1,093,305
Class B                                32,756                            0                            32,756
Class C                                 6,974                            0                             6,974
-------------------------------------------------------------------------------------------------------------------
Conseco Fixed Income
Class A                          $    146,879                  $     8,222                    $      138,657
Class B                                 4,349                            0                             4,349
Class C                                 2,686                            0                             2,686
-------------------------------------------------------------------------------------------------------------------


For sales of Class Y shares, the Distributor may provide promotional incentives including cash compensation to certain broker, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amount so shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealer, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. The Distributor or its affiliates out of their own assets will make all of the above payments. These programs will not chance the price an investor will pay for shares or the amount that a Fund will receive from such sales.

The Distributor's principal address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

DISTRIBUTION AND SERVICE PLAN

The Trust has adopted distribution and service plans dated March 28, 1997 with respect to the Class A shares of the Conseco Equity Fund, Conseco Balanced Fund and Conseco Fixed Income Fund, and dated December 31, 1997 with respect to each other class of Fund shares (and approved with respect to the Conseco Convertible Securities Fund on May 14, 1998) (the "Plans"), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.50% annually of each Fund's (except for the Conseco Fixed Income Fund's) average daily net assets attributable to its Class A shares. The Conseco Fixed Income Fund's Plan authorizes payments to the Distributor up to 0.65% annually of that Fund's average daily net assets attributable to its Class A shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class B shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class C shares. See "Management - The Adviser" above regarding the Distributor's contractual arrangement waive its fees and/or reimburse Fund expenses.

For the fiscal year ended December 31, 1997, the 12b-1 fees attributable to Class A shares of the Conseco Equity Fund, Conseco Balanced Fund and the Conseco Fixed Income Fund were $9,508, $2,149 and $1,984, respectively.

For the fiscal year ended December 31, 1998, the 12b-1 fees attributable to each class of shares is as follows:

------------------------------- ---------------------------- ---------------------------- ----------------------------
FUND                                     CLASS A                     CLASS B                      CLASS C
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco 20                           $     99,488                 $    26,070                  $     12,542
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco Equity                             85,658                       6,090                         1,706
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco Balanced                           78,752                       3,716                         6,355
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco Convertible                        32,632                           3                             3
Securities*
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco High Yield                         79,032                      36,435                        10,411
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco Fixed Income                      111,004                       6,784                         1,484
------------------------------- ---------------------------- ---------------------------- ----------------------------

* The Convertible Securities Fund commenced operations on September 28, 1998.


For the fiscal year ended December 31, 1999, the 12b-1 fees attributable to each class of shares is as follows:

------------------------------- ---------------------------- ---------------------------- ----------------------------
FUND                                     CLASS A                     CLASS B                      CLASS C
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco 20                            $    223,672                 $   236,539                   $  109,721
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco Equity                             147,839                      23,231                       10,291
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco Balanced                           137,765                      19,007                       16,193
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco Convertible                        166,552                      33,543                        9,653
Securities
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco High Yield                         239,297                     312,522                      109,389
------------------------------- ---------------------------- ---------------------------- ----------------------------
Conseco Fixed Income                       228,252                      41,465                       21,398
------------------------------- ---------------------------- ---------------------------- ----------------------------

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer OR financial intermediary.

In accordance with the terms of the Plans, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

The Plans were adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. The Trustees believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of Class A, Class B and Class C shares of each Fund, economies of scale, reduced expense ratios and greater portfolio diversification.

Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent under the Plans without approval of the shareholders of the affected Fund, and material amendments to the Plans must also be approved by the Trustees in a manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of the Fund affected thereby. The Plans will automatically terminate in the event of their assignment.

PURCHASE, REDEMPTION AND PRICING OF SHARES

SHARE PRICES AND NET ASSET VALUE

Each Fund's shares are bought or sold at a price that is the Fund's net asset value (NAV) per share. The NAV per share is determined for each class of shares for each Fund as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each business day by dividing the value of the Fund's net assets attributable to a class (the class's pro rata share of the value of the Fund's assets minus the class's pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.

For each of the Funds the assets of the Fund are valued as follows: Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty
(60) days or less are valued at amortized cost.

CLASS Y SHARES

Your initial purchase amount should be at least $500,000. However, the minimum may be waived at the discretion of the Fund's officers. The Fund and Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

REDUCTIONS AND WAIVERS OF SALES CHARGES

REDUCTION OF CLASS A SALES CHARGE

RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of the Funds, or shares of the money market fund currently managed by Firstar Money Market (derived from the exchange of Fund shares on which an initial sales charge was paid). Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

LETTER OF INTENT. Any shareholder may qualify for a reduced sales charge on purchases of shares made within a 13-month period pursuant to a Letter of Intent
(LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Trust owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, Firstar Mutual Fund Services, LLC ("FSMS"), the Trust's transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to FSMS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by FSMS pay such difference in sales charge, FSMS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from FSMS at (800) 986-3384.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from Class A, Class B and Class C shares of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

Any income dividends or capital gain distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

WAIVER OF CLASS A INITIAL SALES CHARGE

         No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:


o by current or retired officers, directors or employees (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of the Trust, Conseco and its affiliates and the Transfer Agent;


o by any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

o by an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with the Distributor in connection with such account;

o by brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

o by employees and registered representatives (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such individual as listed above);

o by any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

o by one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group;

o (i) through an investment adviser who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion;

o through a broker, dealer or other financial intermediary which maintains a net asset value purchase program that enables the Funds to realize certain economies of scale;

o through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

o by purchasers in connection with investments related to a bona fide medical savings account; or

o by an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

         Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, (b) purchased by the reinvestment of loan repayments by participants in retirement plans, (c) purchased by the reinvestment of dividends or other distributions from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Adviser or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.


WAIVERS OF CONTINGENT DEFERRED SALES CHARGE FOR CLASS A, CLASS B AND CLASS C


         To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

o any partial or complete redemption in connection with a distribution without federal tax income penalty under a tax-qualified retirement plan, upon separation from service and attaining age 55;

o any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from a tax-qualified retirement plan, eligible 457 plan, or 403(b)(7) plan;

o any complete redemption in connection with a distribution from a tax-qualified retirement plan, eligible 457 plan, or 403(b)(7) plan in connection with termination of employment or termination of the employer's plan;

o redemptions from an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with the Distributor in connection with such account;

o any redemption resulting from a tax-free return of an excess contribution from a tax-qualified retirement plan, IRA, savings incentive match plan for employees ("SIMPLE" plan), eligible 457 plan, or 403(b)(7) plan;

o mandated minimum distributions from a tax-qualified retirement plan, IRA, SIMPLE plan, eligible 457 plan, or 403(b) plan;

o substantially equal periodic payments as defined in Section 72(t) of the Code;


o any partial or complete redemption following death or disability of a shareholder (including one who owns the shares as joint tenant with his spouse), provided the redemption is requested within one year of the death or initial determination of disability (as defined in Section 72(m) of the Code);

o        redemptions under a Fund's Systematic Withdrawal Plan;


o redemptions in connection with distributions from a Roth IRA or Roth Conversion IRA that are qualified distributions under the Code;

o redemptions in connection with distributions from an Education IRA that are used for qualified higher education expenses under the Code or which are required by the Code to be distributed;

o redemptions in connection with investments related to a bona fide medical savings account; and

o redemptions from an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

REDEMPTIONS IN KIND

Each Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the net assets of the Fund, whichever is less. Any redemptions beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemptions in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could incur certain transaction costs.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; for any period during which an emergency exists as a result of which (1) disposition by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets; or for such other periods as the SEC may permit for the protection of investors.

RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS

Each class of shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations.


CODE OF ETHICS

Under CCM's personal securities trading policy (the "Policy"), CCM employees must preclear personal transactions in securities not exempt under the Policy. In addition, CCM employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. CCM access persons, including portfolio managers and investment personnel, who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Policy, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manager or for which they otherwise provide investment advice.

information on capitalization and other matters

All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold annual meetings of shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10% of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1% of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders.

Each issued and outstanding share of each class of a Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive or similar rights, and are freely transferable. The exchange privilege for each class and the conversion rights of Class B shares are described in the Prospectus.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees, the ratification of the contract with the principal underwriter or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, each class of a Fund shall have a different arrangement for shareholder services or the distribution of securities or both and shall pay all of the expenses of that arrangement, shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder's incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

TAXES

GENERAL

To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year,
(i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of a Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.

Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.

INCOME FROM FOREIGN SECURITIES

Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Pursuant to that election, the Fund would treat its foreign taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, and (2) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part of any "excess distribution" received by it on the stock of a PFIC or of any gain on the Fund's disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund, would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed thereto by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock with respect to which this election is made will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency positions and payables or receivables (e.g., dividends or interest receivable) denominated in a foreign currency are subject to section 988 of the Code, which generally causes those gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any gains from the disposition of foreign currencies could, under future Treasury regulations, produce income that is not "qualifying income" under the Income Requirement.

INVESTMENTS IN DEBT SECURITIES

If a Fund invests in zero coupon securities, payment-in-kind securities and/or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if an election is made to include market discount in income currently), it must accrue income on those investments prior to the receipt of cash payments or interest thereon. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to make the necessary distributions.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that holds such obligations. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that holds such obligations in order to seek to reduce the risk of distributing insufficient income to qualify for treatment as a RIC and of becoming subject to federal income tax or the Excise Tax.

HEDGING STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies -- and as noted above, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- will qualify as permissible income under the Income Requirement.

Certain futures and foreign currency contracts in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be marked-to-market (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the case available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under that law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

FINANCIAL STATEMENTS

Audited financial statements for the Conseco 20 Fund, Conseco Equity Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund, and Conseco Fixed Income Fund and the for the fiscal year ended December 31, 1999 are incorporated by reference from the Trust's annual report to shareholders.

APPENDIX A SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S  CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.+ BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

                               CONSECO FUND GROUP
                                 Conseco 20 Fund
                               Conseco Equity Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund

                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

         (a) Agreement and Declaration of Trust. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

         (b) By-laws. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

         (c)(1) Agreement and Declaration of Trust of Conseco Fund Group, Articles V, VI, VII, VIII, and X. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

            (2) By-laws of Conseco Fund Group, Articles II, V, and VII. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

         (d)(1) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Equity Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (2) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Asset Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (3) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Fixed Income Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (4) Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund, the Conseco International Fund and the Conseco Convertible Securities Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

            (5) Schedule A to the Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund, the Conseco International Fund and the Conseco Convertible Securities Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

         (e)(1) Amended and Restated Principal Underwriting Agreement between Conseco Fund Group and Conseco Equity Sales, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

            (2) Schedule A to the Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

         (f)      Bonus, profit sharing or pension plans - None.

         (g)(1) Custody Agreement between Conseco Fund Group and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

            (2) Custody Agreement between Conseco Fund Group and State Street Bank and Trust Company with respect to the Conseco International Fund. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

         (h)(1) Amended and Restated Administration Agreement between Conseco Fund Group and Conseco Services, LLC. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

            (2) Schedule A to the Amended and Restated Administration Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (3) Sub-Administration Agreement between Conseco Services, LLC and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

            (4) Sub-Administration Agreement between Conseco Services, LLC and AMR Investment Services, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (5) Fund Administration Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. Filed herewith.

            (6) Fund Accounting Agreement between Conseco Services, LLC and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

            (7) Fund Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. Filed herewith.

            (8) Transfer Agency Agreement between Conseco Fund Group and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

            (9) Transfer Agent Servicing Agreement between Conseco Fund Group and Firstar Mutual Fund Services, LLC. Filed herewith

            (10) Agreement Among AMR Investment Services Trust, AMR Investment Services, Inc., and Conseco Fund Group and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

         (i) Opinion and Consent of Counsel as to the Legality of the Securities being Registered. Filed Herewith.

         (j)      Consent of Independent Accountants. Filed Herewith.

         (k)      Financial statements omitted from prospectus - None.

         (l)      Letter of investment intent - None.

         (m)(1) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Equity Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (2) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Asset Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (3) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Fixed Income Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (4) Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

            (5) Schedule A to the Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (6) Selling Group Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

         (n)      Financial Data Schedule. Filed Herewith.

         (o)(1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (2) Schedule A to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (3) Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Filed herewith.

         (p)      Code of Ethics. Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

         Reference is made to Articles II and V of the Agreement and Declaration of Trust, which are incorporated by reference to the Registrant's registration statement, SEC File No. 333-13185, filed previously on October 1, 1996.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Conseco Capital Management, Inc. (the "Adviser") is an Indiana corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., also an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

         Rollin M. Dick, Director, Executive Vice President and Chief Financial Officer of Conseco, Inc., Carmel, Indiana. Mr. Dick is an officer and/or director of various affiliates of the Adviser. He is a director of Brightpoint, Inc., Indianapolis, Indiana and General Acceptance Corporation, Bloomington, Indiana. Additionally, Mr. Dick is a director of approximately ten non-public companies, which are believed to be not affiliated with Conseco, Inc.

         Maxwell E. Bublitz, President and Director; Senior Vice President of Conseco, Inc.; President and Trustee of Conseco Series Trust; President and Trustee of Conseco Strategic Income Fund

         Gregory J. Hahn, Chief Investment Officer, Fixed Income; Trustee of Conseco Strategic Income Fund.

         Thomas A. Meyers, Senior Vice President, Director of Marketing.

         Thomas J. Pence, Chief Investment Officer, Equity.

         William P. Kovacs, Senior Counsel and Secretary; Chief Compliance Officer and Director; Vice President and Secretary of Conseco Series Trust; Vice President and Secretary of Conseco Strategic Income Fund; Vice President and Secretary of Conseco Equity Sales, Inc.; Vice President and Secretary of Conseco Financial Services, Inc.

         Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM 27.  PRINCIPAL UNDERWRITERS.

         Conseco Equity Sales, Inc. serves as the Registrant's principal underwriter.

         The following information is furnished with respect to the officers and directors of Conseco Equity Sales, Inc. The principal business address of each person listed is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

          Name and Principal                     Positions and Offices                  Positions and Offices
           Business Address                   with Principal Underwriter                   with Registrant
          ------------------                  --------------------------                ---------------------
L. Gregory Gloeckner                     President                              None

William P. Kovacs                        Vice President, Senior Counsel,        Vice President and Secretary
                                         Secretary, and Director

James S. Adams                           Senior Vice President, Treasurer,      Treasurer, Principal Financial and
                                         and Director                           Accounting Officer

William T. Devanney, Jr.                 Senior Vice President, Corporate       Vice President, Corporate Taxes
                                         Taxes


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

         For the Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Convertible Securities Fund, Conseco Balanced Fund, Conseco Equity Fund and Conseco 20 Fund: The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser or the Funds' custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826.

ITEM 29.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 30.  UNDERTAKINGS.

          None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Conseco Fund Group, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 12 to the Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Carmel and State of Indiana on the 13th day of April, 2000.

                                    CONSECO FUND GROUP

                                    By:  /s/ Maxwell E. Bublitz
                                         -----------------------------
                                         Maxwell E. Bublitz
                                         President (Principal Executive Officer)
                                         and Trustee

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                               Title                                       Date
---------                               -----                                       ----
/S/ MAXWELL E. BUBLITZ*                 President                                   April 13, 2000
-------------------------------         (Principal Executive Officer) and Trustee
Maxwell E. Bublitz

/S/ WILLIAM P. DAVES, JR.*              Chairman of the Board and                   April 13, 2000
-------------------------------         Trustee
William P. Daves, Jr.

/S/ GREGORY J. HAHN*                    Trustee                                     April 13, 2000
-------------------------------
Gregory J. Hahn

/S/ HAROLD W. HARTLEY*                  Trustee                                     April 13, 2000
-------------------------------
Harold W. Hartley

/S/ DR.  R. JAN LECROY*                 Trustee                                     April 13, 2000
-------------------------------
Dr. R. Jan LeCroy

/S/ Dr. JESS H. PARRISH*                Trustee                                     April 13, 2000
-------------------------------
Dr. Jess H. Parrish

/S/ JAMES S. ADAMS                      Treasurer                                   April 13, 2000
-------------------------------
James S. Adams

/S/ DAVID N. WALTHALL*                  Trustee                                     April 13, 2000
-------------------------------
David N. Walthall

     * /S/  William P. Kovacs
     --------------------------
     William P. Kovacs
     Attorney-in-fact

                               CONSECO FUND GROUP
                                 Conseco 20 Fund
                               Conseco Equity Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund

                                  EXHIBIT INDEX

         (a) Agreement and Declaration of Trust. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

         (b) By-laws. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

         (c)(1) Agreement and Declaration of Trust of Conseco Fund Group, Articles V, VI, VII, VIII, and X. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

            (2) By-laws of Conseco Fund Group, Articles II, V, and VII. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

         (d)(1) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Equity Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (2) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Asset Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (3) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Fixed Income Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (4) Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund, the Conseco International Fund and the Conseco Convertible Securities Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

            (5) Schedule A to the Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund, the Conseco International Fund and the Conseco Convertible Securities Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

         (e)(1) Amended and Restated Principal Underwriting Agreement between Conseco Fund Group and Conseco Equity Sales, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

            (2) Schedule A to the Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

         (f)      Bonus, profit sharing or pension plans - None.

         (g)(1) Custody Agreement between Conseco Fund Group and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

            (2) Custody Agreement between Conseco Fund Group and State Street Bank and Trust Company with respect to the Conseco International Fund. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

         (h)(1) Amended and Restated Administration Agreement between Conseco Fund Group and Conseco Services, LLC. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

            (2) Schedule A to the Amended and Restated Administration Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (3) Sub-Administration Agreement between Conseco Services, LLC and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

            (4) Sub-Administration Agreement between Conseco Services, LLC and AMR Investment Services, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (5) Fund Administration Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. Filed herewith.

            (6) Fund Accounting Agreement between Conseco Services, LLC and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

            (7) Fund Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. Filed herewith.

            (8) Transfer Agency Agreement between Conseco Fund Group and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

            (9) Transfer Agent Servicing Agreement between Conseco Fund Group and Firstar Mutual Fund Services, LLC. Filed herewith

            (10) Agreement Among AMR Investment Services Trust, AMR Investment Services, Inc., and Conseco Fund Group and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

         (i) Opinion and Consent of Counsel as to the Legality of the Securities being Registered. Filed Herewith.

         (j)      Consent of Independent Accountants. Filed Herewith.

         (k)      Financial statements omitted from prospectus - None.

         (l)      Letter of investment intent - None.

         (m)(1) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Equity Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (2) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Asset Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (3) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Fixed Income Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

            (4) Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

            (5) Schedule A to the Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (6) Selling Group Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

         (n)      Financial Data Schedule. Filed Herewith.

         (o)(1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (2) Schedule A to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

            (3) Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Filed herewith.

         (p)      Code of Ethics. Filed herewith.

                                  EXHIBIT H(5)

                     FUND ADMINISTRATION SERVICING AGREEMENT

                     FUND ADMINISTRATION SERVICING AGREEMENT

         THIS AGREEMENT is made and entered into as of August 2, 1999, by and between Conseco Services, LLC., a limited liability corporation organized under the laws of the State of Indiana (hereinafter referred to as "CONSECO") and Firstar Mutual Fund Services, LLC, a limited liability corporation organized under the laws of the State of Wisconsin (hereinafter referred to as "FMFS").

         WHEREAS, CONSECO is in the business of providing, among other things, services to the Conseco Fund Group, a series of open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (hereinafter referred to as the "Trust");

         WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio;

         WHEREAS, FMFS is in the business of providing, among other things, mutual fund administration services to investment companies; and

         WHEREAS, CONSECO desires to retain FMFS to provide mutual fund administration services to each of the portfolios of the Trust, (each a "Fund") listed on Exhibit A attached hereto, as it may be amended from time to time.

         NOW, THEREFORE, in consideration of the mutual agreements herein made, CONSECO and FMFS agree as follows:

1.       APPOINTMENT OF ADMINISTRATOR

         CONSECO hereby appoints FMFS as Administrator of the Trust on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.       DUTIES AND RESPONSIBILITIES OF FMFS

         A.    Compliance

               1.   Regulatory Compliance

                    a. Monitor and document compliance with 1940 Act requirements, including asset diversification tests.

                    b. Monitor and document Fund's compliance with the policies and investment limitations of the Trust as set forth in its Prospectus and Statement of Additional Information.

                    c. Maintain awareness of applicable regulatory and operational service issues and recommend dispositions.

               2.   Blue Sky Compliance

                    a. Prepare and file with the appropriate state securities authorities any and all required compliance filings relating to the registration of the securities of the Trust so as to enable the Trust to make a continuous offering of its shares in all states.

                    b. Monitor status and maintain registrations in each state.

                    c. Provide information regarding material developments in state securities regulation.

               3.   IRS Compliance

                    a. Monitor the Trust's status as a regulated investment company under Subchapter M, including without limitation, review of the following:

                          1)   Asset diversification requirements
                          2)   Qualifying income requirements
                          3)   Distribution requirements

                    b. Calculate required distributions (including excise tax distributions).

         B.    Financial Reporting

               1. Provide financial data required by Fund's Prospectus and
                  Statement of Additional Information;

               2. Supervise the Trust's Custodian and Trust's Fund Accountant in
                  the maintenance of the Trust's general ledger and in the preparation of the Fund's financial statements, including oversight of expense accruals and payments, of the determination of net asset value of the Trust's net assets and of the Trust's shares, and of the declaration and payment of dividends and other distributions to shareholders;

               3. Monitor the expense accruals and notify Trust management of any proposed adjustments. 4. Prepare periodic financial statements, which will include without limitation the following items:

                               Schedule of Investments
                               Statement of Assets and Liabilities
                               Statement of Operations

                               Statement of Changes in Net Assets
                               Cash Statement
                               Schedule of Capital Gains and Losses

         C.    Tax Reporting

               1. Monitor IRS requirements for regular and excise tax purposes

               2. Monitor wash sale losses

               3. Calculate eligible dividend income for corporate shareholders

3.       COMPENSATION

         FMFS shall be compensated for providing the services set forth in this Agreement in accordance with the Fee Schedule attached hereto as Exhibit A and as mutually agreed upon and amended from time to time. CONSECO agrees to pay all fees and reimbursable expenses within thirty
         (30) business days following the receipt of the billing notice.

4.       PERFORMANCE OF SERVICE; LIMITATION OF LIABILITY

               A. FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Trust, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Trustees of the Trust.

                     FMFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which the Trust may sustain or incur or which may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

                     In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

                     Regardless of the above, FMFS reserves the right to reprocess and correct administrative errors at its own expense.

               B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim, which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

5.       PROPRIETARY AND CONFIDENTIAL INFORMATION

         FMFS agrees on behalf of itself and its Trustees, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

6.       DATA NECESSARY TO PERFORM SERVICES

         The Trust or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at times and in such form as mutually agreed upon if FMFS is also acting in another capacity for the Trust, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

7.       TERM OF AGREEMENT

         This Agreement shall become effective as of the date hereof and will continue in effect for a period of three years. During the initial three year term of this Agreement, if the Trust terminates any services with FMFS, the Trust agrees to compensate Firstar an amount equal to the fees remaining under the initial three year Agreement. Thereafter, this agreement shall continue and remain in effect from year to year. Subsequent to the initial three year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended at any time by mutual written consent of the parties.

8.       NOTICES

         Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows: Notice to FMFS shall be sent to:

               Ms. Sue Weber
               Firstar Mutual Fund Services, LLC
               615 East Michigan Street
               Milwaukee, WI  53202

         and notice to CONSECO and the Trust shall be sent to:

               Mr. Gregory J. Hahn
               Conseco Services, LLC
               11815 N. Pennsylvania Street
               Carmel, Indiana  46032

9.       NO AGENCY RELATIONSHIP

         Nothing herein contained shall be deemed to authorize or empower FMFS to act as agent for the other party to this Agreement, or to conduct business in the name of, or for the account of the other party to this Agreement.

10.      PROPRIETARY AND CONFIDENTIAL INFORMATION

         FMFS agrees on behalf of itself and its Trustees, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

11.      DUTIES IN THE EVENT OF TERMINATION

         In the event that, in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Trust by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Trust, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which FMFS has maintained, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records, and other data by such successor.

12.      GOVERNING LAW

         This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

13.      RECORDS

         FMFS shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to CONSECO but not inconsistent with the rules and regulations of appropriate government authorities, in particular, Section 31 of the 1940 Act and the rules thereunder. FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Trust and will be preserved, maintained, and made available in accordance with such section and rules of the 1940 Act and will be promptly surrendered to the Trust on and in accordance with its request.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer or one or more counterparts as of the day and year first written above.

CONSECO SERVICES, LLC                         FIRSTAR MUTUAL FUND SERVICES, LLC

By: Thomas J. Kilian                          By: Robert Kern

Attest: Denise Phillips                       Attest: Sue Weber

                       FUND ADMINISTRATION AND COMPLIANCE
                               ANNUAL FEE SCHEDULE

                                    EXHIBIT A

         NAME OF SERIES                                                   DATE ADDED
         --------------                                                   ----------
         Conseco Fixed Income Fund (Class A, B, C & Y Shares)             8/2/99
         Conseco High Yield Fund (Class A, B, C & Y Shares)               8/2/99
         Conseco Balanced Fund (Class A, B, C & Y Shares)                 8/2/99
         Conseco Equity Fund (Class A, B, C & Y Shares)                   8/2/99
         Conseco 20 Fund (Class A, B, C & Y Shares)                       8/2/99
         Conseco Convertible Securities Fund (Class A, B, C & Y Shares)   8/2/99

Annual fee based upon assets per fund portfolio:

         4 basis points on the first $200 million of fund assets
         3 basis points on the next $500 million of fund assets
         2 basis points on the balance of fund assets

Subject to a $15,000 minimum annual fee per fund.

Extraordinary services quoted separately.

Plus out-of-pocket expense reimbursements, including but not limited to:

         Postage
         Programming (as mutually agreed by both parties)
         Stationery
         Proxies
         Retention of records
         Special reports
         Federal and state regulatory filing fees
         Certain insurance premiums
         Expenses from board of Trustees meetings
         Auditing and legal expenses

Fees and out-of-pocket expense reimbursements are billed to CONSECO monthly

                                  EXHIBIT H(7)

                       FUND ACCOUNTING SERVICING AGREEMENT

                       FUND ACCOUNTING SERVICING AGREEMENT

        THIS AGREEMENT is made and entered into as of August 2, 1999, by and between Conseco Services, LLC., a limited liability corporation organized under the laws of the State of Indiana (hereinafter referred to as "CONSECO") and Firstar Mutual Fund Services, LLC, a limited liability corporation organized under the laws of the State of Wisconsin (hereinafter referred to as "FMFS").

        WHEREAS, CONSECO is in the business of providing, among other things, services to the Conseco Fund Group, a series of open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (hereinafter referred to as the "Trust");

         WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio;

        WHEREAS, FMFS is in the business of providing, among other things, mutual fund accounting services to investment companies; and

        WHEREAS, CONSECO desires to retain FMFS to provide accounting services to each of the portfolios of the Trust, (each a "Fund") listed on Exhibit A attached hereto, as it may be amended from time to time.

        NOW, THEREFORE, in consideration of the mutual agreements herein made, CONSECO and FMFS agree as follows:

1.      APPOINTMENT OF FUND ACCOUNTANT

         CONSECO hereby appoints FMFS as Fund Accountant of the Trust on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.      DUTIES AND RESPONSIBILITIES OF FMFS

               A.     Portfolio Accounting Services:

                      (1) Maintain portfolio records on a trade date+1 basis
               using security trade information communicated from the investment manager.

                      (2) For each valuation date, obtain prices from a pricing
               sources approved by the Board of Trustees of the Trust and apply those prices to the portfolio positions. For those securities where market quotations are not readily available, the Board of Trustees of the Trust shall approve, in good faith, the method for determining the fair value for such securities.

                      (3) Identify interest and dividend accrual balances as of
               each valuation date and calculate gross earnings on investments for the accounting period.

                      (4) Determine gain/loss on security sales and identify
               them as, short-term or long-term; account for periodic distributions of gains or losses to shareholders and maintain undistributed gain or loss balances as of each valuation date.

               B.     Expense Accrual and Payment Services:

                      (1) For each valuation date, calculate the expense accrual amounts as directed by the Trust as to methodology, rate or dollar amount.

                      (2) Record payments for Fund expenses upon receipt of
               written authorization from Trust.

                      (3) Account for Fund expenditures and maintain expense
               accrual balances at the level of accounting detail, as agreed upon by FMFS and the Trust.

                      (4) Provide expense accrual and payment reporting.

               C.     Fund Valuation and Financial Reporting Services:

                      (1) Account for Fund share purchases, sales, exchanges,
               transfers, dividend reinvestments, and other Fund share activity as reported by the transfer agent on a timely basis.

                      (2) Apply equalization accounting as directed by the
               Trust.

                      (3) Determine net investment income (earnings) for the
               Fund as of each valuation date. Account for periodic distributions of earnings to shareholders and maintain undistributed net investment income balances as of each valuation date.

                      (4) Maintain a general ledger and other accounts, books,
               and financial records for the Fund in the form as agreed upon.

                      (5) Determine the net asset value of the Fund according to the accounting policies and procedures set forth in the Fund's Prospectus.

                      (6) Calculate per share net asset value, per share net
               earnings, and other per share amounts reflective of Fund operations at such time as required by the nature and characteristics of the Fund.

                      (7) Communicate, at an agreed upon time, the per share
               price for each valuation date to parties as agreed upon from time to time.

                      (8) Prepare monthly reports, which document the adequacy
               of accounting detail to support month-end ledger balances.

               D.     Tax Accounting Services:

                      (1) Maintain accounting records for the investment
               portfolio of the Fund to support the tax reporting required for IRS-defined regulated investment companies.

                      (2) Maintain tax lot detail for the investment portfolio.

                      (3) Calculate taxable gain/loss on security sales using
               the tax lot relief method designated by the Trust.

                      (4) Provide the necessary financial information to support the taxable components of income and capital gains distributions to the transfer agent to support tax reporting to the shareholders.

               E.     Compliance Control Services:

                      (1) Support reporting to regulatory bodies and support
               financial statement preparation by making the Fund's accounting records available to the Trust, the Securities and Exchange Commission, and the outside auditors.

                      (2) Maintain accounting records according to the 1940 Act
               and regulations provided thereunder

               F. FMFS will perform the following accounting functions on a daily basis:

                      (1) Reconcile cash and investment balances of each
               Portfolio with the Custodian, and provide the Advisor with the beginning cash balance available for investment purposes;

                      (2) Update the cash availability throughout the day as
               required by the Advisor;

                      (3) Transmit or mail a copy of the portfolio valuation to
               the Advisor;

                      (4) Review the impact of current day's activity on a per
               share basis, review changes in market value of securities, and review yields for reasonableness.

               G.     In addition, FMFS will:

                      (1) Prepare monthly security transactions listings;

                      (2) Supply various Trust, Portfolio and class statistical
               data as requested on an ongoing basis.

3.      PRICING OF SECURITIES

For each valuation date, obtain prices from a pricing source selected by FMFS but approved by the Trust's Board of Trustees and apply those prices to the portfolio positions of the Fund. For those securities where market quotations are not readily available, the Trust's Board of Trustees shall approve, in good faith, the method for determining the fair value for such securities.

If the Trust desires to provide a price, which varies from the pricing source, the Trust shall promptly notify and supply FMFS with the valuation of any such security on each valuation date. All pricing changes made by the Trust will be in writing and must specifically identify the securities to be changed by CUSIP, name of security, new price or rate to be applied, and, if applicable, the time period for which the new price(s) is/are effective.

4.      CHANGES IN ACCOUNTING PROCEDURES

Any resolution passed by the Board of Trustees of the Trust that affects accounting practices and procedures under this Agreement shall be effective upon written receipt and acceptance by the FMFS.

5.      CHANGES IN EQUIPMENT, SYSTEMS, SERVICE, ETC.

FMFS reserves the right to make changes from time to time, as it deems advisable, relating to its services, systems, programs, rules, operating schedules and equipment, so long as such changes do not adversely affect the service provided to the Trust under this Agreement.

6.      COMPENSATION

FMFS shall be compensated for providing the services set forth in this Agreement in accordance with the Fee Schedule attached hereto as Exhibit A and as mutually agreed upon and amended from time to time. CONSECO agrees to pay all fees and reimbursable expenses within thirty (30) business days following the receipt of the billing notice.

7.      PERFORMANCE OF SERVICE; LIMITATION OF LIABILITY

               A. FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, CONSECO and the Trust shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Trust, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Trustees of the Trust.

               FMFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which the Trust may sustain or incur or which may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

               In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

               Regardless of the above, FMFS reserves the right to reprocess and correct administrative errors at its own expense.

               B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim, which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

8.      NO AGENCY RELATIONSHIP

Nothing herein contained shall be deemed to authorize or empower FMFS to act as agent for the other party to this Agreement, or to conduct business in the name of, or for the account of the other party to this Agreement.

9.      RECORDS

FMFS shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to the Trust but not inconsistent with the rules and regulations of appropriate government authorities, in particular, Section 31 of the 1940 Act, and the rules thereunder. FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Trust and will be preserved, maintained, and made available in accordance with such section and rules of the 1940 Act and will be promptly surrendered to the Trust on and in accordance with its request.

10.     DATA NECESSARY TO PERFORM SERVICES

The Trust or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at such times and in such form as mutually agreed upon. If FMFS is also acting in another capacity for the Trust, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

11.     NOTIFICATION OF ERROR

The Trust will notify FMFS of any balancing or control error caused by FMFS the later of: within three (3) business days after receipt of any reports rendered by FMFS to the Trust; within three (3) business days after discovery of any error or omission not covered in the balancing or control procedure, or within three (3) business days of receiving notice from any shareholder.

12.     PROPRIETARY AND CONFIDENTIAL INFORMATION

FMFS agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

13.     TERM OF AGREEMENT

This Agreement shall become effective as of the date hereof and will continue in effect for a period of three years. During the initial three year term of this Agreement, if the Trust terminates any services with FMFS, the Trust agrees to compensate Firstar an amount equal to the fees remaining under the initial three year Agreement. Thereafter, this agreement shall continue and remain in effect from year to year. Subsequent to the initial three year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended by mutual written consent of the parties.

14.     NOTICES

Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows: Notice to FMFS shall be sent to:

               Ms. Sue Weber
               Firstar Mutual Fund Services, LLC
               615 East Michigan Street
               Milwaukee, WI  53202

and notice to CONSECO and the Trust shall be sent to:

               Mr. Gregory J. Hahn
               Conseco Services, LLC
               11815 N. Pennsylvania Street
               Carmel, Indiana  46032

15.     DUTIES IN THE EVENT OF TERMINATION

In the event that in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Trust by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Trust transfer to such successor all relevant books, records, correspondence and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which FMFS has maintained the same, the Trust shall pay any expenses associated with transferring the same to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records and other data by such successor.

16.     GOVERNING LAW

This Agreement shall be construed in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the SEC thereunder.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the day and year first written above.

CONSECO SERVICES, LLC                         FIRSTAR MUTUAL FUND SERVICES, LLC

By: Thomas J. Kilian                          By: Robert Kern

Attest: Denise Phillips                       Attest: Sue Weber

                            FUND ACCOUNTING SERVICES
                               ANNUAL FEE SCHEDULE

                                    EXHIBIT A

                    NAME OF SERIES                                   DATE ADDED
                    --------------                                   ----------
Conseco Fixed Income Fund (Class A, B, C & Y Shares)                   8/2/99
Conseco High Yield Fund (Class A, B, C & Y Shares)                     8/2/99
Conseco Balanced Fund (Class A, B, C & Y Shares)                       8/2/99
Conseco Equity Fund (Class A, B, C & Y Shares)                         8/2/99
Conseco 20 Fund (Class A, B, C & Y Shares)                             8/2/99
Conseco Convertible Securities Fund (Class A, B, C & Y Shares)         8/2/99

Annual fee per portfolio (4 Classes Each):

         Base fee - first $40 million - $36,000 per fund
         3 Basis points on the next $200 million
         2 Basis points on the balance

Plus out-of-pocket expenses, including pricing service:

                  Domestic and Canadian Equities              $.15
                  Options                                     $.15
                  Corp/Gov/Agency Bonds                       $.50
                  CMO's                                       $.80
                  International Equities and Bonds            $.50
                  Municipal Bonds                             $.80
                  Money Market Instruments                    $.80

Fees and out-of-pocket expenses are billed to CONSECO monthly

                                  EXHIBIT H(9)

                       TRANSFER AGENT SERVICING AGREEMENT

                       TRANSFER AGENT SERVICING AGREEMENT

        THIS AGREEMENT is made and entered into as of August 2, 1999, by and between Conseco Fund Group, a Massachusetts business trust (hereinafter referred to as the "Trust") and Firstar Mutual Fund Services, LLC, a corporation organized under the laws of the State of Wisconsin (hereinafter referred to as the "FMFS").

        WHEREAS, the Trust is an open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio;

        WHEREAS, FMFS is a limited liability corporation and, among other things, is in the business of administering transfer and dividend disbursing agent functions for the benefit of its customers; and

        WHEREAS, the Trust desires to retain FMFS to provide transfer and dividend disbursing agent services to each series of the Trust listed on Exhibit A attached hereto, (each hereinafter referred to as a "Fund") as may be amended from time to time.

        NOW, THEREFORE, in consideration of the mutual agreements herein made, the Trust and FMFS agree as follows:

1.      APPOINTMENT OF TRANSFER AGENT

         The Trust hereby appoints FMFS as Transfer Agent of the Trust on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein

2.      DUTIES AND RESPONSIBILITIES OF FMFS

        FMFS shall perform all of the customary services of a transfer agent and dividend disbursing agent, and as relevant, agent in connection with accumulation, open account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to:

        A.     Receive orders for the purchase of shares;

        B. Process purchase orders with prompt delivery, where appropriate, of payment and supporting documentation to the Trust's custodian, and issue the appropriate number of uncertificated shares with such uncertificated shares being held in the appropriate shareholder account;

        C. Arrange for issuance of shares obtained through transfers of funds from shareholders' accounts at financial institutions and arrange for the exchange of shares for shares of other eligible investment companies, when permitted by Prospectus.

        D. Process redemption requests received in good order and, where relevant, deliver appropriate documentation to the Trust's custodian;

        E. Pay monies upon receipt from the Trust's custodian, where relevant, in accordance with the instructions of redeeming shareholders;

        F. Process transfers of shares in accordance with the shareholder's instructions;

        G. Process exchanges between funds and/or classes of shares of funds both within the same family of funds and with the Firstar Money Market Fund, if applicable;

        H. Prepare and transmit payments for dividends and distributions declared by the Trust with respect to the Fund, after deducting any amount required to be withheld by any applicable laws, rules and regulations and in accordance with shareholder instructions;

        I. Make changes to shareholder records, including, but not limited to, address changes in plans (i.e., systematic withdrawal, automatic investment, dividend reinvestment, etc.);

        J. Record the issuance of shares of the Fund and maintain, pursuant to Rule 17Ad-10(e) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a record of the total number of shares of the Fund which are authorized, issued and outstanding;

        K. Prepare shareholder meeting lists and, if applicable, mail, receive and tabulate proxies;

        L. Mail shareholder reports and prospectuses to current shareholders;

        M. Prepare and file U.S. Treasury Department Forms 1099 and other appropriate information returns required with respect to dividends and distributions for all shareholders;

        N. Provide shareholder account information upon request and prepare and mail confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Trust;

        O. Mail requests for shareholders' certifications under penalties of perjury and pay on a timely basis to the appropriate Federal authorities any taxes to be withheld on dividends and distributions paid by the Trust, all as required by applicable Federal tax laws and regulations;

        P. Provide a Blue Sky System which will enable the Trust to monitor the total number of shares of the Fund sold in each state. In addition, the Trust or its agent, including FMFS, shall identify to FMFS in writing those transactions and assets to be treated as exempt from the Blue Sky reporting for each state. The responsibility of FMFS for the Trust's Blue Sky state registration status is solely limited to the initial compliance by the Trust and the reporting of such transactions to the Trust or its agent. Nothing herein contradicts FMFS's responsibilities for Blue Sky compliance as defined in the Fund Administration Servicing Agreements.

        Q. Answer correspondence from shareholders, securities brokers and others relating to FMFS's duties hereunder and such other correspondence as may from time to time be mutually agreed upon between FMFS and the Trust.

3.      COMPENSATION

        The Trust agrees to pay FMFS for the performance of the duties listed in this agreement as set forth on Exhibit A attached hereto; the fees and out-of-pocket expenses include, but are not limited to the following: printing, postage, forms, stationery, record retention (if requested by the Trust), mailing, insertion, programming (if requested by the Trust), labels, shareholder lists and proxy expenses.

        These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between the Trust and FMFS.

        The Trust agrees to pay all fees and reimbursable expenses within thirty
(30) business days following the receipt of the billing notice.

        Notwithstanding anything to the contrary, amounts owed by the Trust to FMFS shall only be paid out of assets and property of the particular Fund involved.

4.      REPRESENTATIONS OF FMFS

        FMFS represents and warrants to the Trust that:

        A. It is a limited liability corporation duly organized, existing and in good standing under the laws of Wisconsin;

        B.     It is a registered transfer agent under the Exchange Act.

        C. It is duly qualified to carry on its business in the State of Wisconsin;

        D. It is empowered under applicable laws and by its charter and bylaws to enter into and perform this Agreement;

        E. All requisite corporate proceedings have been taken to authorize it to enter and perform this Agreement;

        F. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; and

        G. It will comply with all applicable requirements of the Securities Act of 1933, as amended, and the Exchange Act, the 1940 Act, and any laws, rules, and regulations of governmental authorities having jurisdiction.

5.      REPRESENTATIONS OF THE TRUST

        The Trust represents and warrants to FMFS that:

        A. The Trust is an open-ended non diversified investment company under the 1940 Act;

        B. The Trust is a business trust organized, existing, and in good standing under the laws of Massachusetts;

        C. The Trust is empowered under applicable laws and by its Declaration of Trust and Bylaws to enter into and perform this Agreement;

        D. All necessary proceedings required by the Declaration of Trust have been taken to authorize it to enter into and perform this Agreement;

        E. The Trust will comply with all applicable requirements of the Securities Act, the Exchange Act, the 1940 Act, and any laws, rules and regulations of governmental authorities having jurisdiction; and

        F. A registration statement under the Securities Act will be made effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Trust being offered for sale.

6.      COVENANTS OF THE TRUST AND FMFS

        The Trust shall furnish FMFS a certified copy of the resolution of the Board of Trustees of the Fund authorizing the appointment of FMFS and the execution of this Agreement. The Trust shall provide to FMFS a copy of its Declaration of Trust and Bylaws, and all amendments thereto.

        FMFS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the 1940 Act, and the rules thereunder, FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Trust and will be preserved, maintained and made available in accordance with such section and rules and will be surrendered to the Trust on and in accordance with its request.

7.      PERFORMANCE OF SERVICE;  LIMITATION OF LIABILITY

        FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to the Agent's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Trust, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Trustees of the Trust.

        FMFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which the Trust may sustain or incur or which may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

        In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

        Regardless of the above, FMFS reserves the right to reprocess and correct administrative errors at its own expense.

        In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

        FMFS is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of such series. FMFS further agrees that it shall not seek satisfaction of any such obligation from the shareholder or any individual shareholder of a series of the Trust, nor from the Trustees or any individual Trustee of the Trust.

8.      PROPRIETARY AND CONFIDENTIAL INFORMATION

        FMFS agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders (and clients of said shareholders) and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

9.       TERM OF AGREEMENT

         This Agreement shall become effective as of the date hereof and will continue in effect for a period of three years. During the initial three year term of this Agreement, if the Trust terminates any services with FMFS, the Trust agrees to compensate Firstar an amount equal to the fees remaining under the initial three year Agreement. Thereafter, this agreement shall continue and remain in effect from year to year. Subsequent to the initial three year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended at any time by mutual written consent of the parties.

10.      NOTICES

         Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows:
Notice to FMFS shall be sent to:

         Ms. Sue Weber
         Firstar Mutual Fund Services, LLC
         615 East Michigan Street
         Milwaukee, WI  53202

         and notice to the Trust shall be sent to:

         Mr. Gregory J. Hahn
         Conseco Fund Group
         11815 N. Pennsylvania Street
         Carmel, Indiana  46032

11.      DUTIES IN THE EVENT OF TERMINATION

         In the event that, in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Trust by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Trust, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which FMFS has maintained, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records, and other data by such successor.

12.      GOVERNING LAW

        This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

13.     STOCK CERTIFICATES

        If at any time the Trust issues stock certificates, the following provisions will apply:

        (i) In the case of the loss or destruction of any certificate representing Shares, no new certificate shall be issued in lieu thereof, unless there shall first have been furnished an appropriate bond of indemnity issued by the surety company approved by FMFS.

        (ii) Upon receipt of signed stock certificates, which shall be in proper form for transfer, and upon cancellation or destruction thereof, FMFS shall countersign, register and issue new certificates for the same number of Shares and shall deliver them pursuant to instructions received from the transferor, the rules and regulations of the SEC, and the laws of the state of relating to the transfer of shares of beneficial interest.

        (iii) Upon receipt of the stock certificates, which shall be in proper form for transfer, together with the shareholder's instructions to hold such stock certificates for safekeeping, FMFS shall reduce such Shares to uncertificated status, while retaining the appropriate registration in the name of the shareholder upon the transfer books.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer or one or more counterparts as of the day and year first written above.

CONSECO FUND GROUP                          FIRSTAR MUTUAL FUND SERVICES, LLC

By: Gregory J. Hahn                         By: Robert Kern

Attest: Sarah L. Todd                       Attest: Sue Weber

                    TRANSFER AGENT AND SHAREHOLDER SERVICING
                               ANNUAL FEE SCHEDULE

                                    EXHIBIT A

                      Separate Series of Conseco Fund Group

NAME OF SERIES                                                                DATE ADDED
--------------                                                                ----------
         Conseco Fixed Income Fund (Class A, B, C & Y Shares)                   8/2/99
         Conseco High Yield Fund (Class A, B, C & Y Shares)                     8/2/99
         Conseco Balanced Fund (Class A, B, C & Y Shares)                       8/2/99
         Conseco Equity Fund (Class A, B, C & Y Shares)                         8/2/99
         Conseco 20 Fund (Class A, B, C & Y Shares)                             8/2/99
         Conseco Convertible Securities Fund (Class A, B, C & Y Shares)         8/2/99

Annual Fee

        $15.00 per shareholder account - no-load fund
        $17.00 per shareholder account - load fund
        Minimum annual fee of $10,000 per class

Extraordinary services quoted separately.

Plus Out-of-Pocket Expenses, including but not limited to:

        Telephone - toll free lines                            Retention of records
        Postage                                                Microfilm/fiche of records
        Programming                                            Special reports
        Stationery/envelopes                                   ACH fees
        Insurance                                              NSCC charges
        Proxies                                                All other out-of-pocket expenses

ACH Shareholder Services

        $125.00 per month per fund group
        $ .50 per account setup and/or change
        $ .50 per ACH item
        $5.00 per correction, reversal, return item

File Transfer - $160/month and $.01/record

Qualified Plan Fees (Billed to Investors)*

        Annual maintenance fee per account                     $ 12.50 / acct. (Cap at $25.00 per SSN)
        Education IRA                                          $  5.00 / acct. (Cap at $25.00 / per SSN)
        Transfer to successor trustee                          $ 15.00 / trans.
        Distribution to participant                            $ 15.00 / trans. (Exclusive of SWP)
        Refund of excess contribution                          $ 15.00 / trans.
        Select requests                                        $200.00 / trans

Additional Shareholder Fees (Billed to Investors)

        Any outgoing wire transfer                             $12.00 / wire
        Return check fee                                       $20.00 / item
        Stop payment                                           $20.00 / stop
        (Liquidation, dividend, draft check)
        Research fee                                           $ 5.00 / item
        (For requested items of the second calendar year [or previous] to the request)(Cap at $25.00)

Fees and out-of-pocket expenses are billed to Conseco monthly.

                                    EXHIBIT I

                                  LEGAL OPINION

                           KIRKPATRICK & LOCKHART LLP

                    1800 MASSACHUSETTS AVENUE N.W., 2ND FLOOR

                           WASHINGTON, D.C. 20036-1800

April 13, 2000

Conseco Fund Group
11815 North Pennsylvania Street
Carmel, Indiana 46032

Ladies and Gentlemen:

You have requested our opinion, as counsel to Conseco Fund Group ("Trust"), as to certain matters regarding the issuance of Shares of the Trust. As used in this letter, the term "Shares" means the Class A, Class B, Class C and Class Y shares of beneficial interest of the Conseco 20 Fund, Conseco Equity Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund and Conseco Fixed Income Fund, each a separate series ("Series") of the Trust, during the time that Post-Effective Amendment No. 12 to the Trust's Registration Statement on Form N-1A ("PEA") is effective and has not been superseded by another post-effective amendment.

As counsel to the Trust, we have participated in various matters relating to the Trust. We have examined copies of the Trust's Agreement and Declaration of Trust and By-Laws, as now in effect, and the minutes of meetings of the trustees of the Trust, and we are generally familiar with its affairs.

For certain matters of fact, we have relied upon representations of officers of the Trust. Based on the foregoing, it is our opinion that an unlimited number of Shares of each Series may be legally and validly issued in accordance with the Trust's Agreement and Declaration of Trust and By-Laws and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940 and applicable state laws regulating the offer and sale of securities; and, when so issued, the Shares will be legally issued, fully paid and non-assessable by the Trust.

         We express no opinion as to compliance with the Securities Act of 1933, the Investment Company Act of 1940, or applicable state securities laws in connection with the sale of Shares.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust states that that persons seeking to subject shareholders to any personal liability whatsoever, in tort, contract or otherwise, in connection with the Trust property or affairs of the Trust, shall look solely to the Trust for satisfaction of their claims. It also requires that notice of such disclaimer be given in any written instrument creating an obligation of the Trust, but that the omission of such recital shall not operate to impose personal liability on any of the shareholders of the Trust. The Declaration of Trust further provides for indemnification from the assets of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust by virtue of ownership of shares of a Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

         We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 12 to the Trust's Registration Statement on Form N-1A. We also consent to the reference to our firm under the caption "Legal Counsel" in the Statement of Additional Information filed as part of the Registration Statement.

Sincerely,

KIRKPATRICK & LOCKHART LLP

By: /s/ DONALD W. SMITH
----------------------------
Donald W. Smith

                                    EXHIBIT J

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in Post-Effective Amendment No. 12 to the Registration Statement of Conseco Fund Group (the "Fund") on Form N-1A (File No. 333-13185) of our report dated February 23, 2000, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended December 31, 1999, which is incorporated by reference in the Post-Effective Amendment to the Registration Statement. We also consent to the reference to our Firm under the caption "Independent Accountants."

/s/ PricewaterhouseCoopers

Indianapolis, Indiana
April 12, 2000

                                  EXHIBIT O(3)

      THIRD AMENDED AND RESTATED MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                               CONSECO FUND GROUP
                 THIRD AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18F-3

                                 MARCH 31, 2000

         Conseco Fund Group, a Massachusetts business trust (the "Trust"), engages in business as an open-end management investment company. The Trust issues shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of securities and other assets (the Trust's series together with all other such series subsequently established by the Trust are referred to herein individually as a "Series" and collectively as the "Series"). The Trust has designated for each Series certain separate classes of shares, as set forth on Schedule A hereto (each a "Class"). The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Non-interested Trustees")), having been furnished with and having evaluated information reasonably necessary to evaluate this Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 ("Plan"), have determined in the exercise of their reasonable business judgment that the Plan is in the best interests of each class of each Series individually, and each Series and the Trust as a whole. Accordingly, the Trust has hereby adopted this Plan on behalf of its Series set forth on Schedule A hereto.

         SECTION 1. CLASS DIFFERENCES.

          Each Class of a Series shall represent an equal pro rata interest in the same portfolio of investments of that Series and, except as otherwise set forth in this Plan, shall differ solely with respect to : (i) distribution, service and other charges and expenses as provided for in Sections 2 and 3 of this Plan; (ii) the exclusive voting rights of each Class on matters submitted to shareholders that relate solely to that Class; (iii) the separate voting rights of each Class on matters submitted to shareholders in which the interests of one Class differ from the interests of another Class, (iv) such differences relating to eligible investors as may be set forth in the prospectuses and statements of additional information of each Series, as the same may be amended or supplemented from time to time (each a "Prospectus" and "SAI" and collectively, the "Prospectus" and "SAI"); (v) the designation of each Class;
(vi) exchange privileges; and (vii) conversion features.

         SECTION 2. DISTRIBUTION AND SERVICE ARRANGEMENTS.

         CLASS A SHARES shall be subject to an initial sales charge. The initial sales charge shall be reduced or waived for certain eligible purchasers and for certain large volume purchases, as set forth in the Prospectus or SAI. Class A shares shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of the initial sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class A shares, are set forth on Schedule B hereto. Purchases of Class A shares in of $500,000 or more may be subject to a contingent deferred sales charge ("CDSC") if such shares are redeemed within 180 days.

         CLASS B SHARES shall not be subject to an initial sales charge, but shall be subject to a contingent deferred sales charge and shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of and the provisions related to the contingent deferred sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class B shares, are set forth on Schedule B hereto.

         CLASS C SHARES shall not be subject to an initial sales charge, but shall be subject to a contingent deferred sales charge and shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of and the provisions related to the contingent deferred sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class C shares, are set forth on Schedule B hereto.

         CLASS S SHARES shall not be subject to an initial sales charge, but shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of fees under the Distribution and Service Plan pertaining to the Class S shares is set forth on Schedule B hereto.

         CLASS Y SHARES shall be offered without imposition of an initial sales charge or contingent deferred sales charge and are not subject to any distribution or service fees. Class Y shares shall be offered only to those institutional and individual investors meeting the eligibility requirements set forth in the Prospectus and SAI.

         SECTION 3. EXPENSE ALLOCATION.

         (A)   CLASS EXPENSES.

               Certain expenses may be attributable to a particular Class ("Class Expenses"). Class Expenses shall be allocated exclusively to the particular Class to which they are attributable. In addition to the distribution and service fees described in
               Section 2 above, Class Expenses may include, but are not limited to, (a) expenses associated with the addition of classes of shares to the Trust (to the extent that the expenses were not fully accrued prior to the issuance of the new classes of shares); (b) expenses of administrative personnel and services required to support the shareholders of a specific Class; (c) litigation or other legal expenses relating to a specific Class of shares; (d) Trustees' fees or expenses incurred as a result of issues relating to a specific Class of shares, (e) accounting expenses relating to a specific Class of shares; and (f) transfer agency fees and expenses.

         Expenses attributable to a Series other than Class Expenses shall be allocated to each Class based on its net asset value relative to the net asset value of the Series.

         SECTION 4. CONVERSION FEATURE.

         Class B shares shall automatically convert to Class A shares after a specified period of time after the date of purchase, based on the relative net asset value of each such Class without imposition of any sales charge, fee or other charge, as set forth in Schedule C. No other Class shall be subject to any automatic conversion feature.

         SECTION 5. EXCHANGE PRIVILEGE.

         Shares of a Class may be exchanged only for shares of the same Class of another Series, or for shares of a money market fund, as set forth in the Prospectus.

         SECTION 6. ADDITIONAL INFORMATION.

         The Prospectus and SAI contain additional information about each Class and the Series' multiple class structure. This Plan is subject to the terms of the Prospectus and SAI; provided, however, that none of the terms set forth in the Prospectus and SAI shall be inconsistent with the terms of this Plan.

         SECTION 7. TERM AND TERMINATION.

         (A)      THE SERIES.

         This Plan shall become effective with respect to each Series as set forth on Schedule A hereto, and shall continue in effect with respect to the Classes of each such Series until terminated in accordance with the provisions of Section 7(b) hereof.

         (B)      TERMINATION.

               This Plan may be terminated at any time with respect to the Trust or any Series or Class thereof, as the case may be, by vote of a majority of both the Trustees of the Trust and the Non-Interested Trustees. The Plan may remain in effect with respect to the Trust or any Series or Class thereof even if it has been terminated in accordance with this Section 7(b) with respect to any other Series or Class of the Trust.

         SECTION 8. AMENDMENTS.

         Before any material amendment to this Plan affecting the Trust or any Series or Class thereof, a majority of both the Trustees of the Trust and the Non-Interested Trustees shall find that the amendment is in the best interests of each Class of each Series individually and each Series and the Trust as a whole.

                               CONSECO FUND GROUP
                 THIRD AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18F-3

                                   SCHEDULE A

         Name of Series & Classes                    Date Subject to Plan
         ------------------------                    --------------------
         Conseco Equity Fund                         December 5, 1996
         Class A, Class B, Class C,                  (Amended and Restated as of December 31, and
         Class Y                                     1997; and Amended and Restated as of
                                                     March 31, 2000)

         Conseco Balanced Fund*                      December 5, 1996
         Class A, Class B, Class C,                  (Amended and Restated as of December 31,
         and Class Y                                 1997; and Amended and Restated as of
                                                     March 31, 2000)

         Conseco Fixed Income Fund                   December 5, 1996
         Class A, Class B, Class C,                  (Amended and Restated as of December 31,
         and Class Y                                 1997; and Amended and Restated as of
                                                     March 31, 2000)

         Conseco 20 Fund                             December 31, 1997
         Class A, Class B, Class C,                  (Amended and Restated as of March 31,
         and Class Y                                 2000)

         Conseco High Yield Fund                     December 31, 1997
         Class A, Class B, Class C,                  (Amended and Restated as of March 31,
         and Class Y                                 2000)

         Conseco Convertible Securities Fund         September 28, 1998
         Class A, Class B, Class C,                  (Amended and Restated as of March 31,
         and Class Y                                 2000)

         *Formerly the Conseco Asset Allocation Fund

                               CONSECO FUND GROUP
                 THIRD AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18F-3

                                   SCHEDULE B

1.   CLASS A

     INITIAL SALES CHARGE - CLASS A SHARES. The offering price of Class A shares is net asset value plus a varying sales charge depending on the amount invested. The maximum initial sales charge imposed on purchases of Class A shares of the Funds (except the Conseco Fixed Income Fund) listed in Schedule A hereto is 5.75% of the offering price. The maximum initial sales charge imposed on purchases of Class A shares of the Conseco Fixed Income Fund is 5.00% of the offering price. The sales charge applicable to Class A shares is determined as follows:

                                  SALES CHARGE

                               CONSECO EQUITY FUND
                              CONSECO BALANCED FUND
                                 CONSECO 20 FUND
                             CONSECO HIGH YIELD FUND
                       CONSECO CONVERTIBLE SECURITIES FUND

                        As % of Public                    As % of Net
                        Offering Price                  Amount Invested
                        --------------                  ---------------
On purchases of:
$500 - 49,999              5.75%                              6.10%
$50,000 - 99,999           4.50%                              4.71%
$100,000 - 249,999         3.50%                              3.63%
$250,000 - 499,999         2.50%                              2.56%
$500,000 or more           None                               None

                                  SALES CHARGE

                            CONSECO FIXED INCOME FUND

                        As % of Public                    As % of Net
                        Offering Price                  Amount Invested
                        --------------                  ---------------
On purchases of:
$500 - 49,999              5.00%                              5.56%
$50,000 - 99,999           4.50%                              4.71%
$100,000 - 249,999         3.50%                              3.63%
$250,000 - 499,999         2.50%                              2.56%
$500,000 or more           None                               None

         WAIVER OF CLASS A INITIAL SALES CHARGE. The provisions for waiving the Class A initial sales charge shall be those as set forth in the relevant Series' current Prospectus and SAI.

     CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES. For purchases of Class A shares of $500,000 or more, a contingent deferred sales charge of 1.00% may be imposed upon any subsequent redemption of Class A shares within 180 days from the date of purchase. The contingent deferred sales charge is a percentage of
(1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less.

     The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. In addition, the provisions for waiving the contingent deferred sales charge for Class A shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class A shares of each Series (except the Conseco Fixed Income Fund) are subject to distribution and service fees at a rate of up to 0.50% of the average daily net assets of that Class. Class A shares of the Conseco Fixed Income Fund are subject to distribution and service fees at an annual rate of up to 0.65% of the average daily net assets of that Class.

2. CLASS B

     CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES. A contingent deferred sales charge is imposed upon redemptions of Class B shares within six years of their purchase. The contingent deferred sales charge is a percentage of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less. The contingent deferred sales charge is determined as follows:

REDEMPTION DURING                           CONTINGENT DEFERRED SALES CHARGE
-----------------                           --------------------------------
1st year since purchase                     5%
2nd year since purchase                     4%
3rd year since purchase                     3%
4th year since purchase                     3%
5th year since purchase                     2%
6th year since purchase                     1%
7th year since purchase                     0%
8th year since purchase                     0%

     The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions.

     In determining the applicability and rate of any contingent deferred sales charge, Class B shares acquired through reinvestment of dividends and capital gains distributions will be redeemed first, followed by the Class B shares held by the shareholder for the longest period of time. The contingent deferred sales charge, if any, upon redemption of Class B shares acquired through an exchange will be calculated based on the original purchase date of the Class B shares exchanged.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE. The provisions for waiving the contingent deferred sales charge on Class B shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class B shares of a Series are subject to distribution and service fees at an annual rate of up to 1.00% of the average daily net assets of that Class.

3. CLASS C

     CONTINGENT DEFERRED SALES CHARGE - CLASS C SHARES. Class C shares held for less than one year are subject to a contingent deferred sales charge on redemptions in an amount equal to 1% of the lower of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption. Class C shares held one year or longer are not subject to this contingent deferred sales charge. The contingent deferred sales charge also will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. The order in which Class C shares are redeemed will be determined as described for Class B shares above.

     The contingent deferred sales charge, if any, upon redemption of Class C shares acquired through an exchange and held less than one year will be calculated based on the original purchase date of the Class C shares exchanged.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE. The provisions for waiving the contingent deferred sales charge on Class C shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class C shares of a Series are subject to distribution and service fees at an annual rate of up to 1.00% of the average daily net assets of that Class.

                               CONSECO FUND GROUP

                 THIRD AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                   SCHEDULE C

     CONVERSION FEATURE - CLASS B SHARES. Class B shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. No initial sales charge or other charge is imposed at conversion. When Class B shares convert, a pro rata amount of Class B shares that were acquired by the reinvestment of dividends and capital gains distributions will also convert to Class A shares.

                                    EXHIBIT N

                             FINANCIAL DATA SCHEDULE

                                    EXHIBIT P

                                 CODE OF ETHICS

                                 CODE OF ETHICS

                                       FOR

                               CONSECO FUND GROUP

I.       STATEMENT OF POLICY:

                  This Code of Ethics (hereinafter "Code") is adopted under rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to
         Section 17(j) of the Investment Company Act of 1940 (the "Investment Company Act") and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the "Insider Trading Act"). In general, the Investment Company Act and Rule 17j-1 impose an obligation on registered investment companies and on certain registered investment advisers and registered broker-dealers to adopt written compliance procedures and a Code of Ethics covering securities activities of their directors, officers and certain employees. This Code is designed to ensure that those individuals who have access, due to their duties and responsibilities with Conseco Capital Management, Inc. (hereinafter the "Adviser") to material, non-public information regarding the activities of the Adviser, or to information about the portfolio securities and the activities of the Adviser and its Clients, do not intentionally use such information for their personal benefit.

                  The Code is intended to cover all Access Persons (as hereinafter defined) of the Adviser. All Access Persons are subject to and bound by the terms of this Code. It is not the intention of this Code to prohibit personal securities transactions by Access Persons, but rather to prescribe rules designed to prevent actual and apparent conflicts of interest. While it is not possible to specifically define and prescribe rules addressing all possible situations in which conflicts may arise, this Code sets forth the Adviser's policy regarding conduct in those situations in which conflicts are most likely to develop.

                  Every Access Person should keep the following general principles in mind in discharging his or her obligations under the
         Code:

         (A) No Access Person should knowingly place his or her own interests ahead of the Adviser or its Clients; and

         (B) No Access Person should use knowledge of the activities of the Adviser or its Clients to his or her profit or advantage.

II.      DEFINITIONS:

         (A) "Access Person" means any director, officer or Advisory Person of the Adviser.

         (B) "Adviser" means the investment adviser, Conseco Capital Management, Inc.

         (C) "Advisory Person" means any employee of the Adviser, or any company or natural person in a control relationship to the Adviser, who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales.

         (D) "Beneficial Ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that it applies to all securities which an Access Person has or acquires. Beneficial ownership includes direct or indirect pecuniary interest in securities, such as securities held by members of a person's immediate family sharing the same household.

         (E)      "Board" means the Board of Directors of the Adviser.

         (F) "Client" means any corporation, insurance company, individual, pension plan, endowment, institution, investment company, separate account, trust, business trust, or subsidiary of Conseco, Inc. or its subsidiaries, who, for a fee, has selected the Adviser to act on its behalf in the offering of portfolio management, investment consulting, or other advisory services.

         (G)      "Conseco" means Conseco, Inc.

         (H) "Control" means the power to exercise a controlling influence over the management of policies of a company (Section 2(a)(9) of the Investment Company Act).

         (I) "Designated Officer" means the Chief Compliance Officer or, in his absence, the President of the Adviser.

         (J) "Director" means a member of the Board of Directors of the Adviser.

         (K)      "He" or "his" includes feminine gender.

         (L) "Investment Company" means a company registered as such under the Investment Company Act and for which the Adviser is the investment adviser.

         (M) "Purchase or sale of a security" includes, inter alia, the writing of an option to purchase or sell a security and the exercise of a stock option.

         (N) "Security" includes any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, investment contract, limited partnership shares, etc. (as defined in Section 2(a)(36) of the Investment Company Act). "Security" shall not include shares of registered open-end investment companies, securities issued by the United States Government, short-term debt securities which are "government securities" (meaning any security issued or guaranteed as to principal or interest by the United States, or by any person acting as an instrumentality of the United States government, per Section 2(a)(16) of the Investment Company Act), bankers acceptances, bank certificates of deposit, commercial paper, and any other money market instrument as designated by the Board.

         (O) A security is "being considered for purchase or sale" when a recommendation has been made and communicated, or when a person who participates in making recommendations performs investigative or analytical work for the purpose of making a recommendation or when there is an outstanding order to purchase or sell that security for a Client.

III.     EXEMPTED TRANSACTIONS:

         The prohibitions of Section IV of this Code shall not apply to the following transactions:

         (A) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

         (B) Purchases or sales which are non-volitional on the part of either the Access Person or the Adviser;

         (C) Purchases which are part of an automatic dividend reinvestment plan;

         (D) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer;

         (E) Purchases or sales of securities which are not eligible for purchase or sale by any Client (any Access Person desiring to engage in such a transaction should obtain the prior written approval of the Designated Officer);

         (F) Purchases or sales which receive prior written approval from the Designated Officer because they are only remotely potentially harmful to the Client because they are unlikely to affect a highly institutional market, or because they are clearly not related economically to the securities to be purchased, sold or held by the Client;

         (G) Purchases or sales of securities which are not then being purchased or sold by the Adviser on behalf of any Client or considered for purchase or sale by the Client, provided that the Access Person has first obtained the prior written approval of the Designated Officer;

         (H) Purchases of securities which are then being sold or considered for sale by the Adviser on behalf of the Client and sales of securities which are then being purchased or considered for purchase by the Adviser on behalf of the Client. The Designated Officer must give prior written permission and will require written explanations for all such trades by an Access Person; and

         (I) Purchases or sales of other securities of the same issuer whose securities are being purchased or sold or considered for purchase or sale by the Adviser on behalf of a Client. However all equity securities of an issuer shall be deemed the same security and all debt securities of an issuer shall be deemed the same security.

                  The reporting requirements of Section V of the Code shall remain applicable to all of the above transactions, except that no person shall be required to make a report with respect to the transactions listed in paragraphs (A), (B) and (C) above.

IV.      PROHIBITED TRANSACTIONS:

         The following prohibitions shall apply to this Code:

         A.       Purchases and Sales of Securities.

                  No Access Person shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale:

                  (1) is being considered for purchase or sale by the Adviser on behalf of any Client, or

                  (2) is being purchased or sold by the Adviser on behalf of any Client.

                  It is the responsibility of every Access Person, prior to effecting a purchase or sale of any security in which he has, or acquires, any direct or indirect beneficial ownership, to ascertain whether such security is being purchased or sold, or is being considered for purchase or sale, by the Adviser for a Client. In order to confirm that such security is not then being purchased or sold or being considered for purchase or sale on behalf of any Client, the Access Person must seek and receive prior written clearance for the proposed trade from the Designated Officer. The Designated Officer will first review the Restricted Securities List. Subject to the following paragraphs, if the security which the Access Person wishes to trade is not on this List at the time in question, the Designated Officer may clear the Access Person to trade the security on that same day.

                  The Restricted Securities List is the list of those securities which are either being considered for purchase or sale by the Adviser on behalf of any Client (including securities which are being held for trading and may be expected to be sold at any time) and those securities being purchased or sold by the Adviser on behalf of any Client. This List will be prepared and updated each business day by the Adviser. The Restricted Securities List shall contain all securities which the Adviser on behalf of its Clients is purchasing or selling or considering for purchase or sale. It will be the duty of the Adviser to place on the Restricted Securities List all such securities as promptly as possible. If there is any type or class of securities as to which the Adviser cannot readily determine which securities it is trading or considering for trade, such type or class of securities will be so identified by the Adviser whether on the Restricted Securities List or otherwise; any Access Person wishing to trade in any such security must first seek and receive prior written clearance for his trade from the Designated Officer. The Access Person must submit a copy of any such clearance prior to or with his report on such trade pursuant to Section V below.

                  Reliance on the above-mentioned prior written clearance by an Access Person shall be conclusive evidence that such Person was not aware that such security was being purchased or sold, or considered for purchase or sale, as the case may be, except in the case of an Access Person who because of his or her position as trader, portfolio manager or securities analyst or because of special access to knowledge concerning that security had, or should have had, knowledge concerning such purchase or sale of such consideration for purchase or sale.

                  In any event, no Access Person, who because of his or her position has actual knowledge about the impending or actual purchase or sale or consideration of a purchase or sale of a security by the Adviser on behalf of any Client prior to the publication of such security on the Restricted Securities List, may purchase or sell such security until such security is thereafter removed from the Restricted Securities List.

         B. Purchases and Sales of Recommended Securities by Analysts or Portfolio Managers.

                  No Access Person shall purchase or sell a security, in which he has or acquires any direct or indirect beneficial interest, following the preparation of a written recommendation by such Access Person that such security be purchased or sold until such time as it is determined that such recommendation will not be acted upon or until such time as it is removed from the Restricted Securities List, if longer.

                  Any Access Person who manages a Client's portfolio shall not purchase or sell a security eligible for purchase by that portfolio within seven calendar days before or after that portfolio trades in that security; this prohibition does not apply to a sale of such a security by such portfolio manager within seven calendar days after a sale of such security by that portfolio or to his purchase of such security within seven calendar days after a purchase of such security by that portfolio. Any profits realized on trades within the periods proscribed in Sections IV.A. and IV.B. above must be disgorged to the Adviser for the benefit of the affected Clients.

         C.       Receipt of Gifts, etc.

                  No Access Person or a member of his or her family shall seek or accept gifts, favors, compensation or deals in securities more favorable than those offered to the public from any broker, dealer, investment adviser, financial institution or other supplier of goods and services to the Adviser or from any company whose securities have been purchased or sold or considered for purchase or sale by the Adviser. The foregoing provision shall not prohibit any benefit, direct or indirect, in the form of compensation to the Access Person from any entity under common control with the Adviser for bona fide services rendered as an officer, member of the Board or employee of such entity. This prohibition shall not apply to:

                  (1)      lunches or dinners conducted for business purposes;

                  (2) cocktail parties or similar social gatherings conducted for business purposes; or

                  (3) gifts of small value, usually in the nature of reminder advertising, such as pens, calendars, etc.

         D.       Material, Non-public Information and Insider Trading.

                  (1) General. No Access Person may buy or sell securities on the basis of non-public "material information" known by the Access Person or "tip" other persons about such information. Any violation of these restrictions may subject the Adviser and the Access Person to serious criminal and civil liabilities and sanctions, including up to $1 million in criminal fines, up to 10 years in jail and civil penalties up to three times the illegal profit gained or loss avoided. In addition to governmental fines and other sanctions, private actions brought by "professional plaintiffs" against public companies and their insiders have become quite common and can involve substantial costs, both monetary and in terms of time, even if the claim ultimately is dismissed. Equally important, any appearance of impropriety on the part of the Adviser or its insiders could impair investor confidence in the Adviser and severely damage its reputation and business relationships. Accordingly, considerable care should be taken to avoid even inadvertent violations. In light of these restrictions, the Adviser has adopted a general policy that the Adviser's personnel may not trade in securities of Conseco, Inc. or its publicly-held affiliates ("Conseco") or any other company while in possession of non-public, material information. Each Access Person should obtain approval from Conseco's legal department prior to trading in Conseco securities.

                           Each Access Person is also prohibited from directly or indirectly disclosing material, non-public information about any issuer to any other person, including family members and relatives, except for persons who have a legitimate need to know.

                  (2) Trading in Conseco or Client Securities. Each Access Person and his family members who share his household should not, under any circumstances, trade options for, or sell "short," any securities of Conseco. No Access Person shall buy or sell the equity securities issued by any Client that is not affiliated with Conseco, Inc. or the derivatives of such equity securities without first obtaining written approval from an appropriate representative of the Client.

                  (3) Material Information. The term "material information," as used in this Statement of Policy, means information relating to a company, its business operations or securities, the public dissemination of which would likely affect the market price of any of its securities, or which would likely be considered important by a reasonable investor in determining whether to buy, sell or hold such securities. While it is impossible to list all types of information that might be deemed material under particular circumstances, information dealing with the following subjects is often found material: internal forecasts or budgets; dividends; major new discoveries or advances in research; acquisitions, including mergers and tender offers; sales of substantial assets; changes in debt ratings; significant writedowns of assets or additions to reserves for bad debts or contingent liabilities; liquidity problems; extraordinary management developments; public offerings; major price or marketing changes; labor negotiations; and significant litigation or investigations by governmental bodies. Information about a company generally is not material if its public dissemination would not have an impact on the price of the company's publicly traded securities. It should be noted that either positive or adverse information may be material.

                  (4) No Use or Solicitation of Inside Information. No Access Person shall utilize material, non-public information about any issuer of securities in the course of rendering investment advice or making investment decisions on behalf of Clients. No Access Person should solicit from any issuer of securities any such material, non-public information. Any Access Person inadvertently receiving non-public information regarding securities held by any Client should notify the Designated Officer or any Vice President of the Adviser immediately.

         E.       Confidentiality.

                  Serious problems could arise for the Adviser and any Access Person by any unauthorized disclosure of internal information about Conseco, Inc. or its affiliated companies including the Adviser (the "Conseco Companies"), or a Client whether or not for the purpose of facilitating improper trading in the securities of a Conseco Company or a Client. It is the Adviser's policy that no Access Person should discuss internal Conseco Company or Client matters or developments with anyone outside of the Conseco Companies (including family members, relatives and friends), except as required in the performance of his regular employment duties. Similarly, no Access Person should discuss Conseco Company or Client affairs in public or quasi-public areas where your conversation may be overhead (e.g., restaurants, restrooms, elevators, etc.). This prohibition also applies to inquiries about Conseco Companies or Clients which may be made by the financial press, investment analysts or others in the financial community. It is important that all such communications on behalf of the Conseco Companies or the Adviser be made only through authorized individuals. If you receive any inquiries of this nature, you should decline comment and refer the inquirer directly to the Conseco Companies' investor relations spokesman, James Rosensteele, at (317) 817-2893.

         F.       Initial Public Offerings.

                  No Access Person shall purchase a security, in which he by reason of such transaction acquires any direct or indirect beneficial interest, in an initial public offering.

         G.       Private Placements.

                  No Access Person shall purchase a security, in which he by reason of such transaction acquires any direct or indirect beneficial interest, in a private placement, without obtaining the prior written approval of the Designated Officer. In giving his approval, the Designated Officer must consider, among other factors, whether the investment opportunity should be reserved for a Client and whether the opportunity is being offered to the individual by virtue of his position as an Access Person. Any Access Person who has been authorized to so acquire securities must disclose that investment when he plays a part in any subsequent consideration of an investment in the issuer by any Client. In such circumstances, such decision for a Client to purchase securities of that issuer must be reviewed independently by other investment personnel of the Adviser who have no personal interest in the issuer.

         H.       Directorships of Publicly Traded Companies.

                  No Access Person may serve on the boards of directors (or equivalent governing bodies) of publicly traded companies, except the Board of Directors of the Adviser's parent company, unless that Access Person first obtains in writing the prior approval of the Designated Officer if the latter is satisfied that the Access Person will normally be isolated from the investment making decisions of the Adviser for its Clients.

V.       REPORTING REQUIREMENTS:

         A.       In General.

                  1. Every Access Person shall direct his broker to supply to the Designated Officer, on a timely basis, duplicate copies of confirmations of all security transactions in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security and copies of periodic statements for all securities accounts.

                  2. Every Access Person shall report to the Designated Officer the information with respect to the transactions in any security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such Access Person does not have any direct or indirect influence or control.

                  3. Notwithstanding the above, an Access Person need not duplicate information recorded pursuant to (i) Rule 204-2(a)(12) of the Investment Advisers Act of 1940, or (ii) the confirmations and statements supplied under paragraph V.A.1. above. The reporting under this Code will satisfy that Rule.

                  4. A Director of the Adviser who is not otherwise an Access Person need only report a transaction in a security if such member, at the time of that transaction, knew or, in the ordinary course of fulfilling his official duties as a Director, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the Director, such security was purchased or sold by the Adviser or was being considered for purchase or sale by the Adviser. Any Director, who pursuant to the preceding sentence is not required to report any transaction in a security during the period in question, need not make any other report or disclosure of personal securities holdings during such period under this Section V.

         B.       Report Contents.

                  Every report under Paragraph V.A.2. shall be made not later than ten (10) days after the end of the calendar quarter in which the transaction to which the report relates was effected, and unless such information has been supplied under paragraph V.A.1. above, shall contain the following information:

                  (1) The date of the transaction, the title and the number of shares or the principal amount of each security involved;

                  (2) The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  (3)      The price at which the transaction was effected; and

                  (4) The name of the broker, dealer or bank with or through whom the transaction was effected.

                  Any such report may contain a statement that the report shall not be construed as an admission of direct or indirect beneficial ownership in said security.

         C.       Review.

                  The Chief Compliance Officer shall review or supervise the review of the personal securities transactions reported pursuant to Section V. As part of the review, each such reported securities transaction may be compared against the portfolio transactions of Clients to determine whether a violation of this Code may have occurred. If the Chief Compliance Officer believes that a violation may have occurred, he may submit the pertinent information regarding the transaction to, and consult with the General Counsel of Conseco. The Chief Compliance Officer shall evaluate whether a material violation of this Code has occurred, taking into account all the exemptions provided under Section III. Before making any determination that a violation has occurred, the Chief Compliance Officer shall give the person involved an opportunity to supply additional information regarding the transaction in question and shall consult with counsel, if any, for the Access Person whose transaction is in question.

         D.       Annual Disclosure and Certification.

                  Every Access Person shall disclose all securities in which he has any direct or indirect beneficial ownership in the securities upon the commencement of his employment and thereafter on an annual basis. Every Access Person shall certify annually that he has read and understands this Code of Ethics and is subject thereto and that he has reported or disclosed all personal securities trades required to be reported or disclosed thereunder.

VI.      SANCTIONS.

         If the Chief Compliance Officer determines that a material violation of the Code or of the Insider Trading Act has occurred, he shall provide a written report of his determination to the Board, as is appropriate under the circumstances, for such further action and sanctions as such Board deems appropriate, which may include, but shall not be limited to, a letter of censure, suspension with pay, termination of employment or disgorgement of any profits realized on transactions in violation of this Code. If a securities transaction of a Designated Officer is under consideration, the General Counsel of Conseco shall act in all respects in the manner prescribed herein for the Designated Officer.

VII.     MISCELLANEOUS PROVISIONS.

         A.       Records.

                  The Chief Compliance Officer shall maintain records in the manner and to the extent set forth below, which records may be maintained on film or computer storage medium under conditions described in Rule 31a-2(f)(1) under the 1940 Act and shall be available for examination by representatives of the Securities and Exchange Commission:

                  (1) A copy of this Code and any other code which is, or at any time within the past five (5) years has been in effect, shall be preserved in an easily accessible place;

                  (2) A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five (5) years following the end of the fiscal year in which the violation occurs;

                  (3) A copy of each report made by the Access Person pursuant to this Code shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which it is made, the first two (2) years in an easily accessible place; and

                  (4) A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to this Code shall be maintained in an easily accessible place.

         B.       Confidentiality of Reports.

                  All reports of securities transactions and any other information filed with the Designated Officer or furnished to any person pursuant to this Code shall be treated as confidential, but are subject to review as provided herein and by representatives of the Securities and Exchange Commission or of the client investment company.

         C.       Interpretation of Provisions.

                  The Board may from time to time adopt such interpretation of this Code as they deem appropriate.

         D.       Effect of Violation of this Code.

                  In adopting Rule 17j-1, the Commission specifically noted in Investment Company Act Release No. IC-11421 (Oct. 31, 1980) that a violation of any provision of a particular code of ethics, such as this Code, would not be considered a per se unlawful act prohibited by the general anti-fraud provisions of that Rule. In adopting this Code of Ethics, it is not intended that a violation of this Code is or should be considered to be a violation of Rule 17j-1.

Attachments:

         Certification of Compliance (To be signed by all Access Persons of the Adviser) Annual Certification of Compliance (To be signed annually) Report of Personal Securities Transactions (To report quarterly or for single transactions) Prior Clearance Form (To be completed prior to each transaction)

                           CERTIFICATION OF COMPLIANCE
                               CONSECO FUND GROUP

To:      Chief Compliance Officer

         I have read in detail and understand the Conseco Fund Group Code of Ethics, dated January, 1995, and will comply in all respects with the policies and procedures contained therein.

         Signature: _____________________________

         Print Name: ____________________________

         Date: __________________________________

                       ANNUAL CERTIFICATION OF COMPLIANCE
                               CONSECO FUND GROUP

To:      Chief Compliance Officer

         I have read and understand the Conseco Fund Group Code of Ethics, dated January, 1995, to which I am subject. During the period from to the date of this annual certification, I have complied in all respects with the policy and procedures contained in the Code of Ethics, including the annual disclosure to Conseco Fund Group of all personal securities holdings in which I have any direct or indirect beneficial ownership.*

         Signature: _____________________________

         Print Name: ____________________________

         Date: __________________________________


-------------------
  * In addition to the securities holdings reported on my broker-dealer statement(s) for the preceding calendar year end, I directly or indirectly beneficially own the following securities at such date. (If none, please so state):

    Complete Security Description:                 Number of Shares
    (Name)                                         (Stock) or Par
    (Coupon)                                       (Bonds)
    (Maturity Date)

    ------------------------------                 --------------------------

                               CONSECO FUND GROUP

                              PRIOR CLEARANCE FORM
                      FOR PERSONAL SECURITIES TRANSACTIONS

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                   (Printed Name of Access Person) Phone Ext.

The undersigned seeks clearance for the following trade(s) to be effected today,

-------------------------------------------------------------------------------.

SECURITY DESCRIPTION      ORDER SIZE             TYPE OF TRANSACTION     BROKER-DEALER          APPROXIMATE PRICE
(Issuer,                  (No. of Shares,        (Buy, Sell,             OR BANK INVOLVED       OF SECURITY
Coupon,                   Par Value, etc.)       Short, Gift, etc.)                             (rounded to nearest
Maturity Date, etc.)                                                                            whole dollar)

---------------------------------------------------------------------------------------------------------------------




                                         --------------------------------------
                                         (Signature of Access Person)

The foregoing transaction(s) has (have) been cleared for trading on this date.



                                         --------------------------------------
                                         (Signature of Designated Officer)

         Note: A copy of this completed form (including the signatures of both the Access Person and the Designated Officer) must be returned to, or left with, the Designated Officer.